MELLON PRIVATE ASSET MANAGEMENT SM

MPAM SM Family of Mutual Funds

MPAM Large Cap Stock Fund

MPAM Income Stock Fund

MPAM Mid Cap Stock Fund

MPAM Small Cap Stock Fund

MPAM International Fund

MPAM Emerging Markets Fund

MPAM Balanced Fund

MPAM Bond Fund

MPAM Intermediate Bond Fund

MPAM Short-Term U.S. Government Securities Fund

MPAM National Intermediate Municipal Bond Fund

MPAM National Short-Term Municipal Bond Fund

MPAM Pennsylvania Intermediate Municipal Bond Fund


ANNUAL REPORTS
August 31, 2001


                                             MELLON PRIVATE ASSET MANAGEMENT(SM)
The Funds

Contents

The Funds
--------------------------------------------------------------------------------

Letter from the President                                                 2

Discussion of Funds' Performance

    MPAM Large Cap Stock Fund                                             3

    MPAM Income Stock Fund                                                6

    MPAM Mid Cap Stock Fund                                               9

    MPAM Small Cap Stock Fund                                            12

    MPAM International Fund                                              15

    MPAM Emerging Markets Fund                                           18

    MPAM Balanced Fund                                                   21

    MPAM Bond Fund                                                       24

    MPAM Intermediate Bond Fund                                          27

    MPAM Short-Term U.S.

              Government Securities Fund                                 30

    MPAM National Intermediate

              Municipal Bond Fund                                        33

    MPAM National Short-Term

              Municipal Bond Fund                                        36

    MPAM Pennsylvania Intermediate

              Municipal Bond Fund                                        39

Statements of Investments                                                42

Statements of Assets and Liabilities                                     88

Statements of Operations                                                 91

Statements of Changes in Net Assets                                      94

Financial Highlights                                                    100

Notes to Financial Statements                                           105

Independent Auditors' Report                                            114

Important Tax Information                                               115

For More Information
--------------------------------------------------------------------------------

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured
  * Not Bank-Guaranteed
  * May Lose Value

The Funds

LETTER FROM THE PRESIDENT

This annual report for the Mellon Private Asset Management Family of Mutual Funds(SM) covers the period from October 2, 2000 (the date the funds began operations as registered, open-end mutual funds) through August 31, 2001. Inside, you'll find valuable information about how the funds were managed during the period, including a discussion with each fund's portfolio manager(s).

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of the Mellon Private Asset Management family, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks that had previously risen too high, too fast. Now, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. In our experience, we have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a lONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investment portfolio is appropriately allocated and diversified for the long term. We encourage you to contact your portfolio manager for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.


David F. Lamere
President
MPAM Funds Trust
September 17, 2001




DISCUSSION OF  FUND PERFORMANCE

MPAM Equity Management Team,  Portfolio Managers

How did MPAM Large Cap Stock Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of -23.55%.(1 )For the same period, the Standard & Poor's 500 Composite Stock Price Index (" S& P 500 Index"), the fund's benchmark, produced a total return of -20.16%.(2)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of -4.69%
 .(1)

We attribute the fund's underperformance relative to its benchmark to its slightly greater exposure to growth-oriented stocks compared to the S&P 500 Index. During the reporting period, growth stocks significantly underperformed value stocks so that even very small biases toward growth or value stocks
resulted    in    significant    differences    in    performance.

What is the fund's investment approach?

The fund seeks investment returns, consisting of capital appreciation and income, that are consistently superior to those of the S&P 500 Index. To pursue its goal, the fund normally invests at least 65% of its total assets in a blended portfolio of growth and value stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the suitability or growth of earnings; and

*    FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked candidates. The portfolio managers then decide which stocks to purchase and whether any current holdings should be sold.

We also attempt to manage the risks associated with market timing and sector and industry exposure. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry groups outweigh the risks of such moves. Instead, our goal typically is to remain close to the industry and sector allocations of the S&P 500 Index.

What other factors influenced the fund's performance?

The U.S. stock market experienced high levels of volatility throughout the reporting period, largely caused by a weakening U.S. economy. The economic slowdown, which became evident in mid-2000, interrupted a soaring ascent in the prices of most growth-oriented stocks. As economic growth stalled, the prices of growth stocks generally fell, while prices of previously overlooked value stocks tended to hold comparatively steady. As a result, growth stocks generally performed notably worse than value stocks during most of the reporting period.

The magnitude of the disparity between growth and value stocks affected the fund's performance to a surprising degree. Generally, the fund's quantitative investment model balances growth and value factors when seeking to identify what we believe are attractive stocks. However, in attempting to achieve earnings momentum, the fund's holdings had a slight tilt in favor of stocks with growth characteristics. Even the fund's small bias toward growth stocks resulted in a
meaningful    return    differential    compared    to    its    benchmark.

The impact of the fund's mild bias toward growth stocks was most clearly evident in the area of technol-
                                                                       The Funds


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ogy. Technology stocks were especially hard-hit by the economic slowdown, driving the S&P 500 Index lower for the reporting period as a whole. The fund's overall returns suffered because it held a higher percentage than the S&P 500 Index did of several other weak-performing technology stocks. The fund's most notable losses occurred in this area among major networking and telecommunications-related companies such as Corning, Network Appliance, Sun Microsystems, Oracle, Cisco Systems, Siebel Systems, Nokia ADR and Solectron. On the other hand, the fund's performance benefited by avoiding a few of the poorest performing technology stocks within the S&P 500 Index, such as JDS
Uniphase,    Lucent,    Veritas    Software    and    Broadcom.

What is the fund's current strategy?

As of August 31, 2001, the fund remains highly diversified, with positions in 140 stocks across 11 economic sectors. The 10 largest holdings account for approximately 27% of the fund's portfolio, so we believe the fund's performance is not overly dependent on any one stock. We continue to employ our disciplined investment process, maintaining roughly the same exposure to various industries and sectors as those in the S&P 500 Index. By balancing the fund's growth and value characteristics in a consistent manner, we seek to avoid abrupt changes in investment style and insulate the fund from the dramatic performance gyrations of pure growth or value investments.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.


FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM Large Cap Stock Fund MPAM shares and the Standard & Poor's 500 Composite Stock Price Index

Average Annual Total Returns AS OF 8/31/01




                                                                      1 Year            5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                                          (27.88)%            12.50%               13.30%
                                                                                                                                   -

Actual Aggregate Total Returns AS OF 8/31/01

                                                                             Inception                            From
                                                                               Date                             Inception
                                                                                                                                   -

INVESTOR SHARES                                                               7/11/01                            (4.69)%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM LARGE CAP STOCK FUND ON 8/31/91 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND (AND THOSE OF ANOTHER CTF) WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds



DISCUSSION OF  FUND PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did MPAM Income Stock Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of -15.12%.(1) In comparison, the Russell 1000 Value Index ("Russell 1000"), the portfolio's benchmark, produced a total return of -2.02% for the same period.(2)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of -2.32%
 .(1)

We attribute the fund's underperformance compared to that of the Russell 1000 to the fund's slightly greater bias in favor of growth-oriented stocks. During the reporting period, growth stocks significantly underperformed value stocks so that even very small biases toward growth or value stocks resulted in significant differences in performance.

What is the fund's investment approach?

The fund seeks to exceed the total return performance of the Russell 1000 over time. To pursue its goal, the fund normally invests at least 65% of its total assets in dividend-paying stocks. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Because the fund invests primarily in dividend-paying stocks, it generally emphasizes stocks with value
characteristics,    although    it    may   also   purchase   growth   stocks.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the suitability or growth of earnings; and

*    FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked securities. The portfolio manager then decides which stocks to purchase and whether any current holdings should be sold. We also attempt to manage the risks by diversifying broadly across companies and industries, limiting the potential adverse impact of any one stock or industry on the overall portfolio. In an attempt to earn higher yields, the fund may at times invest a higher percentage of assets than its benchmark in certain industry groups.

What other factors influenced the fund's performance?

From the beginning of the reporting period, the U.S. stock market experienced high levels of volatility, largely caused by a weakening U.S. economy. The economic slowdown, which became evident in mid-2000, interrupted a soaring ascent in the prices of most growth-oriented stocks. As economic growth stalled, the lofty prices of growth stocks generally fell to more reasonable valuations, while prices of previously overlooked value stocks held comparatively steady. As a result, growth stocks generally performed notably worse than value stocks during most of the reporting period.

The magnitude of the disparity between growth and value stocks affected the fund to a surprising degree. Generally, the fund's quantitative investment model favors value-oriented, dividend-paying stocks. However, in attempting to outperform the Russell 1000, the fund also invests in stocks exhibiting earnings momentum, a traditional growth characteristic. This approach led the fund to hold a slightly greater percentage of stocks with growth characteristics than the benchmark during the reporting period. The gap between the performance of growth and value stocks was so large that even the fund's small tilt toward growth stocks resulted in a meaningful return differential compared to its benchmark.

The impact of the fund's mild bias in favor of growth stocks is most clearly evident in the area of technology, which was especially hard-hit by the economic slowdown. The fund's returns relative to the Russell 1000 suffered because it held a higher percentage of technology stocks than the benchmark, such as Cisco Systems, Sun Microsystems, Corning, EMC and Intel, all of which detracted from the fund's performance. By contrast, the fund achieved good relative performance in other areas of the market from investments in H&R Block, Lowe's Cos. and Target. The fund's returns also benefited from our decisions to de-emphasize or avoid stocks such as Morgan Stanley Dean Witter & Co., American Express, Worldcom, Enron, American International Group, Exxon Mobil and Hewlett-Packard.

What is the fund's current strategy?

We continue to employ our disciplined investment process, which seeks to deliver total return performance greater than that of the Russell 1000 over time. By balancing the fund's growth and value characteristics in a consistent manner, we seek to avoid abrupt changes in investment style and insulate the fund from the dramatic performance gyrations of pure growth or value investments.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                                 The Funds

FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in MPAM Income Stock Fund MPAM shares and the Russell 1000 Value Index

Average Annual Total Returns AS OF 8/31/01


                                                                    1 Year                    5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                        (17.80)%                   11.53%                  12.51%


Actual Aggregate Total Returns AS OF 8/31/01

                                                                            Inception                            From
                                                                              Date                             Inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                                              7/11/01                            (2.32)%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM INCOME STOCK FUND ON 8/31/91 TO A $10,000 INVESTMENT MADE IN THE RUSSELL 1000 VALUE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND (AND THOSE OF ANOTHER CTF) WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



DISCUSSION OF  FUND PERFORMANCE

Anthony J. Galise, Portfolio Manager

How did MPAM Mid Cap Stock Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of -10.39%.(1 )In comparison, the Standard & Poor' s MidCap 400 Index ("S&P MidCap 400"), the fund's benchmark, produced a total return of -7.49% for the same period.(2)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of -1.15%
 .(1)

We attribute the fund's overall performance to a challenging stock market amid deteriorating economic growth during the reporting period. The fund's lagging performance relative to its benchmark is primarily a result of weakness in the fund's technology holdings, particularly among computer software, electronic equipment and Internet-related stocks.

What is the fund's investment approach?

The fund seeks investment returns, consisting of capital appreciation and income, that are consistently superior to those of the S&P MidCap 400. To pursue its goal, the fund normally invests at least 65% of its total assets in a blended portfolio of growth and value stocks of small and midsize domestic companies, whose market capitalizations generally range between $500 million and $5 billion. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

*   VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*   GROWTH, in this case the suitability or growth of earnings; and

*   FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked securities. Using their insights, we select what we believe are the most attractive securities identified by the model. Finally, we use portfolio construction techniques to manage sector and industry risks. Our goal is to keep those risks at levels that are similar to those of the S&P MidCap 400. For example, if the Index has a 10% weighting in a particular industry group, about 10% of the fund's assets will also normally be invested in that group.

What other factors influenced the fund's performance?

The fund's performance was hurt during the reporting period by its holdings of technology companies. These stocks, which led the market's advance in the late 1990s, declined sharply as their business fundamentals deteriorated in a slowing economy. In addition to the adverse effects of slowing economic growth, many technology companies have recently faced anemic demand for their products after their customers stocked up on the latest computer equipment and software in preparation for Y2K. Companies such as Vignette and Micromuse saw their stock prices plummet after reaching lofty heights in early 2000. The fund's performance was also hurt by its holdings in Calpine Corp., an independent power producer, which declined significantly when electricity prices fell during the second half of the reporting period.

On the other hand, the fund's performance benefited from its health care holdings. Pharmaceutical companies performed particularly well during the reporting period, as did drug distributors such as AmeriSource Health, which acquired a competitor during the reporting period, allowing the company to cut costs
                                                                       The Funds



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

and achieve economies of scale. Many other drug distributors' stocks rose sharply when regulatory price restrictions were lifted. The fund also benefited by generally avoiding biotechnology companies, which were hard-hit during the reporting period. One notable exception was the fund's holdings in Genzyme (General Division), which recently released promising new bio-engineered drugs.

The fund's performance also received positive contributions from restaurant stocks. For example, Ryan' s Family Steak Houses, a restaurant chain offering relatively inexpensive meals, benefited from consumer price consciousness in a
slowing    economy.

What is the fund's current strategy?

We continue to rely on our proprietary computer model to help us identify what we believe are attractively valued, growing midcap companies. In addition, our model, which favors neither the growth nor value styles of investing, is designed to help us avoid stocks that are highly valued or have weak earnings.

By combining the model' s quantitative screens with fundamental analysis, we believe that we have currently identified companies in economic sectors that are reasonably valued with good growth prospects. For example, many economically sensitive stocks have declined in the weakening economy, which we believe makes them inexpensive relative to anticipated earnings when the economy recovers. The same may be true for some energy stocks, which were hard-hit when oil prices fell, but may recover if commodity prices rise during an economic recovery.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET.


FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in MPAM Mid Cap Stock Fund MPAM shares and the Standard & Poor's MidCap 400 Index

Average Annual Total Returns AS OF 8/31/01



                                                                      1 Year                     5 Years            10 Years
------------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                          (11.91)%                      8.07%             12.84%


Actual Aggregate Total Returns AS OF 8/31/01

                                                                             Inception                            From
                                                                               Date                             Inception


INVESTOR SHARES                                                               7/11/01                            (1.15)%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM MID CAP STOCK FUND ON 8/31/91 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S MIDCAP 400 INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE IN THE ABOVE LINE GRAPH. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds



DISCUSSION OF  FUND PERFORMANCE

Gene F. Cervi, Portfolio Manager

How did MPAM Small Cap Stock Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of -4.08% .(1) In comparison, the fund's benchmark, the Standard & Poor' s SmallCap 600 Index ("S&P SmallCap 600") produced a total return of 3.36% for the same period.(2)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of 0.25%.(1

We attribute the fund's overall performance to a difficult market environment in a slowing economy. Nonetheless, small-cap stocks generally provided much better performance than large-cap stocks during the reporting period. The fund's lagging performance relative to its benchmark is primarily a result of losses early in the reporting period, when the investment environment changed very rapidly. We subsequently made refinements to our computer model, causing the fund's performance to improve during the second half of the reporting period.

What is the fund's investment approach?

The fund seeks investment returns, consisting of capital appreciation and income, that surpass those of the S&P SmallCap 600. To pursue its goal, the fund normally invests at least 65% of its total assets in a blended portfolio of growth and value stocks of small-capitalization companies, whose market capitalizations generally range between $100 million and $2 billion. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

*   VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*   GROWTH, in this case the suitability or growth of earnings; and

*   FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked securities. Using their insights, we select what we believe are the most attractive securities identified by the model. Finally, we use portfolio construction techniques to manage sector and industry risks. We attempt to keep those risks at levels that are similar to those of the S&P SmallCap 600. For example, if the Index has a 10% weighting in a particular industry group, about 10% of the fund's assets will also normally be invested in that group.

What other factors influenced the fund's performance?

The fund's returns were affected by slowing economic growth during the reporting period. As the U.S. economy weakened, lenders became more stringent in their credit requirements when providing financing to small companies, making it more
difficult    for    them    to    grow    their    businesses.

In an effort to stimulate economic growth, the Federal Reserve Board reduced short-term interest rates seven times during the reporting period for a total interest-rate reduction of 3.00 percentage points. These moves were designed, in part, to make corporate borrowing less expensive. By the end of the reporting period, we began to see some evidence that lower borrowing costs were benefiting small-cap companies, contribut-

ing to the small-cap market's substantially better performance relative to large-cap stocks.

During the first half of the reporting period, however, the fund's performance was hurt by difficulties encountered by our computer model in adjusting to a changing investment environment, when the market's preference swiftly shifted from growth stocks to value stocks. The fund's performance was particularly impacted by weak performance among its technology holdings.

We subsequently made refinements to the computer model that are designed to improve its ability to detect changes within five different areas of the small-cap stock market: energy, technology, interest-sensitive stocks, cyclical stocks and consumer staples. Indeed, we have been pleased with the fund's improved relative performance since those refinements were made. We received particularly attractive results from the fund's health care holdings, where our successful stock selection strategy focused primarily on pharmaceutical companies, service providers and product manufacturers.

What is the fund's current strategy?

We continue to rely on proprietary computer modeling techniques to identify what we believe are the most attractive areas of the small-cap market. Each of these categories is comprised of various industries and economic sub-sectors. By assigning different degrees of emphasis to the financial criteria we consider within each "supersector," we believe that our model can be more responsive to rapid market changes.

In addition, we have enhanced the level of diversification among the fund's holdings, increasing them from about 90 stocks to approximately 160, and we believe that such diversification may reduce potential risks by tracking more accurately the characteristics of the S&P SmallCap 600.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S SMALLCAP 600 INDEXIS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE.

                                                                 The Funds

FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM Small Cap Stock
     Fund MPAM shares and the Standard & Poor's SmallCap 600 Index

Average Annual Total Returns AS OF 8/31/01


                                                                Inception                                             From
                                                                  Date                      1 Year                  Inception
------------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                      1/1/98                     (8.39)%                   5.86%


Actual Aggregate Total Returns AS OF 8/31/01

                                                                                           Inception                  From
                                                                                             Date                   Inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                                                             7/11/01                   0.25%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM SMALL CAP STOCK FUND ON 1/1/98 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S SMALLCAP 600 INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE IN THE ABOVE LINE GRAPH. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.





DISCUSSION OF  FUND PERFORMANCE

Sandor Cseh, Portfolio Manager

How did MPAM International Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of -3.33%.(1) From September 30, 2000, the fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), produced a total return of -20.48% for the same period.(2)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of 0.75%.(1)

We attribute the fund's performance to an environment of negative returns from most of the world's stock markets because of concerns over a slowing economic outlook, particularly in the United States. However, we are pleased that the fund performed better than its benchmark during the reporting period, primarily because of investors' continued preference for value stocks over growth stocks, as well as the fund's limited exposure to telecommunications and technology stocks.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests primarily in stocks of foreign issuers that we consider to be value companies. The fund normally invests in companies in a broad range of countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund's investment approach is value oriented, research driven and risk averse. When selecting stocks, we identify potential investments through extensive quantitative and fundamental research.

Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

* VALUE, or how a stock is priced relative to traditional business performance measures;

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

* BUSINESS MOMENTUM, or the presence of a catalyst (such as corporate restructuring or changes in management) that may potentially trigger a price increase in the near to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

What other factors influenced the fund's performance?

A slowing U.S. economy created a generally negative global stock market environment during the reporting period. Many countries depend heavily on the U.S. for consumption of their goods and services, and their economies were hurt when U.S. demand for those goods and services slackened. In addition, the strong U.S. dollar hindered the fund's performance. The fund invests primarily in overseas stocks that are denominated in local currencies. As the dollar strengthened relative to local currencies, those investments translated into fewer dollars.

On the other hand, the fund's performance fared much better than the MSCI EAFE Index, mainly because of our emphasis on value stocks, which remained in favor throughout the reporting period. Many growth stocks have experienced steep price
declines,   but   their   earnings  have  fallen  even  faster.  In
                                                                        The Fund



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

contrast, value stocks had relatively low valuations and have recorded relatively stable earnings throughout the reporting period, making them much more attractive to investors. The fund also performed better than the MSCI EAFE Index by limiting its exposure to telecommunications and technology stocks in
most    countries.

In Japan, the fund's largest country allocation, the strongest returns during the reporting period came from financial stocks, especially consumer loan companies and credit card issuers. We believe these companies benefited by offering financial services to individuals who would otherwise not have been
able    to    obtain    those    services    from   Japan'  s   major   banks.

Europe had two of the fund's best performing stocks. Unilever, a food and household products company in the United Kingdom, was one of the fund's top performing stocks for the reporting period. The company fared well mainly because of its global presence, which helped diminish the negative effects of economic changes in any one country during the reporting period. The other European top performer was BNP Paribas, one of France's largest financial institutions.

What is the fund's current strategy?

Toward the end of the reporting period, we found what we believe are several good investments in the technology and telecommunications industries, mostly in Japan. Despite lower earnings, we believe many of these stocks are attractively priced after experiencing sharp declines. However, we are concerned about Japan's economy and are selecting only those stocks that we believe have the potential to sustain earnings over the long term.

We have not made any major shifts in the fund's country allocations and currently plan to maintain them. As of the end of the reporting period, these allocations were similar to that of the MSCI EAFE Index. One area to which we may consider increasing the fund's exposure is the United Kingdom, where a rapidly consolidating utilities industry may present attractive investment opportunities for the fund.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS NET REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.


FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM International Fund MPAM shares and the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index

Average Annual Total Returns AS OF 8/31/01


                                                                Inception                                            From
                                                                  Date                     1 Year                  Inception
------------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                      7/15/98                   (6.76)%                   1.03%


Actual Aggregate Total Returns AS OF 8/31/01
                                                                                          Inception                  From
                                                                                            Date                   Inception
                                                                                                                                   -

INVESTOR SHARES                                                                            7/11/01                   0.75%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM INTERNATIONAL FUND ON 7/15/98 TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE) INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 7/31/98 IS USED AS THE BEGINNING VALUE ON 7/15/98. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND (AND THOSE OF ANOTHER CTF) WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds



DISCUSSION OF  FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did MPAM Emerging Markets Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of -4.68%.(1) In comparison, the Morgan Stanley Capital International Emerging Markets (Free) Index ("MSCI EMF Index"), the fund's benchmark, produced a total return of -20.92% for the same period.(2)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of -2.06%
 .(1)

We attribute the fund's overall performance to investors' concerns over slowing economic activity in markets that are large importers of goods and services produced in emerging markets. We are pleased, however, that the fund substantially outperformed its benchmark during the reporting period. This good relative performance is primarily the result of our value-oriented stock selection strategy, which benefited from the strong performance of value stocks versus growth stocks.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue its goal, the fund invests primarily in stocks of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any one emerging market country.

When choosing stocks, we use a value-oriented, research-driven approach. We identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors:

* VALUE, or how a stock is priced relative to its intrinsic worth based on traditional value measures;

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

* BUSINESS MOMENTUM, or the presence of catalysts expected to trigger price increases.

We typically sell a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environments, shows deteriorating fundamentals or declining momentum or falls short of our expectations.

What other factors influenced the fund's performance?

The market' s preference for value stocks over growth stocks was one of the primary influences on the fund's performance during the reporting period. During the late 1990s, companies with above-average earnings growth rates dominated the global stock markets, and their prices relative to their earnings, sales and other valuation measures became increasingly high compared to stocks with lower growth rates. After the technology bubble burst in early 2000, many investors began to look to stocks that they believed were more reasonably priced relative to their earnings. That preference for reasonably priced, value-oriented stocks persisted throughout the reporting period, benefiting the fund's performance.

Our stock selection strategy was also an important factor affecting the fund's performance. For example, although the fund had approximately the same percentage of assets invested in South African stocks as the MSCI EMF Index, the fund's South African investments produced higher returns than those of the Index. That result occurred because the fund's holdings included some of the best performing stocks in that country, including banks, department stores,
women's   apparel   shops   and   building   and   construction   companies.

The fund's investments in Asia, specifically those in China, Taiwan and Korea, produced the highest returns of any region during the reporting period. China, which represented the fund's single largest area of investment, benefited from an improving economy and the country' s increasingly likely admission into the World Trade Organization. Our decision to limit the fund's exposure to technology stocks made Taiwan the fund's second best performing country. We also trimmed the fund's technology exposure in Korea, choosing instead to concentrate on relatively defensive companies such as iron and steel producers.

On the other hand, most of the fund's investments in Latin America provided disappointing returns during the reporting period. The sole exception was Mexico, which benefited from a strong currency and rising oil prices. Eastern European holdings posted mostly flat returns.

What is the fund's current strategy?

We believe that valuations in the emerging markets, after years of lackluster returns, are currently very attractive relative to historical norms and, especially, compared to stocks in the developed markets.

As of the end of the reporting period, approximately 40% of the fund's assets were invested in five countries: India, Mexico, Korea, South Africa and Brazil. Of these five, we are particularly excited about Brazil, where a slowing economy and weak currency have led to price declines in a variety of stocks, including, in our view, those with what we believe are solid business fundamentals. As a result, we believe that some well-managed, growing Brazilian companies' stocks are currently selling at very attractive prices.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                                 The Funds

FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM Emerging Markets Fund MPAM shares and the Morgan Stanley Capital International Emerging Markets Free Index

Actual Aggregate Total Returns AS OF 8/31/01


                                                                      Inception                                   From
                                                                        Date                                    Inception
------------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                            10/2/00                                   (4.68)%

INVESTOR SHARES                                                        7/11/01                                   (2.06)%



((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM EMERGING MARKETS FUND ON 10/2/00 TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN. THE INDEX EXCLUDES CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS, WHICH ARE NOT PURCHASABLE BY FOREIGNERS. THE INDEX INCLUDES GROSS DIVIDENDS REINVESTED AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




DISCUSSION OF  FUND PERFORMANCE

Bert J. Mullins and Lawrence R. Dunn,  Portfolio Managers

How did MPAM Balanced Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of -6.38% .(1 )In comparison, the fund's benchmark, a blended index composed of 55% Standard & Poor's 500 Composite Stock Price Index (" S&P 500 Index") and 45% Lehman Brothers Aggregate Bond Index, produced a total return of -5.85% for the same period.(2) Separately, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index produced total returns of -20.16% and 11.65%, respectively, for the same period.

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of -0.88%
 .(1)

We attribute the fund's overall performance during the reporting period to the stock market' s weakness in a slowing U.S. economy. Relative to its benchmark, the fund's performance lagged because the positive returns generated by its investments in bonds and money market instruments were not enough to fully offset declines in its equity holdings.

What is the fund's investment approach?

The fund seeks long-term growth of principal in conjunction with current income. To pursue its goal, the fund may invest in equity securities, income-producing bonds and other MPAM funds, including MPAM Mid Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund. The fund normally allocates approximately 55% of its assets to equity investments and 45% to bonds and money market instruments. The fund may deviate from these targets by +/- 10%. The fund's investment in each of MPAM Mid Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund is subject to a separate limit of 20% of the fund's total assets, as is the fund's investment in money market instruments.

With respect to the equity portion of the fund's portfolio, individual stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Our computer model identifies and ranks stocks within each industry or sector, based on a variety of criteria. A team of experienced analysts then examines the fundamentals of the higher ranked candidates. Finally, the portfolio managers decide which stocks to purchase or sell. The equity portion of the fund's portfolio is structured so that its allocations of assets to economic sectors are similar to those of the S&P 500 Index.

With respect to the fixed-income portion of the fund's portfolio, the fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years. We choose debt securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets.

What other factors influenced the fund's performance?

The U.S. stock market generally declined throughout the reporting period as a result of a weakening economy. As economic growth stalled, the prices of many growth-oriented stocks fell sharply, while prices of previously overlooked value stocks generally fell less severely. However, to achieve earnings momentum the fund's equity portion had a slight tilt in favor of growth
                                                                        The Fund



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

stocks. Even this small bias toward growth stocks had a meaningful impact on the fund's overall performance, which was most clearly evident in the technology area. On the other hand, the stock portion of the fund's portfolio benefited by avoiding a few of the poorest performing technology stocks within the S&P 500 Index.

While the fund's bond holdings benefited from the Federal Reserve Board's (the "Fed") seven interest-rate cuts during the reporting period, it was not enough to fully offset declines in the stock portion of the fund's portfolio. To maintain higher yields for as long as practical while interest rates fell, we maintained a modestly long weighted average maturity. In addition, our focus on bonds in the seven- to 10-year maturity range proved beneficial when the yield differences between short- and long-maturity bonds widened. The fund also benefited from its holdings of investment-grade corporate bonds, which recovered
from    relatively    depressed    levels   during   the   reporting   period.

What is the fund's current strategy?

With  respect  to  the  fund's  stock  portfolio,  we  continue  to  employ our
disciplined   investment   process,  consistently  balancing  growth  and  value
characteristics as we seek to insulate the fund from the volatility of pure growth or value equity investments.

Our current fixed-income strategy includes a modestly long weighted average maturity. In our current view, the Fed is likely to reduce interest rates further until it sees some evidence of economic recovery in the U.S. In addition, we recently sold some of the fund's corporate bond holdings, taking profits on securities that had appreciated in price. This reduced exposure should position the fund well if, as we expect, the economy softens further and credit concerns intensify.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES FOR MPAM SHARES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.


FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM Balanced Fund MPAM shares with the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, and the Customized Blended Index

Actual Aggregate Total Returns AS OF 8/31/01


                                                                 Inception                                      From
                                                                   Date                                       Inception
------------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                       10/2/00                                      (6.38)%

INVESTOR SHARES                                                   7/11/01                                      (0.88)%



((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM BALANCED FUND ON 10/2/00 TO A $10,000 INVESTMENT MADE IN THREE DIFFERENT INDICES: (1) THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX, (2) THE LEHMAN BROTHERS AGGREGATE BOND INDEX, AND (3) THE CUSTOMIZED BLENDED INDEX ON THAT DATE. THE CUSTOMIZED BLENDED INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDICES ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE CUSTOMIZED BLENDED INDEX IS COMPOSED OF STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX, 55%, AND LEHMAN BROTHERS AGGREGATE BOND INDEX, 45%. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds



DISCUSSION OF  FUND PERFORMANCE

Daniel J. Fasciano and Stephen P. Fiorella, Portfolio Managers

How did MPAM Bond Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of 11.05%.(1) In comparison, the Lehman Brothers Aggregate Bond Index (the "Index" ), the fund's benchmark, produced a total return of 11.65% for the same period.(2)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of 2.54%.(1

We attribute the fund's performance to the positive effects of declining interest rates and bond yields, especially since the Federal Reserve Board (the "Fed") began reducing short-term interest rates in January 2001.

What is the fund's investment approach?

The fund seeks to outperform the Lehman Brothers Aggregate Bond Index while maintaining a similar risk level. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 65% of its total assets in debt securities, such as U.S. government and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds. The fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years.

What other factors influenced the fund's performance?

The fund's performance and the bond market were positively influenced by slowing economic growth and declining interest rates in the U.S. throughout the reporting period. The bond market's strong returns stand in stark contrast to those of the stock market, which saw share prices fall steeply during the reporting period.

The bond market especially benefited from the Fed's changes in monetary policy as it shifted from a restrictive bias to an aggressive easing of interest rates. The Fed implemented the first of seven interest-rate cuts on the first business day of 2001, when it reduced short-term interest rates by 0.50 percentage points. This action was unusual because it came between scheduled meetings of the Fed' s policy-making arm, the Federal Open Market Committee. The Fed cut rates again in late January, March, April, May, June and August. In total, the Fed reduced interest rates by 3.00 percentage points by the end of the reporting period.

In this environment, we maintained the fund's weighted average duration -- a measure of a bond' s sensitivity to changing interest rates -- at a point modestly longer than that of its benchmark. This position enabled us to maintain higher yields for as long as we deemed practical while interest rates fell. In addition, we focused on bonds in the seven- to 10-year maturity range. This proved beneficial when the yield differences between short- and long-maturity bonds widened, a phenomenon known as a "steepening yield curve." In fact, intermediate-maturity bonds performed almost as well as long-maturity bonds during the reporting period, but with considerably less risk.

High quality corporate bonds ranked among the top-performing bond market sectors, especially during the first quarter of 2001. This also benefited the fund, which held a higher percentage of corporate bonds than the Index. In fact, because investment-grade corporate bonds had generally performed relatively poorly in 2000, we believed that they represented attractive values at the start of 2001. Accordingly, we gradually increased the fund's exposure to high quality corporate bonds during the final eight months of the reporting period.

On the other hand, the fund generally avoided lower quality corporate bonds, as well as bonds from com-

panies in emerging market countries, both of which performed relatively poorly. The fund's exposure to U.S. Treasury securities and mortgage-backed securities was generally in line with that of the Index.

What is the fund's current strategy?

Because of persistent economic weakness in the U.S. and overseas, we have maintained the fund's modestly long weighted average duration. In our view, the Fed is likely to reduce interest rates further until it sees some evidence of economic recovery in the U.S.

In addition, we recently sold some of the fund's corporate bond holdings, taking profits on securities that had appreciated in price. As a result, the fund's exposure to corporate bonds at the end of the period was approximately equal to that of the Index. This reduced exposure to corporate bonds should position the fund well if, as we expect, the economy softens further and credit concerns intensify.

We have also reduced the fund's exposure to U.S. Treasury securities because of their low yields relative to other types of bonds. We expect to find what we believe are better values in other types of securities, such as mortgage-backed securities. We believe that non-agency residential and commercial mortgage-backed securities currently provide attractive yields and are less likely to be affected by mortgage prepayments that can reduce the value of these securities.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                                 The Funds

FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM Bond Fund MPAM shares and the Lehman Brothers Aggregate Bond Index

Average Annual Total Returns AS OF 8/31/01



                                                                         1 Year                5 Years          10 Years
----------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                              11.78%                  7.60%            7.65%


Actual Aggregate Total Returns AS OF 8/31/01

                                                                                Inception                        From
                                                                                  Date                         Inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                                                  7/11/01                         2.54%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM BOND FUND ON 8/31/91 TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND (AND THOSE OF TWO OTHER CTFS) WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




DISCUSSION OF  FUND PERFORMANCE

Stephen P. Fiorella and Lawrence R. Dunn, Portfolio Managers

How did MPAM Intermediate Bond Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of 10.29%.(1) In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index (the "Index"), the fund's benchmark, provided a total return of 11.27% for the same period.(2)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of 2.31%.(1

We attribute the fund's strong performance during the reporting period to the positive effects of declining interest rates and bond yields. The fund's returns slightly lagged those of the Index primarily because the fund's holdings of mortgage-backed securities did not perform as well as U.S. Treasury securities and the Index does not contain mortgage-backed securities.

What is the fund's investment approach?

The fund seeks to outperform the Lehman Brothers Intermediate Government/Credit Bond Index while maintaining a similar risk level. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 65% of its total assets in debt securities, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds. The fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose individual securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

What other factors influenced the fund's performance?

The fund's performance and the bond market were positively influenced by slowing economic growth and declining interest rates in the U.S. throughout the reporting period. The bond market's strong returns stand in stark contrast to those of the stock market, which saw share prices fall steeply during the same period.

Bonds benefitted as the Federal Reserve Board (the "Fed") shifted monetary policy from a restrictive bias to aggressive easing. The Fed implemented the first of seven interest-rate cuts on January 3, 2001, when it reduced short-term interest rates by 0.50 percentage points. The Fed cut rates again in late January, March, April, May, June and August. In total, the Fed reduced rates by
3.00 percentage points by the end of the reporting period.

In this environment, we focused primarily on bonds in the seven- to 10-year maturity range. This proved beneficial when the yield differences between short- and long-maturity bonds widened, a phenomenon known as a "steepening yield curve." In fact, intermediate-maturity bonds performed almost as well as long-maturity bonds during the reporting period, but with less risk.

High quality corporate bonds ranked among the top-performing bond market sectors, especially during the first quarter of 2001. This also benefited the fund, which held a higher percentage of corporate bonds than the Index for much of the reporting period. Because investment-grade corporate bonds had performed relatively poorly in 2000, we believed that they represented attractive values at the start of 2001.
                                                                       The Funds





DISCUSSION OF FUND PERFORMANCE (CONTINUED)

We gradually increased the fund's exposure to high quality corporate bonds during the first six months of 2001.

On the other hand, the fund's relative performance was slightly hurt by its mortgage-backed securities holdings, which we purchased for their attractive yields compared to U.S. Treasury securities. Because the Index does not contain mortgage-backed securities, its returns were not affected by lower than average returns from the mortgage sector.

What is the fund's current strategy?

We have recently adopted a more defensive posture for the fund. This involved selling some the fund's corporate bond holdings that had appreciated in price, and we believe that the reduced exposure to such bonds should position the fund well if, as we expect, the economy softens further and credit concerns intensify.

We have also reduced the fund's exposure to U.S. Treasury securities because of their low yields relative to other types of bonds. We expect to find what we believe are better values in other types of securities, such as mortgage-backed securities. We believe that non-agency residential and commercial mortgage-backed securities currently provide attractive yields and and are less likely to be affected by mortgage prepayments that can reduce their value.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CREDIT BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS.


FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM Intermediate Bond Fund MPAM shares and the Lehman Brothers Intermediate Government/Credit Bond Index

Average Annual Total Returns AS OF 8/31/01



                                                                                1 Year            5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                                     11.36%              6.77%           6.69%


Actual Aggregate Total Returns AS OF 8/31/01

                                                                                  Inception                          From
                                                                                    Date                           Inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                                                    7/11/01                           2.31%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM INTERMEDIATE BOND FUND ON 8/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. GOVERNMENT AND CREDIT BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds



DISCUSSION OF  FUND PERFORMANCE

Carol Mittenberger and
Lawrence R. Dunn, Portfolio Manager

How did MPAM Short-Term U.S. Government Securities Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of 8.20%.(1) In comparison, the Lehman Brothers 1-3 Year U.S. Government Index (the "Index"), the fund's benchmark, produced a total return of 8.85% for the same period.(2)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of 1.29%.(1)

We attribute the fund's strong performance to the positive effects of declining short-term interest rates and bond yields, especially after the Federal Reserve Board (the "Fed" ) began reducing rates in January 2001. The Fed reduced key short-term interest rates in an attempt to stimulate economic growth and avoid a recession.

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests primarily in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation (" Freddie Mac") and collateralized mortgage obligations ("CMOs"), including stripped mortgage-backed securities. Generally, the fund's effective duration will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

What other factors influenced the fund's performance?

The fund's performance was positively influenced by slowing economic growth and declining interest rates throughout the reporting period. The benchmark two-year U.S. Treasury bill saw its yield fall steadily -- and its price rise commensurately -- in this environment.

Short-term bonds benefited greatly from changes in monetary policy, as the Fed shifted from a restrictive bias to an aggressive easing of interest rates during the first half of the reporting period. The Fed implemented the first of seven interest-rate cuts on January 3, 2001, when it reduced short-term interest rates by 0.50 percentage points. The Fed cut rates again in late January, March, April, May, June and August. In total, the Fed reduced the federal funds rate by
3.00 percentage points by the end of the reporting period.

In this declining interest-rate environment, we focused the fund's investments primarily on U.S. government securities with maturities between 1.55 and 1.70 years. This proved beneficial to the fund's performance when the yield differences between short- and long-maturity securities widened, a phenomenon known as a "steepening yield curve." In fact, as the yield curve steepened, short-term bond prices generally rose more on a percentage basis than their long-term counterparts during the reporting period.

The fund's performance also benefited from our strategy of enhancing yields through the purchase of mortgage-backed securities issued primarily by U.S. government agencies. Because of supply-and-demand factors stemming from last year's government buy-backs of U.S. Treasury securities, yields on these direct federal obligations were unusually low compared to historical norms. As the fund's Treasury holdings matured, we often reinvested the proceeds in U.S. government agency securities, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, which are indirect government obligations, but carry no explicit government guarantee and offered the potential of higher yields.

What is the fund's current strategy?

Because of persistent economic weakness in the U.S., we are currently moving the fund toward a more defensive posture. This involves potentially reducing the fund's weighted average duration, which is a measure of sensitivity to changing interest rates. We are also considering an increase in the fund's exposure to mortgage-backed securities, primarily because of their attractive yields compared to U.S. Treasuries. However, we currently intend to avoid mortgage-backed securities that can be redeemed early by their issuers. This strategy is designed to reduce the risk of mortgage prepayments, which have the potential to erode agency securities' returns.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT BOND MARKET PERFORMANCE COMPOSED OF U.S. TREASURY AND AGENCY SECURITIES WITH MATURITIES OF 1-3 YEARS.

                                                                 The Funds

FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM Short-Term U.S. Government Securities Fund MPAM shares and the Lehman Brothers 1-3 Year U.S. Government Index

Average Annual Total Returns AS OF 8/31/01



                                                                         1 Year                     5 Years       10 Years
-----------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                                9.04%                    6.14%           5.95%


Actual Aggregate Total Returns AS OF 8/31/01

                                                                             Inception                         From
                                                                               Date                          Inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                                               7/11/01                          1.29%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM SHORT-TERM U.S. GOVERNMENT SECURITIES FUND ON 8/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF MPAM SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT BOND MARKET PERFORMANCE COMPOSED OF U.S. TREASURY AND AGENCY SECURITIES WITH MATURITIES OF 1-3 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.






DISCUSSION OF  FUND PERFORMANCE

John F. Flahive and Kristin D. Lindquist, Portfolio Managers

How did MPAM National Intermediate Municipal Bond Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a 10.21% total return.(1) In comparison, the fund's benchmark, the Lehman Brothers 7-Year Municipal Bond Index achieved a total return of 9.71% for the same period.(2) The Lipper Intermediate Municipal Debt Funds category average produced a total return of 9.19% for the same period.(3)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of 3.05%.(1

We attribute the fund's strong performance to several factors, including the positive effects of declining interest rates, favorable supply-and-demand factors and our security selection strategy, which emphasized bonds in the 10- to 15-year maturity range.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally invest in taxable bonds for temporary defensive purposes. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

Management uses a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

The fund's performance was positively influenced by slowing economic growth and declining interest rates throughout the reporting period. Like other areas of the bond market, municipal bonds benefited as the Federal Reserve Board (the " Fed" ) shifted monetary policy from a restrictive bias to an aggressive easing of interest rates. The Fed implemented the first of seven interest-rate cuts on January 3, 2001, when it reduced the federal funds rate -- the rate banks charge one another for overnight loans -- by 0.50 percentage points. The Fed cut rates again in late January, March, April, May, June and August. In total, the Fed reduced rates by 3.00 percentage points by the end of the reporting period.

In addition, municipal bonds benefited from a surge in demand from investors fleeing a falling stock market. Yet the supply of municipal bonds increased relatively slowly as state and local governments continued to enjoy healthy tax revenues for much of the reporting period.

We generally maintained the fund's weighted average duration, a measure of sensitivity to changing interest rates, at a point that we considered slightly
longer.   This  position  enabled  us  to  maintain  higher  yields
                                                                        The Fund



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

for as long as practical while balancing the risks that longer term securities usually entail. We maintained this posture through a "barbell" strategy, in which longer term securities were offset by short-term securities. However, we moved the fund's average duration to a neutral position in Spring 2001, when tax selling put downward pressure on prices. As it became clearer in June that economic weakness was likely to continue, we returned to a longer than average duration.

What is the fund's current strategy?

We have recently moved the fund to a more defensive posture. Despite persistent economic weakness, we believe that the bulk of the Fed' s interest-rate reductions may be behind us. In addition, we believe that market prices may already reflect investors' expectations of further rate reductions. Accordingly, we have gradually replaced the fund's "barbell" structure with a "bulleted" one that generally focuses on tax-exempt bonds in the 10-year maturity range.

The fund's more defensive stance also reflects our belief that a substantial increase in the supply of new municipal bonds may be imminent. As a slowing economy has reduced tax revenues, states and municipalities may have a greater need to borrow. What's more, we believe that many issuers of municipal bonds are taking advantage of low interest rates to retire older, high yielding debt and to issue new bonds at today's lower yields. Although this increase in supply may be partially absorbed by robust demand from individual investors, we believe that it may lead to temporarily heightened market volatility.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7- YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS.

(3)  SOURCE: LIPPER INC.


FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM National Intermediate Municipal Bond Fund MPAM shares and the Lehman Brothers 7-Year Municipal Bond Index

Average Annual Total Returns AS OF 8/31/01



                                                                          1 Year                5 Years        10 Years
------------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                                10.04%                 6.25%           6.39%


Actual Aggregate Total Returns AS OF 8/31/01

                                                                              Inception                         From
                                                                                Date                          Inception


INVESTOR SHARES                                                                7/11/01                          3.05%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND ON 8/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED, 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds



DISCUSSION OF  FUND PERFORMANCE

M. Collette O'Brien and Tim J. Sanville,  Portfolio Managers

How did MPAM National Short-Term Municipal Bond Fund perform during the period?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of 7.15%.(1) In comparison, the Lehman Brothers 3-Year Municipal Bond Index and the Lipper Short-Intermediate Municipal Debt Funds category average produced total returns of 8.02% and 7.40%, respectively, for the same period.(2,3)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of 1.48%.(1

We attribute the fund's strong performance to several factors, including the positive effects of declining interest rates, favorable supply-and-demand factors and our security selection strategy, which emphasized bonds at the long end of the short-term maturity range.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests primarily in municipal bonds that provide income exempt from federal income tax. The fund may occasionally invest in taxable bonds for temporary defensive purposes. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality. Management uses a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

The fund's performance was positively influenced by slowing economic growth and declining interest rates during the reporting period. Like other areas of the bond market, short-term municipal bonds benefited as the Federal Reserve Board (the "Fed" ) shifted monetary policy from a restrictive bias to an aggressive easing of interest rates. The Fed implemented the first of seven short-term interest-rate cuts on January 3, 2001, when it reduced short-term interest rates by 0.50 percentage points. The Fed cut rates again in late January, March, April, May, June and August. In total, the Fed reduced rates by 3.00 percentage points by the end of the reporting period.

In addition, municipal bonds benefited from a surge in demand from investors fleeing a falling stock market. Yet for most of the period, the supply of municipal bonds increased relatively slowly as state and local governments continued to enjoy healthy tax revenues.

We generally maintained the fund's weighted average maturity, a measure of sensitivity to changing interest rates, at a point that was just short of the fund's target of a three-year maximum. This position enabled us to maintain higher yields for as long as practical as interest rates fell, while balancing the risks that longer term securities usually entail. We maintained this posture through a "barbell" strategy, in which securities with maturities as high as five years were offset by very short-term securities.



The   fund's  performance  also  benefited  from  holdings  of  income-oriented securities, such as investor-owned utility bonds and other issues with credit ratings of "A" or lower. However, over 80% of the fund's holdings are rated "AA" or higher, reflecting our primary focus on high quality securities.

What is the fund's current strategy?

We recently moved the fund to a more defensive posture. Despite persistent economic weakness, we believe that the bulk of the Fed' s interest-rate reductions may be behind us. In addition, we believe that current market prices may already reflect investors' expectations of further rate reductions. Accordingly, we have gradually reduced the fund's average duration as existing holdings have matured or moved closer to their maturity dates over time.

The fund's more defensive stance also reflects our belief that a substantial increase in the supply of new municipal bonds may be imminent. As a slowing economy has reduced tax revenues, states and municipalities may have a greater need to borrow. This increase in supply is likely to be accompanied by a falloff in demand as investors turn to longer maturity bonds for higher yields. Under these conditions, the short-term municipal bond market may experience temporarily heightened volatility.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 3-YEAR TAX EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 2-4 YEARS.

(3)  SOURCE: LIPPER INC.

                                                                 The Funds

FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM National Short-Term Municipal Bond Fund MPAM shares and the Lehman Brothers 3-Year Municipal Bond Index

Actual Aggregate Total Returns AS OF 8/31/01


                                                                   Inception                                    From
                                                                     Date                                     Inception
------------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                         10/2/00                                     7.15%

INVESTOR SHARES                                                     7/11/01                                     1.48%



((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND ON 10/2/00 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED, 3-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 2-4YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




DISCUSSION OF  FUND PERFORMANCE

John F. Flahive and M. Collette O'Brien,  Portfolio Managers

How did MPAM Pennsylvania Intermediate Municipal Bond Fund perform during the period?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a 9.50% total return.(1) In comparison, the fund's benchmark, the Lehman Brothers 7-Year Municipal Bond Index, achieved a total return of 9.71% for the same period.(2) The Lipper Pennsylvania Intermediate Municipal Debt Funds category average produced a total return of 9.11% for the same period.(3)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of 2.58%.(1

We attribute the fund's strong performance to several factors, including the positive effects of declining interest rates, favorable supply-and-demand factors and our security selection strategy, which emphasized bonds in the 10-year maturity range.

What is the fund's investment approach?

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 65% of its net assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

Management uses a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

The fund's performance was positively influenced by slowing economic growth and declining interest rates throughout the reporting period. Like other areas of the bond market, municipal bonds benefitted as the Federal Reserve Board (the "Fed") shifted monetary policy from a restrictive bias to an aggressive easing of interest rates. The Fed implemented the first of seven interest-rate cuts on January 3, 2001, when it reduced the federal funds rate -- the rate banks charge one another for overnight loans -- by 0.50 percentage points. The Fed cut rates again in late January, March, April, May, June and August. In total, the Fed reduced rates by 3.00 percentage points by the end of the reporting period.

In addition, municipal bonds benefited from a surge in demand from investors fleeing a falling stock market. Yet the supply of Pennsylvania municipal bonds increased relatively slowly as the state and local governments continued to enjoy healthy tax revenues.

We generally maintained the fund's weighted average duration, a measure of sensitivity to changing inter-
                                                                       The Funds



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

est rates, at a point that we considered slightly longer. This position enabled us to maintain higher yields for as long as practical while balancing the risks that longer term securities usually entail. We maintained this posture through a "barbell" strategy, in which longer term securities were offset by short-term securities.

We also focused on high quality bonds during the reporting period. As of the end of the period, more than 90% of the fund's holdings were rated AA or its equivalent. What' s more, we avoided market sectors that we believed might be affected by a weakening economy, such as the steel and paper industries.

What is the fund's current strategy?

In order to achieve a higher level of diversification, we are currently looking to increase the number of Pennsylvania bonds in the fund's portfolio. However, our ability to do so has been limited by the relative scarcity of newly issued Pennsylvania bonds. The state' s economy has held up better than most, so the state and its municipalities have had less need than other major states -- such as New York and California -- to borrow in the municipal bond market.

We have also been seeking bonds with what we believe are favorable early-redemption characteristics. Some of the fund's holdings have been redeemed early by their issuers as interest rates declined. Wherever possible, we are currently attempting to replace those securities with bonds that cannot be redeemed by their issuers over the next several years.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7- YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS.

(3)  SOURCE: LIPPER INC.


FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM Pennsylvania Intermediate Municipal Bond Fund MPAM shares and the Lehman Brothers 7-Year Municipal Bond Index

Average Annual Total Returns AS OF 8/31/01



                                                                          1 Year                     5 Years       10 Years
-----------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                                 9.24%                     5.74%           6.02%


Actual Aggregate Total Returns AS OF 8/31/01

                                                                                   Inception                     From
                                                                                     Date                      Inception


INVESTOR SHARES                                                                     7/11/01                      2.58%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ON 8/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN PENNSYLVANIA INVESTMENT-GRADE MUNICIPAL BONDS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN PENNSYLVANIA MUNICIPAL OBLIGATIONS. THE INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds





STATEMENT OF INVESTMENTS

August 31, 2001

MPAM LARGE CAP STOCK FUND
--------------------------------------------------------------------------------

COMMON STOCKS--98.9%                                  Shares         Value ($)
--------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.9%

Anheuser-Busch Cos.                                 293,500         12,632,240

Philip Morris Cos.                                  461,800         21,889,320

                                                                    34,521,560

CONSUMER CYCLICAL--9.1%

BJ's Wholesale Club                                  96,500 (a)      4,728,500

Best Buy                                            236,180 (a)     13,929,896

Costco Wholesale                                    310,690 (a)     11,622,913

Ford Motor                                            1,922             38,190

Harley-Davidson                                     119,920          5,826,913

Home Depot                                          601,170         27,623,761

Johnson Controls                                    143,200         10,489,400

Kohl's                                              218,100 (a)     12,104,550

Lowe's Cos.                                         524,700         19,518,840

Marriott International, Cl. A                       135,700          5,950,445

RadioShack                                          185,530          4,341,402

Target                                              426,130         14,765,405

Wal-Mart Stores                                     801,204         38,497,852

                                                                   169,438,067

CONSUMER STAPLES--6.0%

Archer-Daniels-Midland                              582,551          7,823,653

Avon Products                                       179,350          8,273,416

Coca-Cola                                           370,003         18,008,046

Estee Lauder Cos., Cl. A                            128,880          5,006,988

Fortune Brands                                      117,800          4,505,850

General Mills                                       225,400          9,994,236

Heinz (H.J.)                                        188,190          8,502,424

Hershey Foods                                        89,100          5,745,168

Kraft Foods, Cl. A                                   86,400          2,786,400

PepsiCo                                             541,487         25,449,889

Ralston Purina                                      306,510         10,016,747

Wrigley, (Wm.) Jr.                                  120,300          6,031,842

                                                                   112,144,659

ENERGY RELATED--8.3%

Anadarko Petroleum                                  163,500          8,461,125

Apache                                              137,600          6,457,568

BP, ADS                                             110,700          5,632,416

El Paso                                             234,874         11,412,528

Exxon Mobil                                       1,178,520         47,317,578

Halliburton                                         277,200          7,722,792

Kerr-McGee                                          163,660          9,559,381

Nabors Industries                                   218,700 (a)      5,362,524

Noble Drilling                                      166,390 (a)      4,525,808

ENERGY RELATED (CONTINUED)

Phillips Petroleum                                  163,900          9,424,250

Public Service Enterprise Group                     152,370          7,054,731

Texaco                                              434,680         30,275,462

                                                                   153,206,163

HEALTH CARE--13.4%

Abbott Laboratories                                 502,980        24,998,106

American Home Products                              398,918        22,339,408

AmerisourceBergen                                   159,700 (a)    10,291,068

Amgen                                               237,400 (a)    15,264,820

Baxter International                                 94,300         4,865,880

Cardinal Health                                      78,610         5,733,813

Elan, ADS                                           119,682 (a)     6,217,480

Genentech                                           248,980 (a)    11,428,182

Genzyme- General Division                           131,900 (a)     7,470,816

King Pharmaceuticals                                209,133 (a)     9,045,002

Lilly (Eli) & Co.                                   176,800        13,724,984

Medtronic                                           184,130         8,385,280

Pfizer                                            1,519,700        58,219,707

Pharmacia                                           456,150        18,063,540

Quest Diagnostics                                   220,300 (a)    13,801,795

Schering-Plough                                     160,980         6,138,167

UnitedHealth Group                                  130,660         8,892,720

Waters                                              140,500 (a)     4,654,765

                                                                  249,535,533

INTEREST SENSITIVE--22.0%

ACE                                                 185,635         6,157,513

Ambac Financial Group                               143,389         8,488,629

American International Group                        473,290        37,011,291

BB&T                                                135,100         4,968,978

Bank of America                                     475,040        29,214,960

CIGNA                                               128,916        11,602,440

Charter One Financial                               130,200         3,801,840

Citigroup                                         1,136,809        52,009,012

Fannie Mae                                          387,770        29,551,952

First Union                                         294,700        10,143,574

FleetBoston Financial                               549,210        20,227,404

General Electric                                  1,894,216        77,624,972

Hartford Financial Services Group                   171,096        11,087,021

Lehman Brothers Holdings                            140,330         9,212,665

MBNA                                                553,670        19,245,569

MGIC Investment                                     107,270         7,498,173

Morgan Stanley Dean Witter & Co.                     92,500         4,934,875



MPAM LARGE CAP STOCK FUND (CONTINUED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                           Shares         Value ($)
                                                   ----------------------------
INTEREST SENSITIVE (CONTINUED)

Providian Financial                                 324,480         12,674,189

St. Paul Cos.                                       163,700          6,880,311

SouthTrust                                          194,530          4,738,751

U.S. Bancorp                                        866,989         21,015,813

Washington Mutual                                   547,600         20,502,144

                                                                   408,592,076

PRODUCER GOODS--8.5%

Air Products & Chemicals                            206,950          8,774,680

Alcoa                                               237,494          9,053,271

American Standard Cos.                               57,900 (a)      4,044,315

Canadian National Railway                           129,770          5,644,995

Canadian Pacific                                    104,100          3,778,830

Caterpillar                                         132,040          6,602,000

Eastman Chemical                                    152,300          5,907,717

General Dynamics                                     63,000          4,974,480

Honeywell International                             207,200          7,720,272

International Paper                                 204,380          8,199,726

Lockheed Martin                                     272,100         10,845,906

Minnesota Mining & Manufacturing                    139,640         14,536,524

Norfolk Southern                                    195,900          3,647,658

Tidewater                                           142,400          4,430,064

Tyco International                                  644,600         33,486,970

United Parcel Service, Cl. B                        135,300          7,472,619

United Technologies                                 166,470         11,386,548

Westvaco                                            238,520          7,262,934

                                                                   157,769,509

SERVICES--6.8%

AOL Time Warner                                     957,325 (a)     35,756,089

AT&T Wireless Services                              354,800 (a)      5,499,400

Clear Channel Communications                        190,828 (a)      9,592,924

Disney (Walt)                                       549,280         13,968,190

Electronic Data Systems                             191,200         11,276,976

First Data                                          167,730         11,045,020

General Motors, Cl. H                               263,500 (a)      4,914,275

Omnicom Group                                       134,794         10,485,625

Viacom, Cl. B                                       446,950 (a)     18,950,680

Western Wireless, Cl. A                             170,710 (a)      5,280,060

                                                                   126,769,239

TECHNOLOGY--16.2%

Acclaim Entertainment (Warrants)                        37 (a)             27

Altera                                             231,710 (a)      6,580,564

TECHNOLOGY (CONTINUED)

Amdocs                                             114,480 (a)      4,384,584

Analog Devices                                     175,170 (a)      8,369,623

Celestica                                          102,100 (a)      3,716,440

Cisco Systems                                    1,144,644 (a)     18,692,037

Danaher                                             86,050          4,781,798

Dell Computer                                      694,552 (a)     14,849,522

EMC                                                623,348 (a)      9,636,960

Harris                                             255,830          7,503,494

Intel                                            1,373,788         38,411,112

International Business Machines                    372,240         37,224,000

Lam Research                                       140,700 (a)      3,983,217

Lexmark International                              126,500 (a)      6,584,325

Linear Technology                                  165,540          6,800,383

Maxim Integrated Products                          137,088 (a)      6,334,836

Microsoft                                        1,148,298 (a)     65,510,401

Nokia, ADR                                         327,900          5,161,146

Oracle                                           1,121,588 (a)     13,694,589

SPX                                                 34,300 (a)      3,987,375

Semtech                                            135,700 (a)      5,065,681

Siebel Systems                                     239,960 (a)      5,183,136

Solectron                                          416,780 (a)      5,668,208

Sun Microsystems                                   205,870 (a)      2,357,212

Tech Data                                          169,300 (a)      6,924,370

Texas Instruments                                  182,570          6,043,067

Vishay Intertechnology                             168,900 (a)      3,940,437

                                                                  301,388,544

UTILITIES--6.7%

Calpine                                           323,100 (a)      10,668,762

Exelon                                            229,940          12,554,724

PPL                                               188,100           8,154,135

Qwest Communications International                499,724          10,744,066

Reliant Energy                                    285,900           8,594,154

SBC Communications                                727,899          29,778,348

Telefonos de Mexico, Cl. L, ADS                   201,300           7,339,398

Verizon Communications                            525,050          26,252,500

WorldCom- WorldCom Group                          820,561 (a)      10,552,414

                                                                  124,638,501

TOTAL COMMON STOCKS

  (cost $1,484,595,699)                                         1,838,003,851

                                                                 The Funds


STATEMENT OF INVESTMENTS (CONTINUED)

MPAM LARGE CAP STOCK FUND (CONTINUED)
--------------------------------------------------------------------------------

                                                   Principal
SHORT-TERM INVESTMENTS--1.1%                      Amount ($)         Value ($)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

 Salomon Smith Barney,Tri-Party Repurchase Agreement, 3.68%, dated

 8/31/2001, due 9/4/2001, in the amount of $20,983,576 (fully collateralized by $21,647,000 Federal Home Loan Mortgage Corp.,
 Discount Notes, 1/3/2002, value $21,395,245)

  (cost $20,975,000)                             20,975,000         20,975,000
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,505,570,699)            100.0%        1,858,978,851

LIABILITIES, LESS CASH AND RECEIVABLES              (.0%)            (315,340)

NET ASSETS                                         100.0%        1,858,663,511

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


STATEMENT OF INVESTMENTS

August 31, 2001

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM INCOME STOCK FUND
--------------------------------------------------------------------------------

COMMON STOCKS--97.5%                                 Shares          Value ($)
--------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.9%

Anheuser-Busch Cos.                                  96,600          4,157,664

Philip Morris Cos.                                  165,300          7,835,220

                                                                    11,992,884

CONSUMER CYCLICAL--7.5%

Best Buy                                             71,300 (a)      4,205,274

Ford Motor                                          110,059          2,186,872

Home Depot                                          190,300          8,744,285

Johnson Controls                                     41,900          3,069,175

Lowe's Cos.                                         164,544          6,121,037

May Department Stores                                63,300          2,130,045

RadioShack                                           85,351          1,997,214

Starwood Hotels & Resorts Worldwide                  42,400          1,435,240

Target                                              159,296          5,519,606

Wal-Mart Stores                                     255,727         12,287,682

                                                                    47,696,430

CONSUMER STAPLES--6.4%

Archer-Daniels-Midland                              173,460          2,329,568

Avon Products                                        88,700          4,091,731

Coca-Cola                                           115,776          5,634,818

General Mills                                       123,188          5,462,156

Heinz (H.J.)                                         78,200          3,533,076

Hershey Foods                                        31,900          2,056,912

PepsiCo                                             214,142         10,064,674

Ralston Purina                                      155,427          5,079,354

Wrigley, (Wm.) Jr.                                   50,900          2,552,126

                                                                    40,804,415

ENERGY RELATED--10.8%

BP Amoco, ADR                                        36,200          1,841,856

El Paso                                              55,900          2,716,181

Exxon Mobil                                         535,426         21,497,354

Halliburton                                          51,000          1,420,860

Kerr-McGee                                           86,050          5,026,181

Phillips Petroleum                                  106,200          6,106,500

Public Service Enterprise Group                     160,178          7,416,241

Royal Dutch Petroleum, ADR                          178,711         10,120,404

Texaco                                              176,664         12,304,648

                                                                    68,450,225

HEALTH CARE--11.8%

Abbott Laboratories                                 205,500         10,213,350

American Home Products                              176,899          9,906,344

Baxter International                                 49,720          2,565,552

Bristol-Myers Squibb                                113,518          6,372,901

Lilly (Eli) & Co.                                   101,620          7,888,761

Medtronic                                           133,252          6,068,296

Pfizer                                              495,682         18,989,578

HEALTH CARE (CONTINUED)

Pharmacia                                           151,600          6,003,360

Schering-Plough                                     159,142          6,068,084

Zimmer Holdings                                      11,421 (a)        310,651

                                                                    74,386,877

INTEREST SENSITIVE--21.6%

American International Group                         61,821          4,834,401

American National Insurance                          49,735          3,924,589

BB&T                                                 79,500          2,924,010

Bank of America                                     235,800         14,501,700

Block (H&R)                                         153,660          5,978,911

CIGNA                                                69,968          6,297,120

Citigroup                                           374,775         17,145,956

Equity Office Properties Trust                       61,600          1,976,744

Fannie Mae                                          179,866         13,707,588

First Union                                          73,200          2,519,544

Fleet Boston Financial                              325,359         11,982,972

Hartford Financial Services Group                   103,330          6,695,784

Lincoln National                                     36,000          1,794,960

MBNA                                                238,504          8,290,399

MGIC Investment                                      33,800          2,362,620

PNC Financial Services Group                         57,917          3,856,693

Providian Financial                                  95,300          3,722,418

Simon Property Group                                 44,300          1,297,990

SouthTrust                                           82,270          2,004,097

St. Paul Cos.                                        87,800          3,690,234

Temple-Inland                                        26,800          1,564,048

U.S. Bancorp                                        352,306          8,539,898

Washington Mutual                                   176,450          6,606,288

                                                                   136,218,964

INTERNET RELATED--1.7%

AOL Time Warner                                     289,692 (a)     10,819,996

PRODUCER GOODS & SERVICES--12.4%

Air Products & Chemicals                             66,900          2,836,560

Alcoa                                                67,544          2,574,778

Canadian National Railway                            79,476          3,457,206

Caterpillar                                          41,600          2,080,000

Eastman Chemical                                     66,600          2,583,414

Emerson Electric                                     37,935          2,033,316

General Dynamics                                     20,200          1,594,992

General Electric                                    665,142         27,257,519

Honeywell International                              68,700          2,559,762

International Paper                                  75,400          3,025,048

Lockheed Martin                                      60,400          2,407,544

Minnesota Mining & Manufacturing                     51,560          5,367,396

                                                                 The Funds


STATEMENT OF INVESTMENTS (CONTINUED)

MPAM INCOME STOCK FUND (CONTINUED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                            Shares          Value ($)
--------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Tidewater                                            51,300          1,595,943

Tyco International                                  196,394         10,202,668

United Parcel Service, Cl. B                         40,100          2,214,723

United Technologies                                  66,538          4,551,199

Westvaco                                             75,400          2,295,930

                                                                    78,637,998

SECURITIES AND ASSET MANAGEMENT--.9%

Lehman Brothers Holdings                             60,316          3,959,745

Morgan Stanley Dean Witter & Co.                     30,600          1,632,510

                                                                     5,592,255

SERVICES--3.9%

Automatic Data Processing                            80,200          4,151,152

Disney (Walt)                                       190,900          4,854,587

Electronic Data Systems                              64,000          3,774,720

McGraw-Hill Cos.                                     83,477          4,946,012

Omnicom Group                                        43,376          3,374,219

Tribune                                              82,390          3,247,814

                                                                    24,348,504

TECHNOLOGY--9.9%

Agilent Technologies                                 21,021 (a)        557,057

Altera                                               75,600 (a)      2,147,040

Analog Devices                                       57,000 (a)      2,723,460

Avnet                                               124,100          2,988,328

Cisco Systems                                       330,600 (a)      5,398,698

Compaq Computer                                     145,900          1,801,865

EMC                                                 161,000 (a)      2,489,060

Harris                                               77,200          2,264,276

Hewlett-Packard                                     103,340          2,398,521

Intel                                               439,076         12,276,565

International Business Machines                     149,176         14,917,600

Linear Technology                                    63,100          2,592,148

Nokia, ADR                                           97,600          1,536,224

Pitney Bowes                                         96,623          4,202,134

Sun Microsystems                                    105,100 (a)      1,203,395

Texas Instruments                                    84,572          2,799,333

                                                                    62,295,704

UTILITIES--8.7%

BellSouth                                            98,807          3,685,501

Exelon                                              113,300          6,186,180

Qwest Communications International                        1 (a)             21

Reliant Energy                                      207,700          6,243,462

SBC Communications                                  365,125         14,937,264

Southern                                            177,000          4,101,090

UTILITIES (CONTINUED)

Telefonos de Mexico, Cl. L, ADR                     101,500          3,700,690

Verizon Communications                              316,651         15,832,550

                                                                    54,686,758

TOTAL COMMON STOCKS

    (cost $465,818,092)                                            615,931,010


PREFERRED STOCKS--1.3%


BANKING--.4%

Suiza Capital Trust II, Conv.,

    5.50%                                            55,900          2,431,650

ENERGY--.2%

El Paso Energy Capital Trust I, Conv.,

    4.75%                                            21,000          1,307,250

TELECOMMUNICATIONS--.7%

Cox Communications, Conv.,

    7%                                               88,210          4,688,362

TOTAL PREFERRED STOCKS

    (cost $7,592,079)                                                8,427,262

--------------------------------------------------------------------------------
                                                  Principal
CONVERTIBLE BONDS--.7%                           Amount ($)          Value ($)
--------------------------------------------------------------------------------

INDUSTRIAL--.6%

Waste Management, Sub.Notes,

    4%, 2/1/2002                                  3,795,000          3,809,230

COMMUNICATIONS--.1%

Adelphia Communications, Conv. Deb.,

    3.25%, 5/1/2021                                 500,000            483,750

TOTAL CORPORATE BONDS

    (cost $4,869,980)                                                4,292,980


SHORT-TERM INVESTMENTS--.6%


REPURCHASE AGREEMENTS;

Salomon Smith Barney, Tri-Party
  Repurchase Agreement, 3.68%
  dated 8/31/2001 to be repurchased
  at $3,771,542 on 9/4/2001,
  (fully collateralized by 3,860,000
  Federal Home Mortgage Corp.
  Discount Notes, due 10/9/2001,
  value $3,845,602)

    (cost $3,770,000)                             3,770,000          3,770,000


TOTAL INVESTMENTS
    (cost $482,050,151)                              100.1%        632,421,252

LIABILITIES, LESS CASH AND RECEIVABLES                 (.1%)          (515,474)

NET ASSETS                                           100.0%        631,905,778

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF INVESTMENTS (CONTINUED)



August 31, 2001

MPAM MID CAP STOCK FUND
--------------------------------------------------------------------------------

COMMON STOCKS--96.2%                               Shares            Value ($)
--------------------------------------------------------------------------------

CONSUMER CYCLICAL--8.6%

Alaska Air Group                                   76,300 (a)        2,490,432

BJ's Wholesale Club                               142,520 (a)        6,983,480

Brinker International                             119,100            3,168,060

CDW Computer Centers                               84,800 (a)        3,459,840

Chico's FAS                                       170,500 (a)        6,444,900

Continental Airlines, Cl.B                        52,100 (a)        2,272,602

Darden Restaurants                                130,200            3,726,324

Dollar Tree Stores                                134,200 (a)        3,184,566

Ethan Allen Interiors                             159,900            5,644,470

Family Dollar Stores                              139,200            4,176,000

Herman Miller                                     146,500            3,343,130

International Game Technology                     130,600 (a)        6,989,712

Liz Claiborne                                      98,800            5,182,060

Michaels Stores                                   101,000 (a)        4,244,020

Office Depot                                      565,700 (a)        7,863,230

Starwood Hotels & Resorts Worldwide               130,100            4,403,885

                                                                    73,576,711

CONSUMER STAPLES--3.0%

McCormick & Co.                                      57,800          2,612,560

Pepsi Bottling Group                                111,100          4,905,065

SUPERVALU                                           347,401          7,288,473

Smithfield Foods                                    107,400 (a)      4,752,450

Suiza Foods                                          99,255 (a)      5,754,805

                                                                    25,313,353

ENERGY--7.0%

BJ Services                                         306,900 (a)      6,883,767

Equitable Resources                                  70,700          2,262,400

Helmerich & Payne                                    87,000          2,658,720

Kinder Morgan                                       156,400          8,695,840

Murphy Oil                                           71,700          5,413,350

Newfield Exploration                                136,800 (a)      4,508,928

NiSource                                            171,800          4,331,078

Noble Affiliates                                    104,000          3,510,000

Nobel Drilling                                      178,300 (a)      4,849,760

Ocean Energy                                        176,200          3,321,370

Precision Drilling                                  119,200 (a)      2,920,400

Smith International                                 109,300 (a)      5,071,520

Ultramar Diamond Shamrock                            98,900          5,107,196

                                                                    59,534,329

HEALTH CARE--14.5%

AmeriSource Health, Cl. A                           223,890 (a)     14,427,471

Andrx Group                                          85,700 (a)      6,023,853

Beckman Coulte                                      137,900          6,304,788

Biovai                                              132,100 (a)      6,089,810

Caremark Rx                                         139,900 (a)      2,444,053

Edwards Lifesciences                                234,500 (a)      6,165,005

Enzon                                                72,800 (a)      4,647,552

Genzyme (General Division)                          258,400 (a)     14,635,776

Health Management Associates                        348,900 (a)      6,960,555

IDEC Pharmaceuticals                                145,700 (a)      8,635,639

IDEXX Laboratories                                  180,200 (a)      4,359,038

IVAX                                                233,625 (a)      7,863,818

Laboratory Corporation of
    America Holdings                                 79,800 (a)      6,216,420

Lincare Holdings                                    320,100 (a)      9,094,041

Orthodontic Centers of America                      248,400 (a)      6,868,260

St. Jude Medical                                     72,400 (a)      4,981,120

Waters                                              241,600 (a)      8,004,208

                                                                   123,721,407

INTEREST SENSITIVE--17.8%

Allied Capital                                      206,400          4,871,040

Ambac Financial Group                               120,050          7,106,960

Banknorth Group                                     294,300          6,474,600

Block (H&R)                                         224,800          8,746,968

Charter One Financial                               248,800          7,264,960

City National                                       165,700          7,711,678

Crescent Real Estate Equities                       232,900          5,484,795

Dime Bancorp                                        166,100          6,411,460

Edwards (A.G.)                                      104,220          4,252,176

Equity Residential Properties Trust                  88,700          5,225,317

First Tennessee National                            165,300          5,324,313

Gallagher (Arthur J.) & Co.                         208,800          5,535,288

Golden State Bancorp                                165,600          4,971,312

GreenPoint Financial                                172,000          6,780,240

Investment Technology Group                          72,664 (a)      4,213,785

M&T Bank                                            106,510          7,737,951

Mack-Cali Realty                                    111,100          3,210,790

Marshall & Ilsley                                   125,100          6,958,062

North Fork Bancorporation                           194,900          5,808,020

                                                                     The Funds

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM MID CAP STOCK FUND (CONTINUED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                            Shares          Value ($)
--------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

PartnerRe                                            98,600          4,865,910

Radian Group                                        245,188          9,834,491

TCF Financial                                       193,100          8,766,740

Waddell & Reed Financial, Cl. A                     156,000          4,895,280

Washington Federal                                  134,700          3,343,254

Wilmington Trust                                     85,000          5,182,450

                                                                   150,977,840

INTERNET RELATED--.9%

Internet Security Systems                           101,100 (a)      1,580,193

SonicWALL                                           305,500 (a)      5,715,905

                                                                     7,296,098

PRODUCER GOODS--10.3%

American Standard Cos.                              119,100 (a)      8,319,135

Arch Coal                                           145,800          2,653,560

Boise Cascade                                        75,400          2,767,180

Bowater                                              89,300          4,236,392

CNF                                                 148,900          4,471,467

CSX                                                 168,700          5,961,858

Clayton Homes                                       157,000          2,403,670

Cytec Industries                                    148,600 (a)      4,906,772

Engelhard                                           180,500          4,716,465

GATX                                                 96,800          3,800,368

Genuine Parts                                       193,700          5,958,212

ITT Industries                                      109,300          4,934,895

Jacobs Engineering                                  118,400 (a)      6,940,608

Lubrizol                                             69,400          2,497,012

Lyondell Chemical                                   346,200          4,711,782

Plum Creek Timber Co.                                93,800          2,769,914

Sigma-Aldrich                                       103,800          4,734,318

Teekay Shipping                                      80,300          2,882,770

Terex                                               189,100 (a)      4,190,456

Tidewater                                           111,000          3,453,210

                                                                    87,310,044

SERVICES--10.1%

Acclaim Entertainment (Warrants)                        185 (a)            135

Affiliated Computer Services, Cl. A                  88,600 (a)      7,244,822

CSG Systems International                           103,300 (a)      4,741,470

Catalina Marketing                                   73,700 (a)      2,419,571

Convergys                                            98,100 (a)      2,753,667

DST Systems                                         145,600 (a)      6,966,960

SERVICES (CONTINUED)

E.W. Scripps, Cl. A                                  45,400          2,971,430

Hispanic Broadcasting                               173,500 (a)      3,581,040

Jack Henry & Associates                             172,100          4,405,760

KPMG Consulting                                     187,000          2,754,510

Knight-Ridder                                        70,700          4,284,420

R.R. Donnelley & Sons                               167,400          4,991,868

Republic Services                                   315,200 (a)      6,256,720

Robert Half International                           235,300 (a)      5,856,617

Ryder System                                        124,800          2,819,232

SunGard Data Systems                                321,000 (a)      7,591,650

Telephone and Data Systems                           55,100          5,689,075

Viad                                                161,200          4,239,560

Westwood One                                        221,700 (a)      6,318,450

                                                                    85,886,957

TECHNOLOGY--17.3%

Advanced Fibre Communications                       115,600 (a)      2,803,300

Atmel                                               439,500 (a)      4,214,805

Autodesk                                             65,700          2,518,938

Avnet                                               283,500          6,826,680

Cadence Design Systems                              299,100 (a)      6,574,218

Citrix Systems                                      101,900 (a)      3,357,605

Credence Systems                                    148,000 (a)      2,498,240

Diebold                                             143,800          5,428,450

Electronic Arts                                      64,600 (a)      3,728,066

Electronics for Imaging                             110,800 (a)      2,266,968

Emulex                                               78,500 (a)      1,248,935

Integrated Device Technology                         99,600 (a)      3,096,564

Lam Research                                        202,500 (a)      5,732,775

L-3 Communications Holdings                          71,500 (a)      4,797,650

Macrovision                                          51,000 (a)      2,224,110

Microchip Technology                                205,500 (a)      7,334,295

NVIDIA                                              105,800 (a)      8,962,318

National Instruments                                104,100 (a)      3,265,617

Network Associates                                  170,400 (a)      2,700,840

Polycom                                             202,300 (a)      4,102,644

RF Micro Devices                                    153,200 (a)      3,900,472

RSA Security                                        177,150 (a)      3,408,366

Rational Software                                   187,600 (a)      2,693,936

Reynolds and Reynolds, Cl. A                        102,700          2,557,230

SCI Systems                                         210,100 (a)      5,147,450





MPAM MID CAP STOCK FUND (CONTINUED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                            Shares           Value ($)
--------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

SPX                                                  45,400          5,277,750

Semtech                                             139,200 (a)      5,196,336

Sybase                                              341,900 (a)      4,707,963

Symbol Technologies                                 146,500          1,977,750

Synopsys                                             61,500 (a)      2,837,610

Tech Data                                           152,600 (a)      6,241,340

Therma-Wave                                         270,900 (a)      4,477,977

Tollgrade Communications                            107,900 (a)      2,341,430

TriQuint Semiconductor                              142,300 (a)      3,016,760

Vignette                                            885,500 (a)      6,047,965

Vishay Intertechnology                              143,550 (a)      3,349,022

                                                                   146,862,375

TOBACCO--1.3%

Constellation Brands, Cl. A                         118,400 (a)      5,014,240

R.J. Reynolds Tobacco Holdings                      112,600          6,502,650

                                                                    11,516,890

UTILITIES--5.4%

Allegheny Energy                                    204,300          9,005,544

Ameren                                              171,800          7,086,750

Broadwing                                           248,100 (a)      4,455,876

Calpine                                             336,400 (a)     11,107,928

UTILITIES (CONTINUED)

Dynegy                                               74,800          3,154,316

Montana Power                                       335,900 (a)      2,368,095

TECO Energy                                         301,400          8,647,166

                                                                    45,825,675

TOTAL COMMON STOCKS

    (cost $676,915,931)                                            817,821,679


                                                Principal
SHORT-TERM INVESTMENTS--3.8%                   Amount ($)            Value ($)


REPURCHASE AGREEMENT;

  Salomon Smith Barney, Tri-Party
  Repurchase Agreement, 3.68% dated
  8/31/2001, due 9/4/2001 in the
  amount of $32,593,322 (fully
  collateralized by $29,305,000
  Federal Home Loan Mortgage Corp.
  Notes, 7%, 3/15/2010,
  value $33,232,507)
    (cost $32,580,000)                        32,580,000           32,580,000


TOTAL INVESTMENTS
    (cost $709,495,931)                          100.0%           850,401,679

LIABILITIES, LESS CASH AND RECEIVABLES             (.0%)            (151,731)

NET ASSETS                                       100.0%           850,249,948

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds





STATEMENT OF INVESTMENTS

August 31, 2001

MPAM SMALL CAP STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--95.9%                                                                       Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALCOHOL & TOBACCO--1.3%

Constellation Brands, Cl. A                                                                44,500 (a)                   1,884,575

CONSUMER CYCLICAL--16.5%

AirTran Holdings                                                                           80,850 (a)                     527,951

American Eagle Outfitters                                                                  17,940 (a)                     461,955

Bebe Stores                                                                                12,900 (a)                     391,644

Borders Group                                                                              27,400 (a)                     637,324

Brown Shoe                                                                                 44,000                         664,400

CBRL Group                                                                                 45,000                         947,700

Charlotte Russe Holding                                                                    22,900 (a)                     450,672

Cheesecake Factory (The)                                                                   44,000 (a)                   1,337,600

Columbia Sportswear                                                                        13,050 (a)                     426,213

Direct Focus                                                                               36,450 (a)                   1,020,600

Furniture Brands International                                                             36,100 (a)                     941,488

HON INDUSTRIES                                                                             24,000                         581,520

Harman International Industries                                                            38,600                       1,586,460

Hot Topic                                                                                  24,100 (a)                     801,325

Jack in the Box                                                                            30,400 (a)                     999,552

Kellwood                                                                                   36,700                         798,592

MTR Gaming Group                                                                          101,100 (a)                   1,108,056

Michaels Stores                                                                            21,970 (a)                     923,179

Oshkosh Truck                                                                              17,550                         653,738

Pacific Sunwear of California                                                              34,200 (a)                     562,590

Pep Boys--Manny, Moe & Jack                                                               179,800                       2,288,854

Pier 1 Imports                                                                             92,900                       1,128,735

Ruby Tuesday                                                                               61,400                       1,117,480

Russell                                                                                    54,700                         935,370

ShopKo Stores                                                                              77,900                         706,553

Skechers U.S.A., Cl. A                                                                     19,200 (a)                     402,240

Too                                                                                        33,110 (a)                     911,187

Zale                                                                                       52,740 (a)                   1,745,694

                                                                                                                       25,058,672

CONSUMER STAPLES--3.3%

American Italian Pasta, Cl. A                                                              30,100 (a)                   1,381,590

Dean Foods                                                                                 14,400                         620,784

Fleming Cos.                                                                               27,000                         799,200

Libbey                                                                                      9,200                         350,520

Smithfield Foods                                                                           42,100 (a)                   1,862,925

                                                                                                                        5,015,019

ENERGY--7.9%

Energen                                                                                    33,000                         838,200

FMC Technologies                                                                           14,500                         235,915

Forest Oil                                                                                 14,300 (a)                     378,378

Helmerich & Payne                                                                          26,400                         806,784

Louis Dreyfus Natural Gas                                                                  47,200 (a)                   1,569,400

Newfield Exploration                                                                       45,300 (a)                   1,493,088

ONEOK                                                                                      49,400                         800,280

Patterson-UTI Energy                                                                       20,300 (a)                     285,215

Remington Oil & Gas                                                                        85,700 (a)                   1,280,358

Seitel                                                                                     57,700 (a)                     634,700

TETRA Technologies                                                                         30,400 (a)                     693,424

Torch Offshore                                                                             28,500                         204,345

Tom Brown                                                                                  43,700 (a)                   1,040,060

Valero Energy                                                                              20,400                         846,600

XTO Energy                                                                                 60,050                         846,705

                                                                                                                       11,953,452

HEALTH CARE--13.4%

AdvancePCS                                                                                 17,200 (a)                   1,289,312

Alpharma, Cl. A                                                                            44,030                       1,382,542

Barr Laboratories                                                                          10,200 (a)                     854,148

Cooper Cos.                                                                                34,900                       1,780,249

Diagnostic Products                                                                        24,300                         953,775

IDEXX Laboratories                                                                         45,860 (a)                   1,109,353

LifePoint Hospitals                                                                        13,500 (a)                     577,665

Medicis Pharmaceutical, Cl. A                                                              11,520 (a)                     565,747

Mentor                                                                                     19,800                         594,000

NBTY                                                                                       61,900 (a)                   1,068,394

Orthodontic Centers of America                                                             31,700 (a)                     876,505

Patterson Dental                                                                           58,660 (a)                   2,011,451

Priority Healthcare, Cl. B                                                                 54,900 (a)                   1,386,225

Rightchoice Managed Care                                                                   17,900 (a)                     826,801

STERIS                                                                                     55,700 (a)                   1,205,348

Syncor International                                                                       27,600 (a)                   1,008,504

Universal Health Services, Cl. B                                                           30,200 (a)                   1,428,460

Varian Medical Systems                                                                     20,700 (a)                   1,366,200

                                                                                                                       20,284,679

INTEREST SENSITIVE--11.2%

Actrade Financial Technologies                                                             18,800 (a)                     430,708



MPAM SMALL CAP STOCK FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                 Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Allied Capital                                                                             40,890                         965,004

Banco Latinoamericano de
    Exportaciones, Cl. E                                                                   39,900                       1,302,735

BlackRock                                                                                  30,400 (a)                   1,156,720

Commerce Bancorp                                                                           27,400                       1,850,870

Cullen/Frost Bankers                                                                       65,490                       2,341,268

DVI                                                                                        23,600 (a)                     406,392

Eaton Vance                                                                                40,780                       1,349,818

Fremont General                                                                            85,400                         500,444

iStar Financial                                                                            42,200                       1,136,446

MeriStar Hospitality                                                                       29,210                         601,726

NCO Group                                                                                  41,900 (a)                     858,950

Radian Group                                                                               33,000                       1,323,630

RenaissanceRe Holdings                                                                     18,550                       1,323,543

Webster Financial                                                                          41,730                       1,357,060

                                                                                                                       16,905,314

PRODUCER GOODS--17.8%

Alliant Techsystems                                                                        10,400 (a)                   1,082,120

Arkansas Best                                                                              32,000 (a)                     850,240

Astec Industries                                                                           55,340 (a)                     968,450

Baldor Electric                                                                            13,300                         288,078

Cambrex                                                                                    33,900                       1,517,703

Hughes Supply                                                                              39,100                       1,069,385

Ivex Packaging                                                                             46,600 (a)                     850,450

Lone Star Technologies                                                                     17,600 (a)                     372,944

Lubrizol                                                                                   25,100                         903,098

M.D.C. Holdings                                                                            15,400                         469,700

Manitowoc                                                                                  37,930                       1,086,694

Massey Energy                                                                              48,000                         943,200

NCI Building Systems                                                                       73,330 (a)                   1,129,282

NVR                                                                                         4,500 (a)                     724,500

OM Group                                                                                   25,400                       1,653,794

Reliance Steel & Aluminum                                                                  59,410                       1,604,070

Roadway                                                                                    64,000                       1,838,720

Shaw Group                                                                                 39,000 (a)                   1,066,650

Snap-On                                                                                    20,400                         519,384

Standard Pacific                                                                           19,100                         448,277

Stanley Works                                                                              27,400                       1,147,786

PRODUCER GOODS (CONTINUED)

Stewart & Stevenson Services                                                               39,200                       1,076,432

Stillwater Mining                                                                          27,200 (a)                     712,640

Teekay Shipping                                                                            29,800                       1,069,820

Terex                                                                                      54,360 (a)                   1,204,618

United Stationers                                                                          50,500 (a)                   1,591,255

Walter Industries                                                                          43,700                         498,180

Woodward Governor                                                                           4,400                         316,580

                                                                                                                       27,004,050

SERVICES--9.2%

Armor Holdings                                                                             66,460 (a)                   1,016,838

Audiovox, Cl. A                                                                           114,600 (a)                   1,002,750

BARRA                                                                                      17,200 (a)                     837,640

Brightpoint                                                                               128,200 (a)                     460,238

Consolidated Graphics                                                                      61,700 (a)                   1,304,955

Copart                                                                                     46,700 (a)                   1,150,221

Corinthian Colleges                                                                        12,400 (a)                     487,940

Cox Radio, Cl. A                                                                           35,770 (a)                     894,608

Deluxe                                                                                     15,300                         502,146

Dollar Thrifty Automotive Group                                                            42,400 (a)                     742,000

Entercom Communications                                                                     8,740 (a)                     365,594

Galileo International                                                                      32,500                       1,010,750

Lightbridge                                                                                35,300 (a)                     413,010

Perot Systems, Cl. A                                                                       30,000 (a)                     432,000

R. H. Donnelley                                                                            41,400 (a)                   1,242,000

Stewart Enterprises, Cl. A                                                                112,300 (a)                     844,496

Tetra Tech                                                                                 52,800 (a)                   1,266,144

                                                                                                                       13,973,330

TECHNOLOGY--13.5%

Activision                                                                                 19,400 (a)                     718,770

Aeroflex                                                                                   24,400 (a)                     215,940

Amphenol, Cl. A                                                                            14,800 (a)                     598,364

Anixter International                                                                      47,300 (a)                   1,472,449

Axcelis Technologies                                                                       75,000 (a)                   1,046,250

CACI International, Cl. A                                                                  46,400 (a)                   1,841,616

Catapult Communications                                                                    16,900 (a)                     306,735

Cerner                                                                                     27,500 (a)                   1,333,475

Checkpoint Systems                                                                         60,500 (a)                     747,175

Coherent                                                                                   36,400 (a)                   1,288,560

                                                                                                                        The Funds




MPAM SMALL CAP STOCK FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                   Shares                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Cohu                                                                                       19,700                         391,833

ESS Technology                                                                             82,300 (a)                   1,098,705

Electro Scientific Industries                                                              26,800 (a)                     750,400

General Cable                                                                              36,900                         558,666

General Semiconductor                                                                      40,600 (a)                     525,770

Global Imaging Systems                                                                     42,700 (a)                     683,200

Integrated Silicon Solution                                                                27,700 (a)                     419,101

KEMET                                                                                      28,200 (a)                     513,240

Mercury Computer Systems                                                                   17,100 (a)                     465,120

Merix                                                                                      31,300 (a)                     602,838

National Instruments                                                                       15,600 (a)                     489,372

Nu Horizons Electronics                                                                    83,100 (a)                     725,463

Planar Systems                                                                             33,600 (a)                     890,400

Read-Rite                                                                                  49,500 (a)                     232,650

Rudolph Technologies                                                                        8,900 (a)                     320,400

Silicon Storage Technology                                                                 28,300 (a)                     247,059

Tollgrade Communications                                                                   14,400 (a)                     312,480

Trimble Navigation                                                                         45,300 (a)                     747,450

Varian Semiconductor Equipment                                                             15,600 (a)                     536,640

Vialta, Cl. A                                                                              97,279 (a)                      34,047

Vicor                                                                                      16,000 (a)                     325,760

                                                                                                                       20,439,928

UTILITIES--1.8%

Cleco                                                                                      42,200                         919,960

Public Service Company of New Mexico                                                       50,900                       1,445,560

Telemig Celular Participacoes, ADR                                                          7,200                         196,200

Tele Nordeste Celular Participacoes, ADR                                                    8,700                         200,187

                                                                                                                        2,761,907

TOTAL COMMON STOCKS

    (cost $134,278,775)                                                                                               145,280,926
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Principal
SHORT-TERM INVESTMENTS--4.1%                                                            Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Salomon Smith Barney, Tri-Party Repurchase
  Agreement, 3.68% dated 8/31/2001,
  due 9/4/2001 in the amount of
  $6,152,515 (fully collateralized by
  $6,297,000 Federal Home Loan
  Mortgage Corp. Discount Notes,
  10/9/2001, value $6,273,512)
    (cost $6,150,000)                                                                   6,150,000                       6,150,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
    (cost $140,428,775)                                                                    100.0%                     151,430,926

CASH AND RECEIVABLES (NET)                                                                    .0%                          10,517

NET ASSETS                                                                                 100.0%                     151,441,443

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF INVESTMENTS

August 31, 2001

MPAM INTERNATIONAL FUND
--------------------------------------------------------------------------------

COMMON STOCKS--94.3%                                 Shares          Value ($)
--------------------------------------------------------------------------------

AUSTRALIA--2.7%

Goodman Fielder                                   2,185,717          1,438,350

National Australia Bank                             314,642          5,543,753

Santos                                            1,070,264          3,631,722

                                                                    10,613,825

BELGIUM--1.3%

Dexia                                               328,160          5,230,301

Dexia (Strip VVPR)                                  199,820 (a)          1,822

                                                                     5,232,123

FINLAND--.9%

Kesko, Cl. B                                        215,136          1,798,796

Sampo, Cl. A                                        204,410          1,733,344

                                                                     3,532,140

FRANCE--8.0%

Air France                                          136,874          2,262,655

Alstom                                               80,410          2,195,136

Assurances Generales de France                       51,623          2,819,484

BNP Paribas                                          65,284          6,012,121

Bongrain                                             33,963          1,415,213

Compagnie de Saint-Gobain                            17,347          2,673,072

Compagnie Generale des
    Etablissements Michelin, Cl. B                  126,124          3,961,745

L' Air Liquide                                            1                142

Societe Generale, Cl. A                              22,989          1,358,297

TotalFinaElf, ADR                                    94,611          6,987,022

Usinor                                              194,234          2,173,049

                                                                    31,857,936

GERMANY--7.9%

Bayer                                               148,163          4,755,345

Bayerische Hypo- und Vereinsbank                     56,940          2,383,031

Commerzbank                                         177,650          4,446,386

Deutsche Lufthansa                                  166,666          2,644,209

Deutsche Post                                       301,460          4,480,401

E.On                                                130,165          7,156,672

MG Technologies                                     153,614          1,148,535

Merck KGaA                                           29,725          1,162,730

Volkswagen                                           72,407          3,208,606

                                                                    31,385,915

GREECE--.6%

Hellenic Telecommunications
    Organization, ADR                               300,000          2,436,000

HONG KONG--1.4%

Hongkong Electric                                   801,152          3,045,483

Swire Pacific                                       519,000          2,521,872

                                                                     5,567,355

IRELAND--1.5%

Bank of Ireland                                     626,160          5,947,977

ITALY--5.5%

Banca Popolare di
    Bergamo-Credito Varesino                        176,443          3,082,153

ENI                                                 532,054          7,076,060

Finmeccanica                                      4,611,790 (a)      3,940,113

Sanpaolo IMI                                        209,617          2,638,342

Telecom Italia                                    1,127,528          5,335,735

                                                                    22,072,403

JAPAN--20.4%

AIFUL                                                47,650          4,306,484

Aioi Insurance                                       40,000            148,105

CANON                                               183,000          5,513,022

Credit Saison                                       313,700          7,259,435

FUJI MACHINE MANUFACTURING                          117,000          1,580,216

HONDA MOTOR                                         112,000          4,043,253

KONAMI                                               59,700          1,883,915

LAWSON                                               75,700          2,637,253

MABUCHI MOTOR                                        49,800          4,488,223

MINEBEA                                             524,000          2,941,120

MURATA MANUFACTURING                                 24,300          1,451,845

Marubeni                                          1,923,000 (a)      2,928,960

Matsumotokiyoshi                                    111,700          4,577,599

NIPPON TELEGRAPH AND TELEPHONE                          100            454,412

NISSAN MOTOR                                        603,000          3,521,538

Nippon Express                                    1,201,000          5,285,674

Nishimatsu Construction                             542,000          2,686,397

ORIX                                                  1,500            149,325

RINNAI                                              215,600          4,698,986

ROHM                                                 16,500          1,820,297

SHOHKOH FUND & CO.                                   12,830          1,530,941

Seventy-Seven Bank                                  554,000          3,170,110

Shin-Etsu Chemical                                  112,000          3,468,339

Sumitomo Bakelite                                   305,000          1,763,243

TDK                                                  51,200          2,671,267

Takeda Chemical Industries                           90,000          3,703,455

Yamaha Motor                                        162,000          1,169,656

Yamanouchi Pharmaceutical                            59,000          1,407,540

                                                                    81,260,610

NETHERLANDS--8.1%

ABN AMRO                                            315,514          5,828,512

Akzo Nobel                                           81,636          3,625,019

Buhrmann                                            163,791          1,366,503

Fortis                                              241,247          6,808,041

                                                                 The Funds

STATEMENT OF INVESTMENTS (CONTINUED)


MPAM INTERNATIONAL FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                 Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS (CONTINUED)

Hunter Douglas                                                                            123,711                       3,209,151

Koninklijke (Royal) Philips
    Electronics, ADR                                                                      136,830                       3,662,939

Stork                                                                                     209,359                       2,042,561

Vedior                                                                                    283,826                       3,506,639

Wolters Kluwer                                                                            104,400                       2,237,010

                                                                                                                       32,286,375

NEW ZEALAND--.5%

Telecom Corporation of New Zealand                                                        970,666                       2,155,349

NORWAY--.5%

Statoil                                                                                   250,500                       1,758,054

PORTUGAL--1.4%

Electricidade de Portugal                                                                 945,360                       2,456,641

Portugal Telecom                                                                          511,319                       3,272,869

                                                                                                                        5,729,510

SINGAPORE--2.2%

Creative Technology                                                                       220,600                       1,577,290

DBS                                                                                       798,840                       6,288,633

Oversea-Chinese Banking                                                                   122,000                         771,131

                                                                                                                        8,637,054

SPAIN--4.4%

Banco Popular Espanol                                                                     104,672                       3,851,956

Endesa                                                                                    439,151                       7,307,626

Repsol YPF, ADR                                                                           388,251                       6,565,324

                                                                                                                       17,724,906

SWEDEN--1.3%

Autoliv                                                                                   161,217                       3,191,710

Investor, Cl. B                                                                           173,158                       2,055,204

                                                                                                                        5,246,914

SWITZERLAND--6.7%

Barry Callebaut                                                                            20,890                       2,764,058

Clariant                                                                                  131,790                       2,425,437

Forbo                                                                                       1,616                         602,586

Givaudan                                                                                    9,048                       2,786,177

Novartis                                                                                  101,040                       3,697,771

Swisscom                                                                                   12,697                       3,657,823

UBS                                                                                       141,579                       6,931,215

Zurich Financial Services                                                                  13,770                       3,904,827

                                                                                                                       26,769,894

UNITED KINGDOM--19.0%

Allied Domecq                                                                             807,029                       4,759,542

BAE SYSTEMS                                                                             1,238,652                       5,952,293

BOC                                                                                       304,486                       4,544,773

Barclays                                                                                  217,097                       6,607,256

Bunzl                                                                                     946,889                       6,266,918

Celltech                                                                                        1 (a)                          14

Diageo                                                                                    452,846                       4,583,069

Enterprise Oil                                                                            554,872                       4,767,227

Morgan Crucible                                                                         1,451,205                       5,514,935

Rexam                                                                                   1,360,044                       7,030,761

Rio Tinto                                                                                 248,304                       4,483,596

Royal & Sun Alliance Insurance                                                          1,008,614                       7,035,282

Royal Bank Of Scotland                                                                          1                              25

Royal Bank Of Scotland
    (Value Shares)                                                                              1                               1

Scottish & Southern Energy                                                                400,300                       3,870,568

Tomkins                                                                                   269,478                         714,193

Unilever                                                                                  616,412                       5,278,001

Wolseley                                                                                  601,014                       4,494,134

                                                                                                                       75,902,588

TOTAL COMMON STOCKS

    (cost $399,405,339)                                                                                               376,116,928
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Principal
SHORT-TERM INVESTMENTS--2.7%                                                            Amount ($)                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

  Salomon Smith Barney,
  Tri-Party Repurchase Agreement
  3.58% dated 8/31/2001,
  due 9/4/2001 in the amount of
  $10,704,256 (fully collateralized
  by $11,235,000 U.S. Treasury Bills,
  3.34% due 12/27/2001,
  value $11,117,033)

    (cost $10,700,000)                                                                 10,700,000                      10,700,000
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $410,105,339)                                                                     97.0%                     386,816,928

CASH AND RECIEVABLES (NET)                                                                   3.0%                      11,969,655

NET ASSETS                                                                                 100.0%                     398,786,583

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF INVESTMENTS

August 31, 2001


MPAM EMERGING MARKETS FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--91.7%                                                                       Shares                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARGENTINA--.8%

Banco Hipotecario                                                                          33,500 (a)                     167,853

Telecom Argentina Stet--
    France Telecom, ADR                                                                    31,063                         301,311

                                                                                                                          469,164

BRAZIL--8.2%

Companhia de Saneamento Basico do

    Estado de Sao Paulo                                                                     8,190                         534,616

Companhia Vale do Rio Doce, ADR                                                            27,950                         562,075

Petroleo Brasileiro, ADR                                                                   34,114                         767,565

Tele Celular Sul Participacoes, ADR                                                        20,100                         257,079

Tele Norte Leste Participacoes, ADR                                                        39,100                         426,190

Telecomunicacoes Brasileiras,
    ADR (PFD Block)                                                                        25,950                         850,122

Ultrapar Participacoes, ADR                                                                41,250                         288,750

Unibanco, GDR                                                                              21,150                         412,848

Votorantim Celulose e Papel, ADR                                                           26,900                         385,208

                                                                                                                        4,484,453

CHILE--1.8%

Compania de Telecomunicaciones
    de Chile, ADR                                                                          39,000 (a)                     494,130

Quinenco, ADR                                                                              67,900 (a)                     515,361

                                                                                                                        1,009,491

CHINA--3.3%

Guangshen Railway, Cl. H                                                                1,334,000                         203,526

PetroChina, ADR                                                                            18,200                         372,190

Qingling Motors, Cl. H                                                                  2,253,000                         303,296

Shandong International Power
    Development, Cl. H                                                                  1,581,000                         320,262

Sinopec Yizheng Chemical
    Fibre, Cl. H                                                                        2,629,000                         293,242

Zhejiang Expressway, Cl. H                                                              1,648,000                         333,834

                                                                                                                        1,826,350

CROATIA--1.2%

Pliva d.d., GDR                                                                            64,200 (b)                     656,124

CZECH REPUBLIC--.3%

CEZ                                                                                        67,000                         138,716

EGYPT--3.3%

Commercial International Bank, GDR                                                         66,300 (b)                     573,495

Misr International Bank, GDR                                                               79,950 (b)                     309,806

Orascom Construction Industries                                                            30,375 (a)                     241,871

EGYPT (CONTINUED)

Paints & Chemical Industries, GDR                                                          75,400 (b)                      96,135

Suez Cement, GDR                                                                           70,400 (b)                     596,640

                                                                                                                        1,817,947

GREECE--1.5%

Hellenic Telecommunications
    Organization                                                                           29,200                         481,905

Hellenic Telecommunications
    Organization, ADR                                                                      42,000                         341,040

                                                                                                                          822,945

HONG KONG--2.6%

Brilliance China Automotive                                                             1,759,000                         304,450

CNOOC, ADR                                                                                 14,600                         289,664

China Pharmaceutical
    Enterprise and Investment                                                           1,596,000 (a)                     141,188

Hengan International                                                                    1,119,000                         243,891

Mandarin Oriental International                                                           306,500                         159,380

Shanghai Industrial                                                                       178,000                         276,135

                                                                                                                        1,414,708

HUNGARY--3.2%

EGIS                                                                                        9,778                         411,653

MOL Magyar Olaj-es Gazipari                                                                31,500                         466,986

Magyar Tavkozlesi                                                                         163,500                         416,531

OTP Bank                                                                                    7,850                         415,224

Pick Szeged                                                                                 4,919 (a)                      49,560

                                                                                                                        1,759,954

INDIA--10.7%

BSES, GDR                                                                                  26,000 (b)                     344,500

Bajaj Auto, GDR                                                                            92,500 (b)                     635,937

Gas Authority of India, GDR                                                                81,500 (a,b)                   641,812

Grasim Industries, GDR                                                                     25,300 (b)                     173,938

ICICI, ADR                                                                                 36,900                         260,883

Indian Hotels, GDR                                                                         71,700 (b)                     342,368

Mahanagar Telephone Nigam, GDR                                                            215,050 (b)                   1,118,260

Mahindra & Mahindra, GDR                                                                  219,100 (b)                     361,515

State Bank of India, GDR                                                                   54,000 (b)                     488,700

Tata Engineering &
    Locomotive, GDR                                                                       266,600 (b)                     439,890

Videsh Sanchar Nigam, ADR                                                                  94,075                       1,071,514

                                                                                                                        5,879,317

                                                                                                                 The Funds



MPAM EMERGING MARKETS FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDONESIA--2.0%

 PT Indah Kiat Pulp & Paper                                                              5,527,500 (a,c)                    98,232

PT Indofood Sukses Makmur                                                               4,027,000                         363,509

PT Indosat, ADR                                                                            26,700                         269,136

PT Telekomunikasi Indonesia, ADR                                                           54,500                         358,065

                                                                                                                        1,088,942

ISRAEL--3.0%

AudioCodes                                                                                 60,700 (a)                     244,621

Bank Hapoalim                                                                             450,400                       1,025,077

ECI Telecom                                                                                90,600                         362,400

                                                                                                                        1,632,098

MALAYSIA--3.5%

Berjaya Sports Toto                                                                       352,000                         457,600

Genting                                                                                   193,000                         533,289

Perusahaan Otomobil Nasional                                                               35,000                          61,711

Petronas Gas                                                                              154,000                         249,237

Sime Darby                                                                                494,000                         618,800

                                                                                                                        1,920,637

MEXICO--9.1%

Alfa, Ser. A                                                                              462,200                         622,627

Apasco                                                                                    122,000                         622,922

Consorcio ARA                                                                             149,400 (a)                     227,224

Controladora Comercial Mexicana                                                             5,300                          94,075

Controladora Comercial Mexicana, GDR                                                      355,500                         314,756

Desc, Ser. B                                                                            1,258,500                         649,416

Grupo Continental                                                                         195,700                         297,643

Kimberly Clark de Mexico, Ser. A                                                          335,200                       1,046,931

Pepsi-Gemex, GDR                                                                           68,100 (a)                     412,005

Telefonos de Mexico, ADR                                                                   18,900                         689,094

                                                                                                                        4,976,693

PANAMA--.9%

Banco Latinoamericano de
    Exportaciones, Cl. E                                                                   15,600                         509,340

PHILIPPINES--3.1%

Bank of the Philippine Islands                                                             92,900                         112,026

First Philippine                                                                          100,000 (a)                      56,863

La Tondena Distillers                                                                     173,500                          88,451

Manila Electric, Cl. B                                                                    845,400                         737,653

Philippine Long Distance Telephone, ADR                                                    51,200                         488,960

San Miguel, Cl. B                                                                          96,200                         104,688

Universal Robina                                                                        1,017,500                          93,770

                                                                                                                        1,682,411

POLAND--2.2%

KGHM Polska Miedz                                                                         141,750                         521,631

Polski Koncern Naftowy Orlen                                                               97,854                         410,880

Powszechny Bank Kredytowy                                                                  14,200                         276,349

                                                                                                                        1,208,860

RUSSIA--.9%

LUKOIL, ADR                                                                                11,100                         492,563

SOUTH AFRICA--7.1%

ABSA                                                                                       82,500                         381,275

Aveng                                                                                     150,000                         151,977

Edgars Consolidated Stores                                                                 50,550                         194,681

Foschini                                                                                  287,287                         262,816

Metro Cash and Carry                                                                    1,266,425 (a)                     255,122

Murray & Roberts                                                                          136,700 (a)                     121,492

Nampak                                                                                    501,110                         742,271

Nedcor                                                                                     33,900                         591,326

Sage                                                                                      176,634                         197,800

Steinhoff International                                                                   216,400                         185,915

Tiger Brands                                                                               75,500                         550,226

Woolworths                                                                                537,600                         249,089

                                                                                                                        3,883,990

SOUTH KOREA--12.1%

Cheil Communications                                                                        3,900                         297,680

Cheil Jedang                                                                                7,000                         210,547

H&CB, ADR                                                                                  43,049                         469,234

Kookmin Bank                                                                               28,500                         382,969

Kookmin Bank, GDR                                                                           6,600 (b)                      85,800

Korea Electric Power                                                                       52,000                         920,156

Korea Electric Power, ADR                                                                  50,750                         503,947

Korea Fine Chemical                                                                         9,680                         149,737

Korea Telecom, ADR                                                                         25,600                         532,224

Pohang Iron & Steel                                                                         3,010                         212,816

Pohang Iron & Steel, ADR                                                                   46,900                         816,529

SK                                                                                         93,900                         953,672

SK Telecom, ADR                                                                            12,200                         233,996

Samsung                                                                                    77,930                         390,868

Samsung Electronics                                                                         1,010                         149,922

Samsung Electronics, GDR                                                                    4,500 (b)                     360,000

                                                                                                                        6,670,097

TAIWAN--6.2%

Advanced Semiconductor Engineering                                                        953,220 (a)                     530,027

Bank Sinopac                                                                               25,000 (a)                      10,824




MPAM EMERGING MARKETS FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAIWAN (CONTINUED)

China Steel                                                                               931,130                         331,680

China Steel, ADR                                                                           12,360 (b)                      87,262

Compal Electronics                                                                        164,000                         149,134

Compal Electronics, GDR                                                                    40,362                         193,334

D-Link                                                                                    115,000                         115,566

D-Link, GDR                                                                                30,245                         154,249

Elan Microelectronics                                                                     320,800                         268,495

Nan Ya Plastic                                                                            794,850                         610,006

Nien Hsing Textile                                                                        302,600 (a)                     225,219

Standard Foods Taiwan                                                                     517,520                         131,141

Standard Foods Taiwan, GDR                                                                  2,154 (b)                       2,639

Taiwan Semicondutor Manufacturing                                                         308,600 (a)                     571,978

                                                                                                                        3,381,554

THAILAND--1.4%

Hana Microelectronics                                                                      98,000                         145,721

Saha-Union                                                                                402,100                         118,668

Thai Farmers Bank                                                                       1,046,500 (a)                     528,595

                                                                                                                          792,984

TURKEY--1.6%

Akcansa Cimento                                                                        34,709,500                         172,281

Hurriyet Gazetecilik ve Matbaacilik                                                   147,697,713 (a)                     250,655

Turcell Iletisim Hizmetleri, ADR                                                           49,344                          44,410

Turk Ekonomi Bankasi, GDR                                                                  81,100 (a)                     119,623

Uzel Makina Sanayii, ADR                                                                   24,600 (a)                      17,835

Yapi ve Kredi Bankasi                                                                 123,322,200 (a)                     279,050

                                                                                                                          883,854

UNITED KINGDOM--1.7%

Old Mutual                                                                                175,200                         352,712

South African Breweries                                                                    76,500                         569,250

                                                                                                                          921,962

TOTAL COMMON STOCKS

    (cost $53,926,514 )                                                                                                50,325,154


PREFERRED STOCKS--1.7%


BRAZIL:

Companhia Energetica de Minas Gerais                                                       75,217                         811,675

Petroleo Brasileiro                                                                         5,400                         115,744

TOTAL PREFERRED STOCKS

    (cost $1,053,469)                                                                                                     927,419
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Principal
SHORT-TERM INVESTMENTS--4.0%                                                            Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Salomon Smith Barney Tri-Party
  Repurchase Agreement 3.58% dated
  8/31/2001, due 9/4/2001 in the
  amount of $2,200,875 (fully
  collateralized by $2,025,000
  U.S. Treasury Bills, 3.34% due
  12/27/2001, value $2,226,375)

    (cost $2,200,000)                                                                   2,200,000                       2,200,000
                                                                                                                                   -

TOTAL INVESTMENTS (cost $57,179,983)                                                        97.4%                      53,452,573

CASH AND RECEIVABLES (NET)                                                                   2.6%                       1,411,547

NET ASSETS                                                                                 100.0%                      54,864,120

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT AUGUST 31,
     2001, THESE SECURITIES AMOUNTED TO $7,314,821 OR APPROXIMATELY 13.3% OF NET
     ASSETS.

(C)  SECURITY RESTRICTED AS TO PUBLIC RESALE. INVESTMENT IN THE RESTRICTED
     SECURITY, WITH AN AGGREGATE VALUE OF $98,232 REPRESENTING APPROXIMATELY .2%
     OF NET ASSETS IS AS FOLLOWS:

                              Acquisition           Purchase
Issuer                           Date               Price ($)      Net Assets (%)      Valuations ($)((+))
---------------------------------------------------------------------------------------------------------

PT Indah Kiat Pulp & Paper  10/2/00-4/24/01         .05797              .2              .01777

((+)) THE VALUATION OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER
      THE DIRECTION OF THE BOARD OF TRUSTEES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds



STATEMENT OF INVESTMENTS

August 31, 2001

MPAM BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--39.1%                                                                        Shares                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALCOHOL & TOBACCO--.7%

Anheuser-Busch Cos.                                                                        25,800                       1,110,432

Philip Morris Cos.                                                                         40,500                       1,919,700

                                                                                                                        3,030,132

CONSUMER CYCLICAL--3.6%

BJ's Wholesale Club                                                                         8,500 (a)                     416,500

Best Buy                                                                                   20,700 (a)                   1,220,886

Costco Wholesale                                                                           27,300 (a)                   1,021,293

Harley-Davidson                                                                            10,500                         510,195

Home Depot                                                                                 52,800                       2,426,160

Johnson Controls                                                                           12,600                         922,950

Kohl's                                                                                     19,100 (a)                   1,060,050

Lowe's Cos.                                                                                46,100                       1,714,920

Marriott International, Cl. A                                                              11,900                         521,815

RadioShack                                                                                 16,300                         381,420

Target                                                                                     37,400                       1,295,910

Wal-Mart Stores                                                                            70,330                       3,379,357

                                                                                                                       14,871,456

CONSUMER STAPLES--2.4%

Archer-Daniels-Midland                                                                      51,135                        686,743

Avon Products                                                                               15,700                        724,241

Coca-Cola                                                                                   32,500                      1,581,775

Estee Lauder Cos., Cl. A                                                                    11,300                        439,005

Fortune Brands                                                                              10,300                        393,975

General Mills                                                                               19,800                        877,932

H. J. Heinz                                                                                 16,500                        745,470

Hershey Foods                                                                                7,800                        502,944

Kraft Foods, Cl. A                                                                           7,600                        245,100

PepsiCo                                                                                     47,580                      2,236,260

Ralston Purina Group                                                                        26,900                        879,092

Wm. Wrigley Jr.                                                                             10,600                        531,484

                                                                                                                        9,844,021

ENERGY--3.3%

Anadarko Petroleum                                                                          14,400                        745,200

Apache                                                                                      12,100                        567,853

BP Amoco, ADR                                                                                9,700                        493,536

El Paso                                                                                     20,645                      1,003,141

Exxon Mobil                                                                                103,500                      4,155,525

Halliburton                                                                                 24,300                        676,998

Kerr-McGee                                                                                  14,340                        837,599

Nabors Industries                                                                          19,200 (a)                     470,784

Noble Drilling                                                                             14,600 (a)                     397,120

ENERGY (CONTINUED)

Phillips Petroleum                                                                         14,400                         828,000

Public Service Enterprise Group                                                            13,400                         620,420

Texaco                                                                                     38,200                       2,660,630

                                                                                                                       13,456,806

HEALTH CARE--5.3%

Abbott Laboratories                                                                         44,100                      2,191,770

American Home Products                                                                      35,000                      1,960,000

AmerisourceBergen                                                                          14,000 (a)                     902,160

Amgen                                                                                      20,800 (a)                   1,337,440

Baxter International                                                                        8,300                         428,280

Cardinal Health                                                                             6,850                         499,639

Elan, ADR                                                                                  10,500 (a)                     545,475

Eli Lilly & Co.                                                                            15,561                       1,208,001

Genentech                                                                                  21,900 (a)                   1,005,210

Genzyme                                                                                    11,600 (a)                     657,024

King Pharmaceuticals                                                                       18,333 (a)                     792,902

Medtronic                                                                                  16,200                         737,748

Pfizer                                                                                    133,375                       5,109,596

Pharmacia                                                                                  40,000                       1,584,000

Quest Diagnostics                                                                          19,300 (a)                   1,209,145

Schering-Plough                                                                            14,100                         537,633

UnitedHealth Group                                                                         11,500                         782,690

Waters                                                                                     12,300 (a)                     407,499

                                                                                                                       21,896,212

INTEREST SENSITIVE--8.7%

ACE                                                                                        16,300                         540,671

Ambac Financial Group                                                                      12,550                         742,960

American International Group                                                               41,596                       3,252,807

BB&T                                                                                       11,900                         437,682

Bank of America                                                                            41,700                       2,564,550

CIGNA                                                                                      11,300                       1,017,000

Charter One Financial                                                                      11,400                         332,880

Citigroup                                                                                  99,766                       4,564,295

Fannie Mae                                                                                 34,000                       2,591,140

First Union                                                                                25,900 (a)                     891,478

FleetBoston Financial                                                                      48,240                       1,776,679

General Electric                                                                          166,300                       6,814,974

Hartford Financial Services Group                                                          15,000                         972,000

Lehman Brothers Holdings                                                                   12,300                         807,495

MBNA                                                                                       48,550                       1,687,598

MGIC Investment                                                                             9,400                         657,060


MPAM BALANCED FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Morgan Stanley Dean Witter & Co.                                                            8,100                         432,135

Providian Financial                                                                        28,500                       1,113,210

St. Paul Cos.                                                                              14,400                         605,232

SouthTrust                                                                                 17,070                         415,825

U.S. Bancorp                                                                               76,076                       1,844,082

Washington Mutual                                                                          48,050                       1,798,992

                                                                                                                        35,860,745

INTERNET--.8%

AOL Time Warner                                                                            84,050 (a)                   3,139,268

PRODUCER GOODS
    & SERVICES--3.4%

Air Products & Chemicals                                                                   18,200                         771,680

Alcoa                                                                                      20,800                         792,896

American Standard Cos.                                                                      5,100 (a)                     356,235

Canadian National Railway                                                                  11,400                         495,900

Canadian Pacific                                                                            9,100                         330,330

Caterpillar                                                                                11,600                         580,000

Eastman Chemical                                                                           13,400                         519,786

General Dynamics                                                                            5,500                         434,280

Honeywell International                                                                    18,200                         678,132

International Paper                                                                        17,900                         718,148

Lockheed Martin                                                                            23,900                         952,654

Minnesota Mining & Manufacturing                                                           12,300                       1,280,430

Norfolk Southern                                                                           17,200                         320,264

Tidewater                                                                                  12,500                         388,875

Tyco International                                                                         56,600                       2,940,370

United Parcel Service, Cl. B                                                               11,900                         657,237

United Technologies                                                                        14,600                         998,640

Westvaco                                                                                   20,900                         636,405

                                                                                                                       13,852,262

SERVICES--1.9%

AT&T Wireless Services                                                                     31,100 (a)                     482,050

Clear Channel Communications                                                               16,764 (a)                     842,726

Electronic Data Systems                                                                    16,800                         990,864

First Data                                                                                 14,700                         967,995

General Motors, Cl. H                                                                      23,100                         430,815

Omnicom Group                                                                              11,800                         917,922

Viacom, Cl. B                                                                              39,191 (a)                   1,661,698

Western Wireless, Cl. A                                                                    15,000 (a)                     463,950

Walt Disney                                                                                48,200                       1,225,726

                                                                                                                        7,983,746

TECHNOLOGY--6.4%

Altera                                                                                     20,300 (a)                     576,520

Amdocs                                                                                     10,000 (a)                     383,000

Analog Devices                                                                             15,400 (a)                     735,812

Celestica                                                                                   9,000 (a)                     327,600

Cisco Systems                                                                             100,500 (a)                   1,641,165

Danaher                                                                                     7,600                         422,332

Dell Computer                                                                              61,000 (a)                   1,304,180

EMC                                                                                        54,700 (a)                     845,662

Harris                                                                                     22,500                         659,925

Intel                                                                                     120,600                       3,371,976

International Business Machines                                                            32,700                       3,270,000

Lam Research                                                                               12,300 (a)                     348,213

Lexmark International Group                                                                11,100 (a)                     577,755

Linear Technology                                                                          14,500                         595,660

Maxim Integrated Products                                                                  12,000 (a)                     554,520

Microsoft                                                                                 100,800 (a)                   5,750,640

Nokia, ADR                                                                                 28,800                         453,312

Oracle                                                                                     98,400 (a)                   1,201,464

SPX                                                                                         3,000                         348,750

Semtech                                                                                    11,900 (a)                     444,227

Siebel Systems                                                                             21,100 (a)                     455,760

Solectron                                                                                  36,600 (a)                     497,760

Sun Microsystems                                                                           18,100 (a)                     207,245

Tech Data                                                                                  14,900 (a)                     609,410

Texas Instruments                                                                          16,000                         529,600

Vishay Intertechnology                                                                     14,800 (a)                     345,284

                                                                                                                       26,457,772

UTILITIES--2.6%

Calpine                                                                                    28,400 (a)                     937,768

Exelon                                                                                     20,200                       1,102,920

PPL                                                                                        16,500                         715,275

Qwest Communications International                                                         43,876 (a)                     943,334

Reliant Energy                                                                             25,100                         754,506

SBC Communications                                                                         63,907                       2,614,435

Telefonos de Mexico, Cl. L, ADR                                                            17,700                         645,342

Verizon Communications                                                                     46,100                       2,305,000

WorldCom                                                                                   72,000 (a)                     925,920

                                                                                                                       10,944,500

TOTAL COMMON STOCKS

    (cost $130,539,864)                                                                                               161,336,920

                                                                                                                 The Funds

MPAM BALANCED FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Principal
BONDS AND NOTES--47.2%                                                                 Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET BACKED--1.7%

Citibank Credit Card Master Trust I,

    Ser. 1999-1, Cl. A, 5.5%, 2006                                                      3,000,000                       3,077,280

MBNA Master Credit Card Trust,

    Ser. 1998-J, Cl. A, 5.25%, 2006                                                     3,750,000                       3,832,484

                                                                                                                        6,909,764

BANKING--1.8%

BSCH Issuances,

    Sub. Notes, 7.625%, 2010                                                            1,875,000                       2,003,794

FleetBoston Financial,

    Notes, 6.375%, 2008                                                                 1,450,000                       1,474,966

HSBC Bank,

    Notes, 7.65%, 2007                                                                  2,000,000                       2,211,696

U.S. Bank, N.A.

    Sub. Notes, 6.375%, 2011                                                            1,885,000                       1,925,271

                                                                                                                        7,615,727

BROKERAGE FIRM--.2%

Lehman Brothers,

    Notes, 6.25%, 2006                                                                    875,000                         897,642

COMMERCIAL MORTGAGE
    PASS-THROUGH CTFS.--2.6%

Asset Securization:

    Ser. 1995-MD IV, Cl. A1,
        7.1%, 2029                                                                      2,345,186                       2,485,217

    Ser. 1997-D4, Cl. ACS1,
        1.535%, 2029

        (Interest Only Obligation)                                                      9,350,368 (b,c)                    90,582

Federal Home Loan Mortgage Corp.,

    Ser. 1552, Cl. H, 6.75%, 2022                                                       5,606,000                       5,780,038

GS Mortgage Securities II,

    Ser. 1998-GLII, Cl. A2,
    6.562%, 2031                                                                        2,375,000                       2,466,651

                                                                                                                       10,822,488

ELECTRIC--.8%

DTE Energy,

    Sr. Notes, 6.45%, 2006                                                              1,400,000                       1,447,972

Dominion Resources,

    Sr. Notes, 7.6%, 2003                                                               1,700,000                       1,789,967

                                                                                                                        3,237,939

ENERGY--.7%

Coastal,

    Notes, 7.75%, 2010                                                                    950,000                         998,700

Transocean Sedco Forex,

    Notes, 6.625%, 2011                                                                 1,950,000                       1,962,810

                                                                                                                        2,961,510

FINANCE--3.0%

Citigroup,

    Notes, 5.5%, 2006                                                                   1,750,000                       1,764,761

Countrywide Home Loan,

    Notes, 5.5%, 2006                                                                   1,300,000                       1,301,287

EOP Operating,

    Notes, 7%, 2011                                                                     1,980,000                       2,036,149

Ford Motor Credit,

    Notes, 6.875%, 2006                                                                 1,700,000                       1,758,609

General Electric Capital,

    Notes, 5.375%, 2004                                                                 1,750,000                       1,790,749

Household Finance,

    Notes, 6.75%, 2011                                                                  1,750,000                       1,804,724

Wells Fargo,

    Sub. Notes, 6.375%, 2011                                                            1,800,000                       1,825,441

                                                                                                                       12,281,720

INSURANCE--.5%

American General,

    Notes, 6.625%, 2029                                                                 2,000,000                       1,969,428

MEDIA--1.9%

Clear Channel Communications,

    Sr. Notes, 7.65%, 2010                                                              1,700,000                       1,813,038

Comcast Cable Communications,

    Sr. Notes, 6.875%, 2009                                                             1,950,000                       2,000,023

Cox Radio,

    Sr. Notes, 6.625%, 2006                                                             1,950,000                       1,989,673

Time Warner,

    Notes, 6.95%, 2028                                                                  1,950,000                       1,881,694

                                                                                                                        7,684,428

METALS--.3%

Alcoa,

    Notes, 6.5%, 2011                                                                   1,100,000                       1,141,110

OTHER--1.2%

Calpine Corp,

    Sr. Notes, 8.5%, 2011                                                               1,950,000                       1,989,681

Liberty Property,

    Sr. Notes, 7.25%, 2011                                                              1,950,000                       2,010,557

United Mexican States,

    Bonds, 9.875%, 2007                                                                   975,000                       1,082,250

                                                                                                                        5,082,488

RETAIL--.6%

Federated Department Stores,

    Notes, 6.3%, 2009                                                                   2,500,000                       2,451,240




MPAM BALANCED FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Principal
BONDS AND NOTES (CONTINUED)                                                            Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES--.6%

AOL Time Warner,

    Notes, 6.75%, 2011                                                                  1,650,000                       1,693,034

Quest Diagnostic,

    Notes, 7.5%, 2011                                                                     650,000                         677,169

                                                                                                                        2,370,203

TECHNOLOGY--.4%

Lucent Technologies,

    Deb., 6.45%, 2029                                                                   2,350,000                       1,609,750

TELECOMMUNICATIONS--.4%

Qwest Capital Funding,

    Bonds, 7.75%, 2031                                                                  1,700,000 (d)                   1,699,334

U.S. GOVERNMENT & AGENCIES/
    MORTGAGED-BACKED--30.5%

Federal Home Loan Mortgage Corp.:

    Bonds, 4.75%, 6/28/2004                                                             7,250,000                       7,322,500

    Notes, 5.25%, 1/15/2006                                                               500,000                         507,345

    Bonds, 5.5%, 9/1/2006                                                               4,056,744                       4,116,298

    Notes, 5.75%, 4/15/2008                                                             2,000,000                       2,056,592

    Bonds, 5.75%, 7/1/2031                                                              2,000,000                       2,008,120

    Notes, 6%, 6/15/2011                                                                3,000,000                       3,089,904

    Bonds, 6%, 11/15/2022                                                               1,305,153                       1,329,873

    Bonds, 6.5%,
        1/15/2009-3/1/2031                                                             10,356,843                      10,507,835

    Bonds, 6.75%, 12/15/2021                                                            3,125,000                       3,193,047

    Bonds, 7%, 10/1/2030                                                                3,537,748                       3,626,192

    Bonds, 8.5%, 6/1/2018                                                               3,446,743                       3,654,617

Federal National
    Mortgage Association:

        Bonds, 6%, 8/1/2029-3/1/2031                                                   11,749,362                      11,620,028

        Bonds, 6.5%,
            8/1/2029-12/1/2029                                                          7,634,095                       7,703,260

        Notes, 7%, 6/1/2009                                                             1,571,884                       1,632,293

        Bonds, 7.25%, 5/15/2030                                                           940,000                       1,082,278

        Notes, 7.3%, 7/19/2005                                                            600,000                         619,825

        Notes, 8%, 2/1/2013                                                             1,659,463                       1,731,534

Government National
    Mortgage Association I:

        6%, 10/15/2008-2/15/2009                                                        2,457,289                       2,525,627

        6.5%, 2/15/2024-5/15/2028                                                       8,137,068                       8,248,302

        7%, 5/15/2023-11/15/2023                                                        2,691,133                       2,783,627

        7.5%, 3/15/2027                                                                 1,705,266                       1,773,477

        8%, 2/15/2008                                                                   1,067,095                       1,124,783

        9%, 12/15/2009                                                                  1,905,008                       2,033,597

U.S. GOVERNMENT & AGENCIES/
    MORTGAGED-BACKED (CONTINUED)

Government National
    Mortgage Association II,

        6.5%, 4/20/2031                                                                 1,780,779                       1,793,013

U.S. Treasury Bonds:

    6.25%, 5/15/2030                                                                    9,195,000                      10,287,550

    7.25%, 5/15/2016                                                                      750,000                         894,548

U.S. Treasury Notes:

    4.625%, 5/15/2006                                                                   1,850,000                       1,869,721

    5%, 2/15/2011                                                                       4,095,000                       4,123,133

    5%, 8/15/2011                                                                       4,610,000                       4,672,281

    5.75%, 8/15/2003                                                                   10,000,000                      10,398,400

    5.875%, 11/15/2004                                                                  5,210,000                       5,485,765

    6.5%, 10/15/2006                                                                    2,000,000                       2,183,580

                                                                                                                      125,998,945

TOTAL BONDS AND NOTES

    (cost $188,959,999)                                                                                               194,733,716
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT
    COMPANIES--12.0%                                                                      Shares                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MPAM Emerging Markets Fund                                                                588,971                       6,985,200

MPAM International Fund                                                                 1,565,143                      18,906,938

MPAM Mid Cap Stock Fund                                                                 2,131,937                      23,877,695

    (cost $54,042,159)                                                                                                 49,769,833

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Principal
SHORT-TERM INVESTMENTS--1.5%                                                            Amount ($)                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Salomon Smith Barney, Tri-Party
  Repurchase Agreement, 3.68%,
  dated 8/31/2001, due 9/4/2001
  in the amount of $6,032,466 (fully
  collateralized by $6,174,000 Federal
  Home Loan Mortgage Corp.
  Discount Note, 3.39%, 10/9/2001,
  value $6,150,971)

    (cost $6,030,000)                                                                   6,030,000                       6,030,000


TOTAL INVESTMENTS
    (cost $379,572,022)                                                                     99.8%                     411,870,469

CASH AND RECEIVABLES (NET)                                                                    .2%                         931,583

NET ASSETS                                                                                 100.0%                     412,802,052

(A)  NON-INCOME PRODUCING.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  NOTIONAL FACE SHOWN AMOUNT.

(D)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT AUGUST 31, 2001, THIS
     SECURITY AMOUNTED TO $1,699,334 OR .4% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds




STATEMENT OF INVESTMENTS

August 31, 2001

MPAM BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       Principal
BONDS AND NOTES--96.9%                                                                 Amount ($)                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED CTFS./FINANCE--1.3%

CitiBank Credit Card Master Trust I,

    Ser. 1999-1, Cl. A, 5.5%, 2006                                                      8,750,000                       8,975,400

BANKING/FINANCE--9.4%

BSCH Issuances,

    Sub. Notes, 7.625%, 2010                                                            5,000,000                       5,343,450

Citigroup,

    Notes, 5.5%, 2006                                                                   6,250,000                       6,302,719

Countrywide Home Loans,

    Notes, 5.5%, 2006                                                                   4,000,000                       4,003,960

Fleet Financial Group,

    Notes, 6.375%, 2008                                                                 4,000,000                       4,068,872

Ford Motor Credit,

    Notes, 6.875%, 2006                                                                 5,750,000                       5,948,237

General Electric Capital,

    Medium-Term Notes,
    Ser. A, 5.375%, 2004                                                                5,750,000                       5,883,889

Household Finance,

    Notes, 6.75%, 2011                                                                  5,750,000                       5,929,808

Lehman Brothers Holdings,

    Notes, 6.25%, 2006                                                                  2,875,000                       2,949,396

Midland Bank,

    Sub. Notes, 7.65%, 2007                                                             4,750,000 (a)                   5,252,778

National Australia Bank,

    Sub. Notes, 6.4%, 2007                                                              5,750,000 (b)                   5,829,298

U.S. Bank, N.A.,

    Notes, 6.375%, 2011                                                                 6,100,000                       6,230,320

Wells Fargo,

    Sub. Notes, 6.375%, 2011                                                            6,100,000                       6,186,217

                                                                                                                       63,928,944

COLLATERALIZED MORTGAGE OBLIGATIONS--7.2%

Federal Home Loan Mortgage Corp.,

  Multiclass Mortgage Participation
     Ctfs., REMIC:

            Ser. 1546, Cl. G, 6.75%,
                 12/15/2021                                                            12,215,000                      12,480,982

            Ser. 1552, Cl. H, 6.75%,
                 11/15/2022                                                            16,000,000                      16,496,720

            Ser. 1660, Cl. H, 6.5%,
                 1/15/2009                                                              6,175,000                       6,377,478

            Ser. 2019, Cl. D, 6.5%,
                 7/15/2021                                                              5,444,536                       5,629,808

            Ser. 2218, Cl. A, 6%,
                 11/15/2022                                                             3,542,559                       3,609,656

Federal National Mortgage Association,

  Multiclass Mortgage Participation
     Ctfs., REMIC:

            Ser. 1992-18, Cl. HC, 7.5%,
            3/25/2007                                                                   3,960,978                       4,105,158

                                                                                                                       48,699,802

COMMERCIAL MORTGAGE
    PASS-THROUGH CTFS.--3.7%

Asset Securitization:

    Ser. 1995-MD IV, Cl. A1,
        7.1%, 2029                                                                      7,052,583                       7,478,102

    Ser. 1997-D4, Cl. A-CS1,
        1.535%, 2029

        (Interest Only Obligation)                                                     16,490,650 (b,c)                   159,753

GS Mortgage Securities II,

    Ser. 1998-GLII, Cl. A2,
    6.562%, 2031                                                                        6,250,000                       6,491,188

MBNA Master Credit Card Trust,

    Ser. 1998-J, Cl. A, 5.25%, 2006                                                    11,000,000                      11,241,953

                                                                                                                       25,370,996

FOREIGN/GOVERNMENTAL--.5%

United Mexican States,

    Bonds, 9.875%, 2007                                                                 2,875,000                       3,191,250

INDUSTRIAL--7.8%

Alcoa,

    Notes, 6.5%, 2011                                                                   3,300,000                       3,423,331

American General,

    Sr. Notes, 6.625%, 2029                                                             5,500,000                       5,415,927

Calpine,

    Sr. Notes, 8.5%, 2011                                                               6,000,000                       6,122,094

Federated Department Stores,

    Notes, 6.3%, 2009                                                                   5,750,000                       5,637,852

Lucent Technologies,

    Deb., 6.45%, 2029                                                                   6,300,000                       4,315,500

Quest Diagnostics,

    Sr. Notes, 7.5%, 2011                                                               2,100,000                       2,187,778

Qwest Capital Funding:

    Bonds, 7.75%, 2031                                                                  5,750,000 (d)                   5,747,746

    Notes, 7.25%, 2011                                                                  5,750,000 (d)                   5,835,272

Transocean Sedco Forex,

    Notes, 6.625%, 2011                                                                 5,750,000                       5,787,772

WMX Technologies,

    Sr. Notes, 7.1%, 2003                                                               8,000,000 (e)                   8,256,536

                                                                                                                       52,729,808

MEDIA/TELECOMMUNICATIONS--3.8%

AOL Time Warner,

    Notes, 6.75%, 2011                                                                  2,075,000                       2,129,118

Clear Channel Communications,

    Sr. Notes, 7.65%, 2010                                                              5,750,000                       6,132,335

Comcast Cable Communications,

    Sr. Notes, 6.875%, 2009                                                             5,750,000                       5,897,505

Cox Radio,

    Sr. Notes, 6.625%, 2006                                                             5,750,000                       5,866,984



MPAM BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Principal
BONDS AND NOTES (CONTINUED)                                                            Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEDIA/TELECOMMUNICATIONS (CONTINUED)

Time Warner,

    Gtd. Notes, 6.95%, 2028                                                             5,775,000                       5,572,707

                                                                                                                       25,598,649

REAL ESTATE INVESTMENT TRUSTS--1.8%

EOP Operating,

    Sr. Notes, 7%, 2011                                                                 5,900,000                       6,067,312

Liberty Property,

    Sr. Notes, 7.25%, 2011                                                              5,750,000                       5,928,566

                                                                                                                       11,995,878

U.S. GOVERNMENT AGENCIES--8.8%

Federal Home Loan Bank,

    Notes, 4.75%, 6/28/2004                                                            22,750,000                      22,977,500

Federal Home Loan Mortgage Corp.:

    Notes, 5.25%, 1/15/2006                                                            10,750,000                      10,907,918

    Notes, 5.75%, 4/15/2008                                                             6,250,000                       6,426,850

    Notes, 6%, 6/15/2011                                                               13,250,000                      13,647,076

Federal National Mortgage Association,

    Bonds, 7.25%, 5/15/2030                                                             4,630,000                       5,330,797

                                                                                                                       59,290,141

U.S. GOVERNMENT AGENCIES/
    MORTGAGE-BACKED--26.1%

Federal Home Loan Mortgage Corp:

            5.5%, 9/1/2006                                                             10,640,127                      10,796,325

            5.753%, 7/1/2031                                                            6,750,000 (f)                   6,777,405

            6.5%, 3/1/2031                                                             23,152,357                      23,312,671

            7%, 10/1/2030                                                               8,776,299                       8,995,707

            8.5%, 6/1/2018                                                             12,410,438                      13,158,912

Federal National
    Mortgage Association:

        6%, 6/1/2016-3/1/2031                                                          36,262,810                      36,068,325

        6.5%, 8/1/2029-12/1/2029                                                       11,286,848                      11,389,108

        7%, 6/1/2009                                                                    3,830,578                       3,977,788

        8%, 5/1/2008-2/1/2013                                                           5,666,345                       5,908,955

Government National
    Mortgage Association I:

        6%, 10/15/2008-5/15/2009                                                        4,536,998                       4,663,042

        6.5%, 2/15/2024-5/15/2028                                                      22,775,069                      23,082,582

        7%, 5/15/2023-11/15/2023                                                        6,869,804                       7,105,919

        7.5%, 3/15/2027                                                                 6,704,832                       6,973,023

        8%, 2/15/2008                                                                   2,347,071                       2,473,955

        9%, 12/15/2009                                                                  5,936,407                       6,337,115

U.S. GOVERNMENT AGENCIES/
    MORTGAGE-BACKED (CONTINUED)

Government National
    Mortgage Association II,

    6.5%, 4/20/2031                                                                     5,836,999                       5,877,099

                                                                                                                      176,897,931

U.S. GOVERNMENT SECURITIES--24.5%

U.S. Treasury Bonds:

    6.25%, 5/15/2030                                                                   42,000,000                      46,990,440

    7.25%, 5/15/2016                                                                    2,750,000                       3,280,008

U.S. Treasury Notes:

    4.625%, 5/15/2006                                                                   5,750,000                       5,811,295

    5%, 2/15/2011                                                                       4,100,000                       4,128,167

    5%, 8/15/2011                                                                      15,260,000                      15,466,163

    5.75%, 8/15/2003                                                                   49,500,000                      51,472,080

    5.875%, 11/15/2004                                                                 30,200,000                      31,798,486

    6.5%, 10/15/2006                                                                    6,000,000                       6,550,740

                                                                                                                      165,497,379

UTILITIES--2.0%

Coastal,

    Notes, 7.75%, 2010                                                                  2,850,000                       2,996,100

DTE Energy,

    Sr. Notes, 6.45%, 2006                                                              4,100,000                       4,240,491

Dominion Resources,

    Sr. Notes, Ser. C, 7.6%, 2003                                                       5,750,000                       6,054,301

                                                                                                                       13,290,892

TOTAL BONDS AND NOTES

    (cost $638,447,091)                                                                                               655,467,070
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Principal
SHORT-TERM INVESTMENTS--2.6%                                                            Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

JP Morgan Chase Securities, 3.6%

  dated 8/31/2001, due 9/4/2001
  in the amount of $17,345,936
  (fully collateralized by $12,350,000
  U.S. Treasury Bonds, 9.125%,

  5/15/2018, value $18,025,169)

    (cost $17,339,000)                                                                 17,339,000                      17,339,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $655,786,091)                                                       99.5%                     672,806,070

CASH AND RECEIVABLES (NET)                                                                    .5%                       3,816,900

NET ASSETS                                                                                 100.0%                     676,622,970

(A)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDERS OPTION; THE STATED MATURITY IS 5/1/2025.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  NOTIONAL FACE AMOUNT SHOWN.

(D)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT AUGUST 31,
     2001, THESE SECURITIES AMOUNTED TO $11,583,018 OR 1.7% OF NET ASSETS.

(E)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDERS OPTION; THE STATED
     MATURITY IS 8/1/2026.

(F)  ADUSTABLE RATE MORTGAGE--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds



STATEMENT OF INVESTMENTS

August 31, 2001

MPAM INTERMEDIATE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Principal
BONDS AND NOTES--98.3%                                                                 Amount ($)                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED CTFS./FINANCE--3.3%

CitiBank Credit Card Master Trust I,

    Ser. 1999-1, Cl. A, 5.5%, 2006                                                      5,000,000                       5,128,800

Discover Card Master Trust,

    Ser. 1998-7, Cl. A, 5.6%, 2006                                                      8,000,000                       8,211,280

                                                                                                                       13,340,080

ASSET-BACKED CTFS./HOME EQUITY LOANS--1.0%

EQCC, Home Equity Loan Trust,

    Ser. 1996-4, Cl. A7, 7.14%, 2023                                                    4,000,000                       4,173,080

BANKING/FINANCE--17.3%

BSCH Issuances,

    Sub. Notes, 7.625%, 2010                                                            3,250,000                       3,473,242

Bank of America,

    Notes, 6.625%, 2004                                                                 3,750,000                       3,944,902

Bank One,

    Notes, 7.625%, 2005                                                                 1,750,000                       1,889,552

Bear Stearns,

    Sr. Notes, 7.625%, 2005                                                             1,100,000                       1,175,256

CIT Group Holdings,

    Notes, 7.5%, 2003                                                                   1,550,000                       1,644,663

Citigroup:

    Notes, 5.5%, 2006                                                                   4,025,000                       4,058,951

    Sr. Notes, 6.75%, 2005                                                              6,300,000                       6,670,327

Countrywide Home Loans,

    Notes, 5.5%, 2006                                                                   3,020,000                       3,022,990

Fleet Financial Group,

    Notes, 6.375%, 2008                                                                 3,525,000                       3,585,693

Ford Motor Credit:

    Notes, 7.5%, 2005                                                                   3,725,000                       3,948,329

    Notes, 6.875%, 2006                                                                 3,525,000                       3,646,528

General Electric Capital,

    Medium-Term Notes,
    Ser. A, 5.375%, 2004                                                                4,525,000                       4,630,365

Household Finance,

    Notes, 6.75%, 2011                                                                  3,525,000                       3,635,230

J.P. Morgan Chase & Co.,

    Sub. Notes, 6.75%, 2011                                                             1,750,000                       1,817,417

Lehman Brothers Holdings,

    Notes, 6.25%, 2006                                                                  2,265,000                       2,323,611

Midland Bank,

    Sub. Notes, 7.65%, 2007                                                             3,250,000 (a)                   3,594,006

Morgan Stanley Dean Witter,

    Sr. Notes, 5.625%, 2004                                                             1,650,000                       1,689,775

National Australia Bank,

    Floating Rate Notes, 6.4%, 2007                                                     3,525,000 (b)                   3,573,613

U.S. Bank, N.A.,

    Notes, 6.375%, 2011                                                                 3,500,000                       3,574,774

Wells Fargo:

    Notes, 6.625%, 2004                                                                 3,000,000                       3,168,750

    Sub. Notes, 6.375%, 2011                                                            3,500,000                       3,549,469

                                                                                                                       68,617,443

COLLATERALIZED MORTGAGE OBLIGATIONS--1.4%

Federal Home Loan Mortgage Corp.,

    Multiclass Mortgage Participation
        Ctfs., REMIC, Ser. 2134, Cl. PM,
            5.5%, 3/15/2014                                                             5,250,000                       5,115,548

Federal National Mortgage Association,

    Multiclass Mortgage Participation
        Ctfs., REMIC, Ser. 1992-93, Cl. K,
            8%, 1/25/2005                                                                 462,794                         461,846

                                                                                                                        5,577,394

COMMERCIAL MORTGAGE
    PASS-THROUGH CTFS.--4.0%

Countrywide Home Loans,

    Ser. 1998-9 Cl. 2A1, 6.5%, 2013                                                     5,289,970                       5,404,181

GS Mortgage Securities II,

    Ser. 1998-GLII, Cl. A-2,
    6.562%, 2031                                                                        4,250,000                       4,414,008

MBNA Master Credit Card Trust,

    Ser. 1998-J, Cl. A, 5.25%, 2006                                                     6,000,000                       6,131,974

                                                                                                                       15,950,163

FOREIGN/GOVERNMENTAL--2.9%

Canada Government,

    Bonds, 6.375%, 2004                                                                 1,500,000                       1,582,149

Inter-American Development Bank,

    Bonds, 7%, 2003                                                                     2,500,000                       2,630,502

International Bank for
    Reconstruction and Development,

    Notes, 7%, 2005                                                                     2,000,000                       2,151,122

Province of Ontario,

    Notes, 6%, 2006                                                                     1,500,000                       1,553,371

Republic of Italy ,

    Bonds, 5.25%, 2004                                                                  1,500,000                       1,532,196

United Mexican States,

    Bond, 9.875%, 2007                                                                  1,750,000                       1,942,500

                                                                                                                       11,391,840

INDUSTRIAL--7.9%

Alcoa,

    Notes, 6.5%, 2011                                                                   2,000,000                       2,074,746

Calpine,

    Sr. Notes, 8.5%, 2011                                                               4,525,000                       4,617,079

Federated Department Stores,

    Notes, 6.3%, 2009                                                                   3,500,000                       3,431,736

Phillips Petroleum,

    Notes, 8.75%, 2010                                                                  3,525,000                       4,123,467

Quest Diagnostics,

    Sr. Notes, 7.5%, 2011                                                               1,250,000                       1,302,249

Qwest Capital Funding,

    Notes, 7.25%, 2011                                                                  4,625,000 (c)                   4,693,589

Transocean Sedco Forex,

    Notes, 6.625%, 2011                                                                 3,525,000                       3,548,156




MPAM INTERMEDIATE BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         Principal
BONDS AND NOTES (CONTINUED)                                                             Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

Wal-Mart Stores,

    Sr. Notes, 6.55%, 2004                                                              1,100,000                       1,161,840

WMX Technologies,

    Sr. Notes, 7.1%, 2003                                                               6,500,000 (d)                   6,708,435

                                                                                                                       31,661,297

MEDIA/TELECOMMUNICATIONS--5.2%

AOL Time Warner,

    Notes, 6.75%, 2011                                                                  1,275,000                       1,308,253

Clear Channel Communications,

    Sr. Notes, 7.65%, 2010                                                              5,000,000                       5,332,465

Comcast Cable Communications,

    Sr. Notes, 6.875%, 2009                                                             3,525,000                       3,615,427

Cox Radio,

    Sr. Notes, 6.625%, 2006                                                             3,525,000                       3,596,716

News America Holdings,

    Gtd. Sr. Notes, 7.43%, 2006                                                         6,500,000 (e)                   6,872,580

                                                                                                                       20,725,441

REAL ESTATE INVESTMENT TRUSTS--1.9%

EOP Operating,

    Sr. Notes, 7%, 2011                                                                 3,750,000                       3,856,342

Liberty Property,

    Sr. Notes, 7.25%, 2011                                                              3,525,000                       3,634,469

                                                                                                                        7,490,811

U.S. GOVERNMENT AGENCIES--12.1%

Federal Home Loan Bank,

    Notes, 4.75%, 6/28/2004                                                            22,000,000                      22,220,000

Federal Home Loan Mortgage Corp.:

    Notes, 5.25%, 1/15/2006                                                            11,250,000                      11,415,263

    Notes, 5.75%, 4/15/2008                                                             3,750,000                       3,856,110

    Notes, 6%, 6/15/2011                                                                9,000,000                       9,269,712

Federal National Mortgage Association,

    Notes, 7.3%, 7/19/2005                                                              1,250,000                       1,291,303

                                                                                                                       48,052,388

U.S. GOVERNMENT SECURITIES--32.9%

U.S. Treasury Notes:

    4.625%, 5/15/2006                                                                  12,500,000                      12,633,250

    5%, 2/15/2011                                                                      15,750,000                      15,858,203

    5%, 8/15/2011                                                                       9,450,000                       9,577,670

    5.75%, 8/15/2003                                                                   32,950,000                      34,262,728

    5.75%, 11/15/2005                                                                   5,000,000                       5,268,750

    5.875%, 11/15/2004                                                                  4,705,000                       4,954,036

    6.25%, 8/31/2002                                                                   16,750,000                      17,231,563

    6.5%, 8/15/2005                                                                     5,000,000                       5,405,450

U.S. GOVERNMENT SECURITIES (CONTINUED)

    6.5%, 10/15/2006                                                                   15,230,000                      16,627,962

    6.75%, 5/15/2005                                                                    8,700,000                       9,442,197

                                                                                                                      131,261,809

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--5.2%

Federal Home Loan Mortgage Corp.:

    6%, 12/1/2004                                                                       6,308,925                       6,411,445

    6.5%, 3/1/2004                                                                      1,332,135                       1,360,017

Federal National Mortgage Association:

    5.5%, 6/1/2006                                                                      4,789,019                       4,848,883

    7%, 6/1/2009                                                                        2,604,689                       2,704,788

Government National Mortgage Association I:

    6.5%, 9/15/2013                                                                     3,610,015                       3,728,460

    8%, 2/15/2008                                                                       1,798,509                       1,895,737

                                                                                                                       20,949,330

UTILITIES--3.2%

AT&T,

    Notes, 5.625%, 2004                                                                 3,150,000                       3,193,064

DTE Energy,

    Sr. Notes, 6.45%, 2006                                                              2,520,000                       2,606,350

Dominion Resources,

    Sr. Notes, Ser. C, 7.6%, 2003                                                       3,525,000                       3,711,550

El Paso Energy,

    Sr. Notes, 6.75%, 2009                                                              1,600,000                       1,590,299

Verizon Global Funding,

    Notes, 7.25%, 2010                                                                  1,700,000 (c)                   1,821,446

                                                                                                                       12,922,709

TOTAL BONDS AND NOTES

    (cost $382,541,916)                                                                                               392,113,785
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Principal
SHORT-TERM INVESTMENTS--1.1%                                                            Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

Salomon Smith Barney, 3.58%

  dated 8/31/2001, due 9/4/2001 in the

  amount of $4,476,780 (fully collateralized

  by $4,615,000 U.S. Treasury Bills,

  12/27/2001, value $4,566,542)

    (cost $4,475,000)                                                                   4,475,000                       4,475,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
    (cost $387,016,916)                                                                     99.4%                     396,588,785

CASH AND RECEIVABLES (NET)                                                                    .6%                       2,518,025

NET ASSETS                                                                                 100.0%                     399,106,810

(A)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDERS OPTION; THE STATED
     MATURITY IS 5/1/2025.

(B)  VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT AUGUST 31,
     2001, THESE SECURITIES AMOUNTED TO $6,515,035 OR 1.6 % OF NET ASSETS.

(D)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDERS OPTION; THE STATED
     MATURITY IS 8/1/2026.

(E)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDERS OPTION; THE STATED
     MATURITY IS 10/1/2026.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds



STATEMENT OF INVESTMENTS

August 31, 2001

MPAM SHORT-TERM U.S. GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       Principal
BONDS AND NOTES--98.6%                                                                Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS--3.7%

Federal Home Loan Mortgage Corp.,

  Multiclass Mortgage
  Participation Ctfs., REMIC,

    Ser. 2106, Cl. BC, 5.5%, 6/15/2017                                                  1,886,219                       1,903,602

Federal National Mortgage Association,

    Multiclass Mortgage Participation Ctfs.,
    REMIC, Ser. 1994-38, Cl. PG,
    6.2%, 7/25/2021                                                                     1,370,778                       1,382,752

                                                                                                                        3,286,354

U.S. GOVERNMENTS--55.6%

U.S. Treasury Notes:

    5.75%, 8/15/2003                                                                    8,000,000                       8,318,720

    5.875%, 9/30/2002                                                                   7,000,000                       7,188,930

    5.875%, 2/15/2004                                                                   6,500,000                       6,811,740

    5.875%, 11/15/2004                                                                  5,500,000                       5,791,115

    6%, 8/15/2004                                                                       2,000,000                       2,111,080

    6.25%, 2/15/2003                                                                    8,050,000                       8,362,259

    6.375%, 6/30/2002                                                                   2,000,000                       2,049,840

    6.375%, 8/15/2002                                                                   8,500,000                       8,745,650

                                                                                                                       49,379,334

U.S. GOVERNMENT AGENCIES--35.8%

Federal Farm Credit Banks,

    Bonds, 4.375%, 5/1/2003                                                             2,750,000                       2,771,983

Federal Home Loan Banks:

    Notes, 4.75%, 6/28/2004                                                             4,500,000                       4,545,000

    Notes, 5.125%, 1/13/2003                                                            2,750,000                       2,801,563

    Notes, 5.125%, 9/15/2003                                                            3,000,000                       3,063,630

Federal Home Loan Mortgage Corp.:

    Notes, 5.25%, 1/15/2006                                                             1,500,000                       1,522,035

    Notes, 6.25%, 10/15/2002                                                            4,000,000                       4,118,408

    Notes, 6.25%, 7/15/2004                                                             2,500,000                       2,628,457

U.S. GOVERNMENT AGENCIES (CONTINUED)

Federal National Mortgage Association:

    Notes, 4%, 8/21/2003                                                                1,000,000 (a)                   1,001,250

    Notes, 5.25%, 1/15/2003                                                               250,000                         255,295

    Notes, 5.75%, 4/15/2003                                                             2,750,000                       2,834,288

    Notes, 6.25%, 11/15/2002                                                            3,500,000                       3,609,480

    Notes, 7.3%, 7/19/2005                                                              2,500,000                       2,582,605

                                                                                                                       31,733,994

U.S. GOVERNMENT AGENCIES/
    MORTGAGE-BACKED--3.5%

Federal Home Loan Mortgage Corp.:

    5.753%, 7/1/2031                                                                    1,000,000 (b)                   1,004,060

    6%, 12/1/2004                                                                       2,040,844                       2,074,008

                                                                                                                        3,078,068

TOTAL BONDS AND NOTES

    (cost $86,060,241)                                                                                                 87,477,750
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Principal
SHORT-TERM INVESTMENTS--.9%                                                             Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

Salomon Smith Barney, 3.58%

  Dated 8/31/2001, due 9/4/2001 in the

  amount of $837,333 (fully collateralized

  by $865,000 U.S. Treasury Bills,

  12/27/2001, value $855,918)

    (cost $837,000)                                                                       837,000                         837,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
    (cost $86,897,241)                                                                      99.5%                      88,314,750

CASH AND RECEIVABLES (NET)                                                                    .5%                         417,878

NET ASSSETS                                                                                100.0%                      88,732,628

(A)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(B)  ADJUSTABLE RATE MORTGAGE--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF INVESTMENTS (CONTINUED)

August 31, 2001

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                    Principal
  INVESTMENTS--98.0%                                                                   Amount ($)                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.6%

Alabama 5%, 6/1/2009                                                                    2,495,000                       2,681,227

ALASKA--.9%

Anchorage, Electric Utility Revenue

    8%, 12/1/2010 (Insured; MBIA)                                                       1,000,000                       1,298,970

Valdez Marine Terminal, Revenue

  (Sohio Pipeline--B P Oil)

    7.125%, 12/1/2025                                                                   3,000,000                       3,122,910

ARIZONA--3.0%

Arizona Transportation Board,
  Highway Revenue

    5.25%, 7/1/2015                                                                     3,500,000                       3,736,635

Maricopa County
    Unified School District:

        (Paradise Valley) 7%,
            7/1/2011 (Insured; MBIA)                                                    1,905,000                       2,354,351

        (Scottsdale School)
            6.60%, 7/1/2012                                                             1,250,000                       1,519,963

Phoenix Civic Improvement Corp.
    Water System Revenue

    5.25%, 7/1/2016 (Insured; FGIC)                                                     3,920,000                       4,250,966

Phoenix Industrial Development
    Authority, SFMR 6.60%, 12/1/2029
    (Collateralized; FNMA, GNMA)                                                        2,395,000                       2,557,165

CALIFORNIA--7.9%

California:

    5.75%, 3/1/2008                                                                       190,000                         205,173

    5.75%, 3/1/2008
        (Prerefunded 3/1/2005)                                                             45,000 (a)                      50,004

    4.75%, 6/1/2008                                                                     3,900,000                       4,177,290

    5.75%, 3/1/2009                                                                        80,000                          86,181

    5.75%, 3/1/2009
        (Prerefunded 3/1/2005)                                                             15,000 (a)                      16,668

California Department of Water
    Resources, Water Revenue

    (Central Valley) 5.50%, 12/1/2014                                                   4,000,000                       4,539,280

California Educational
    Facilities Authority:

        (Pepperdine University)
            5.75%, 9/15/2030                                                            3,000,000                       3,220,620

        (Stanford University)
            5%, 11/1/2011                                                               4,000,000                       4,399,680

California Statewide Community
    Development Authority

    MFHR:

        (Archstone/Seascape)
            5.25%, 6/1/2029                                                             4,000,000                       4,149,120

        (Equity Residential)
            5.20%, 12/1/2029                                                            2,000,000                       2,063,140

CALIFORNIA (CONTINUED)

Foothill/Eastern Transportation Corridor
  Agency, Toll Road Revenue:

        Zero Coupon, 1/15/2020                                                          1,505,000 (b)                   1,041,234

        Zero Coupon, 1/15/2026
            (Insured; MBIA)                                                             7,000,000 (b)                   4,806,480

Kern High School District

    6.40%, 2/1/2012 (Insured; MBIA)                                                     2,000,000                       2,414,400

Los Angeles Department of Water &
    Power, Power Systems Revenue
    5.25%, 7/1/2011 (Insured; MBIA)                                                     3,250,000                       3,626,415

Metropolitan Water District,
    Waterworks Revenue

    5.50%, 7/1/2013
    (Prerefunded 7/1/2002)                                                              2,750,000 (a)                   2,875,510

COLORADO--5.2%

Colorada Department of Transportation,

    Transportation Revenue
    5.50%, 6/15/2011 (Insured; MBIA)                                                    9,000,000                      10,087,920

Colorado Health Facilities Authority,
    Revenue (Vail Valley Medical Center)

    5.75%, 1/15/2022                                                                      500,000                         500,350

Colorada Housing Finance Authority

  (Single Family Program):

        4.25%, 10/1/2005                                                                  195,000                         196,345

        7.10%, 5/1/2015                                                                   295,000                         317,420

        6.05%, 10/1/2016                                                                  885,000                         970,040

        6.75%, 10/1/2021                                                                2,000,000                       2,290,380

        7.55%, 11/1/2027                                                                  440,000                         469,102

        6.80%, 11/1/2028                                                                  550,000                         592,938

Jefferson County School District

    6.50%, 12/15/2010
    (Insured; MBIA)                                                                     1,500,000                       1,798,125

Northwest Parkway Public
    Highway Authority:

        Zero Coupon, 6/15/2017
            (Insured; FSA)                                                              6,690,000 (b)                   4,217,844

        Zero Coupon, 6/15/2018
            (Insured; FSA)                                                              5,000,000 (b)                   3,122,250

DISTRICT OF COLUMBIA--.2%

District of Columbia Tobacco
  Settlement Financing Corp.

    6.50%, 5/15/2033                                                                    1,000,000                       1,128,650

FLORIDA--.8%

Hillsborough County Educational
    Facilities Authority (University of
    Tampa Project) 5.75%, 4/1/2008                                                      3,530,000                       3,794,821

                                                                                                                 The Funds


STATEMENT OF INVESTMENTS (CONTINUED)

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA--3.0%

Chatham County Hospital Authority

  (Memorial Health Medical Center)

    6.125%, 1/1/2024                                                                    1,480,000                       1,568,252

DeKalb County, Water & Sewer
    Revenue 6.25%, 10/1/2005                                                            1,000,000                       1,119,300

Georgia:

    6.10%, 3/1/2005                                                                     2,000,000                       2,199,300

    5.95%, 3/1/2008                                                                     3,650,000                       4,131,654

    5.75%, 9/1/2011                                                                     3,460,000                       3,978,135

Municipal Electric Authority
    (Project One) 6%, 1/1/2005
    (Insured; AMBAC)                                                                    1,295,000                       1,410,216

IDAHO--.4%

Canyon County (School District
    No. 131 Nampa) 4.75%,
    7/30/2010 (Insured; FGIC)                                                           1,720,000                       1,825,832

ILLINOIS--8.9%

Chicago, SFMR

    4.70% 10/1/2017
    (Collateralized; FNMA, GNMA)                                                        1,300,000                       1,319,409

Chicago Metropolitan Water
    Reclamation District

    7.25% 12/1/2012                                                                     7,500,000                       9,510,300

Chicago O'Hare International Airport

  Passenger Facility Charge Revenue:

        6%, 1/1/2005
            (Insured; AMBAC)                                                            2,165,000                       2,351,904

        5.625%, 1/1/2015
            (Insured; AMBAC)                                                            2,000,000                       2,123,380

Illinois:

    5.50%, 8/1/2003                                                                     2,100,000                       2,208,864

    6.10%, 10/1/2003                                                                    2,270,000                       2,395,440

    5.70%, 8/1/2008                                                                     2,000,000                       2,138,880

    5.375%, 5/1/2014 (Insured; FSA)                                                    10,000,000                      10,797,100

Illinois Health Facilities
    Authority, Revenue
    (Community Provider Pooled Program):

        7.90%, 8/15/2003 (Insured; MBIA)                                                   39,000                          42,116

        7.90%, 8/15/2003 (Insured; MBIA)                                                  437,000                         438,853

Lake County Community
    Unitary School District

    (Waukegan) 5.625%, 12/1/2011
    (Insured; FSA)                                                                      3,150,000                       3,477,348

Regional Transportation Authority:

    7.75%, 6/1/2009 (Insured; FGIC)                                                     1,000,000                       1,252,090

    7.75%, 6/1/2010 (Insured; FGIC)                                                     1,620,000                       2,061,207

    7.75%, 6/1/2012 (Insured; FGIC)                                                     1,500,000                       1,949,130

INDIANA--.5%

Purdue University, University
    Student Fee Revenue 6.75%,
    7/1/2009 (Prerefunded 1/1/2005)                                                     2,200,000 (a)                   2,510,750

KANSAS--.1%

Kansas Department of Transportation,
  Highway Revenue

    5.25%, 9/1/2019                                                                       615,000                         640,043

KENTUCKY--.5%

Kentucky Property & Buildings
  Commission, Revenue

    6%, 2/1/2014                                                                        2,000,000                       2,302,680

Kentucky Turnpike Authority, EDR

    (Revitalizations Projects)
    5.50%, 7/1/2011                                                                       225,000                         238,795

MAINE--.4%

Maine Municipal Bond Bank

    5.875%, 11/1/2003 (Insured; FSA)                                                    1,660,000                       1,870,239

MASSACHUSETTS--2.2%

Massachusetts Commonwealth
    4.75%, 12/1/2010                                                                    3,000,000                       3,185,490

Massachusetts Port Authority, Revenue

    5.75%, 7/1/2012                                                                     1,000,000                       1,143,580

Massachusetts Housing
    Finance Agency, SFHR

    5.75%, 12/1/2029 (Insured; MBIA)                                                      530,000                         537,393

Massachusetts Turnpike Authority,

  Western Turnpike Revenue

    5.55%, 1/1/2017 (Insured; MBIA)                                                     5,550,000                       5,751,188

MICHIGAN--.6%

Michigan Hospital Finance Authority,
    Revenue (Genesys Regional Medical
    Hospital) 5.50%, 10/1/2008                                                          1,505,000                       1,671,905

Michigan Building Authority, Revenue

    (State Police Communications)
     5.50%, 10/1/2011                                                                   1,095,000                       1,224,845

MINNESOTA--1.0%

Minneapolis (Special School
    District No. 1) 5%, 2/1/2014                                                        2,350,000                       2,448,136

Minnesota 5.40%, 8/1/2008                                                               2,000,000                       2,126,220

Minnesota Housing Finance Agency,
    SFMR 5.70%, 7/1/2022                                                                  395,000                         397,560

MISSISSIPPI--.1%

Mississippi University Educational
  Building Corp., Revenue

    5.25%, 8/1/2016 (Insured; MBIA)                                                       400,000                         432,100



MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MISSOURI--3.8%

Missouri Environmental Improvement
  & Energy Resource Authority,
  Water Pollution Control Revenue

  (Revolving Fund Program)

    5.50%, 7/1/2014                                                                     1,250,000                       1,399,962

Missouri Highways &
    Transport Commission

        Road Revenue:

            5.50%, 2/1/2010                                                             2,000,000                       2,232,980

            5.50%, 2/1/2011                                                             2,000,000                       2,244,240

Saint Louis, Airport Revenue

  (Airport Development Program):

        5.50%, 7/1/2010
            (Insured; MBIA)                                                             3,000,000                       3,342,540

        5.50%, 7/1/2011
            (Insured; MBIA)                                                             7,715,000                       8,300,954

NEVADA--.9%

Humboldt County, PCR (Sierra Pacific)

    6.55%, 10/1/2013
    (Insured; AMBAC)                                                                    2,000,000                       2,095,120

Washoe County
    (Reno-Sparks Convention)

    6.375%, 7/1/2023
    (Insured; FSA)                                                                      2,000,000                       2,348,380

NEW JERSEY--5.0%

Gloucester County Improvement
  Authority, Solid Waste Resource
  Recovery Revenue

    6.85%, 12/1/2029                                                                    4,000,000                       4,546,960

New Jersey Economic Development
    Authority, School Facilities Revenue
    (Construction 2001) 5.50%,
    6/15/2012 (Insured; AMBAC)                                                          1,800,000                       2,020,320

New Jersey Highway Authority,
    General Revenue

        (Garden State Parkway):

            5%, 1/1/2010 (Insured; FGIC)                                                1,110,000                       1,197,335
            5%, 1/1/2011 (Insured; FGIC)                                                1,200,000                       1,347,444

New Jersey Transit Corp., COP:

    5.50%, 9/15/2009
        (Insured; AMBAC)                                                                8,000,000                       8,908,000

    6%, 9/15/2015
        (Insured; AMBAC)                                                                2,000,000                       2,270,820

New Jersey Turnpike Authority,
    Revenue 5.90%, 1/1/2003
    (Insured; MBIA)                                                                     3,590,000                       3,699,567

NEW MEXICO--.9%

New Mexico:

  Commission Tax Revenue

        6%, 6/15/2015                                                                   2,000,000                       2,256,660

    Severance Tax

        5%, 7/1/2003                                                                    2,000,000                       2,082,220

NEW YORK--15.3%

Greece Central School District:

    6%, 6/15/2011                                                                         950,000                       1,113,096

    6%, 6/15/2012                                                                         950,000                       1,116,468

    6%, 6/15/2013                                                                         950,000                       1,119,775

    6%, 6/15/2014                                                                         950,000                       1,121,418

    6%, 6/15/2015                                                                         950,000                       1,122,606

Metropolitan Transportation Authority:

  Commuter Facilities Revenue

        5.50%, 7/1/2011                                                                 1,000,000                       1,104,370

    Transit Facilities Revenue

        6.30%, 7/1/2007 (Insured; MBIA)                                                 5,000,000                       5,801,550

New York City:

    5.90%, 8/15/2003                                                                    1,765,000                       1,873,900

    5.40%, 8/1/2004                                                                     1,300,000                       1,390,792

    6.25%, 2/15/2007                                                                      720,000                         806,659

    6.25%, 2/15/2007
        (Prerefunded 2/15/2005)                                                           530,000 (a)                     582,014

    6%, 8/1/2007 (Insured; FGIC)                                                        1,500,000                       1,710,405

    6%, 8/1/2008                                                                        5,545,000                       6,070,888

    6%, 4/15/2009                                                                       4,000,000                       4,472,800

    5.50%, 8/1/2010                                                                     6,350,000                       7,080,948

    5.60%, 8/15/2010                                                                    5,000,000                       5,222,700

    5.25%, 3/15/2014                                                                    5,000,000                       5,357,400

New York City Transitional
    Finance Authority, Revenues

    6.125%, 11/15/2015                                                                  2,000,000                       2,305,840

New York State Dorm Authority,
    Revenue, (Lenox Hill Hospital
    Obligation Group)

    5.375%, 7/1/2020                                                                    2,000,000                       2,071,320

New York State Mortgage Agency,
    Homeowner Mortgage Revenue
    5.50%, 10/1/2017                                                                    5,705,000                       6,004,113

New York State Thruway Authority

  (Highway & Bridge Trust Fund):

        5.50%, 4/1/2013 (Insured; FGIC)                                                 1,000,000                       1,120,570

        6%, 4/1/2014 (Insured; FSA)                                                     2,000,000                       2,295,280

    Service Contract Revenue
        (Local Highway & Bridge)

        6%, 4/1/2005                                                                    7,000,000                       7,696,990

                                                                                                                 The Funds



STATEMENT OF INVESTMENTS (CONTINUED)

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Urban Development
  Corp. Correctional Capital Facilities:

        6.25%, 4/1/2006                                                                 1,250,000                       1,411,575

        6%, 1/1/2010                                                                    3,000,000                       3,244,260

NORTH CAROLINA--2.3%

Charlotte-Mecklenberg
  Hospital Authority,

  Health Care System Revenue

    5.60%, 1/15/2011                                                                    1,000,000                       1,071,390

Mecklenburg County, Public
    Improvement Revenue

    4.75%, 4/1/2008                                                                     2,600,000                       2,765,178

Piedmont Triad Airport Authority,
    Airport Revenue

    5.25%, 7/1/2013 (Insured; FSA)                                                      2,470,000                       2,676,937

Raleigh Durhan Airport
    Authority, Revenue

    5.25%, 11/1/2013 (Insured; FGIC)                                                    4,090,000                       4,435,769

OHIO--3.9%

Butler County Transportation
  Improvement District

    6%, 4/1/2011 (Insured; FSA)                                                         1,000,000                       1,132,930

Clermont County, Hospital Facilities
    Revenue (Mercy Health) 5.25%,
    9/1/2003 (Insured; AMBAC)                                                           1,000,000                       1,048,630

Columbus :

    6%, 6/15/2008                                                                       3,000,000                       3,413,580

    5.50%, 9/15/2008                                                                    1,000,000                       1,066,250

Northeast Regional Sewer District,

  Wastewater Improvement Revenue

    6.25%, 11/15/2004
    (Insured; AMBAC)                                                                    1,500,000                       1,650,990

Ohio Infrastructure Improvements

    5.625%, 2/1/2009                                                                    1,000,000                       1,114,560

Ohio Air Quality Development Authority,
    PCR (The Cleveland Electric
    Illuminating Co.) 6%, 8/1/2020                                                      1,500,000                       1,538,820

Ohio Building Authoriity
    (Juvenile Correctional Facilities)

    5.50%, 4/1/2014                                                                     3,295,000                       3,612,243

Ohio Turnpike Commission,
    Turnpike Revenue

    5.50%, 2/15/2013 (Insured; FSA)                                                     2,000,000                       2,231,580

OHIO (CONTINUED)

University of Cincinnati, COP

    (Edwards Center)
    5.25%, 12/1/2003                                                                    1,535,000                       1,619,993

OKLAHOMA--1.8%

Oklahoma Capital Improvement
  Authority, State Highway Capital
  Improvement Revenue:

        5%, 6/1/2006 (Insured; MBIA)                                                    1,200,000                       1,288,680

        5%, 6/1/2010 (Insured; MBIA)                                                    6,310,000                       6,822,435

Oklahoma Housing Finance
    Agency, SFMR

    6.80%, 9/1/2016                                                                       395,000                         427,133

OREGON--1.6%

Jackson County School District:

    (Central Point) 5.75%,
        6/15/2016 (Insured; FGIC)                                                       2,265,000                       2,488,329

    (Eagle Point) 5.625%, 6/15/2014                                                     1,500,000                       1,659,225

Portland Urban Renewal &
    Redevelopment (Convention Center)

    5.75%, 6/15/2018
    (Insured; AMBAC)                                                                    1,150,000                       1,260,653

Washington County 5%, 6/1/2018                                                          2,335,000                       2,390,036

PENNSYLVANIA--3.5%

Allegheny County, Airport Revenue

    (Greater Pittsburgh International
    Airport) 6.625%, 1/1/2022                                                           2,500,000                       2,580,725

Hazleton Area School District

    5.75%, 3/1/2013 (Insured; FGIC,
    Prerefunded 3/1/2003)                                                               2,000,000 (a)                   2,111,480

Montgomery County Industrial
    Development Authority, PCR

    (Peco Energy Co. Project)

    5.30%, 10/1/2034                                                                    1,500,000                       1,562,355

Philadelphia 5.50%, 9/15/2009
    (Insured; FSA)                                                                      2,820,000                       3,133,894

Scranton-Lackawanna Health &
    Welfare Authority Catholic Healthcare
    Revenue (Mercy Health)

    5.10%, 1/1/2007 (Insured; MBIA)                                                       100,000                         107,090

State Public School Building Authority,
    College Revenue (Harrisburg
    Community College) 6.25%,
    4/1/2008 (Insured; MBIA)                                                              795,000                         910,362




MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Swarthmore Boro Authority,
  College Revenue:

        4.40%, 9/15/2011                                                                3,115,000                       3,202,843

        5%, 9/15/2031                                                                   3,000,000                       2,992,980

SOUTH CAROLINA--4.6%

South Carolina, State Capital
    Improvement 5.50%, 10/1/2010                                                        5,155,000                       5,761,589

South Carolina Jobs-Economic
    Development Authority, Hospital
    Facilities Revenue (Georgetown
    Memorial Hospital)
    5.25%, 2/1/2021                                                                     2,250,000                       2,261,115

South Carolina School Facilities

    5%, 1/1/2010                                                                        2,485,000                       2,678,681

Tobacco Settlement Revenue
    Management Authority,
    Settlement Revenue:

        6.375%, 5/15/2028                                                               8,000,000                       8,603,520

        6.375%, 5/15/2030                                                               2,500,000                       2,761,425

TEXAS--7.5%

Arlington, Permanent Improvement

    6.10%, 8/12/2002                                                                    2,000,000                       2,068,600

Austin Independent School District

    5.70%, 8/1/2011                                                                     1,530,000                       1,635,494

Brazo River Authority
    (Reliant Energy, Inc. Project)

    5.20%, 12/1/2018                                                                    5,000,000                       5,108,950

El Paso County Hospital District

    5.25%, 8/15/2012 (Insured; MBIA)                                                    1,920,000                       2,038,694

Harris County, Toll Road Revenue

    6%, 8/1/2009 (Insured; FGIC)                                                        4,150,000                       4,730,958

Houston, Water & Sewer
    System Revenue

    5.60%, 12/1/2002
    (Insured; MBIA)                                                                     1,400,000                       1,451,912

Laredo Independent School District

    6%, 8/1/2014                                                                        2,000,000                       2,233,840

Lower Colorado River Authority,
    Revenue 6%, 5/15/2013
    (Insured; FSA)                                                                      2,000,000                       2,255,620

Mission Consolidated Independent
    School District 5.875%, 2/15/2009                                                   1,690,000                       1,871,219

TEXAS (CONTINUED)

North Forest Independent
  School District:

        5.25%, 8/15/2005                                                                  135,000                         145,646

        5.25%, 8/15/2005                                                                  865,000                         930,550

Texas 5.25%, 10/1/2013                                                                  1,500,000                       1,578,975

Texas A & M University

    (University Fund) 5.60%, 7/1/2005                                                   2,500,000                       2,721,775

    Financing Systems Revenue
        5.375%, 5/15/2013                                                               1,005,000                       1,050,727

Texas Public Finance Authority:

    6.50%, 10/1/2002                                                                    1,600,000                       1,668,288

    5.50%, 10/1/2007                                                                    2,750,000                       3,037,045

Texas University System,
    Tuition Revenue

    6.50%, 10/1/2002                                                                    1,000,000                       1,091,720

UTAH--3.0%

Intermountain Power Agency,
  Power Supply Revenue:

        6.25%, 7/1/2009 (Insured; FSA)                                                  2,000,000                       2,305,020

        6%, 7/1/2008 (Insured; MBIA)                                                    4,200,000                       4,744,488

Salt Lake City, HR

    (IHC Hospitals, Inc.) 6.25%,
    2/15/2023 (Insured; MBIA)                                                           2,000,000                       2,088,980

Timpanogos Special Service
    District, Sewer Revenue

    6.10%, 6/1/2019 (Prerefunded
    6/1/2006, Insured; AMBAC)                                                           4,625,000 (a)                   5,230,459

VERMONT--1.1%

Burlington, Electric Revenue:

    6.25%, 7/1/2011 (Insured; MBIA)                                                     2,000,000                       2,354,740

    6.25%, 7/1/2012 (Insured; MBIA)                                                     2,500,000                       2,955,375

VIRGINIA--.9%

Fairfax County, Public Improvement

    5%, 6/1/2007                                                                        4,000,000                       4,326,080

WASHINGTON--1.8%

Washington, Public Power Supply
  Systems Revenue
  (Nuclear Project Number 1)

    6%, 7/1/2005 (Insured; AMBAC)                                                       3,000,000                       3,295,500

Energy Northwest , Electric Revenue

    (Columbia Generating)
    5.375%, 7/1/2014 (Insured; FSA)                                                     5,000,000                       5,400,500

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA--.4%

Cabell County, Board of Education

    5.50%, 5/1/2005                                                                     1,750,000                       1,876,543

U. S. RELATED--3.4%

Puerto Rico Commonwealth

    6.25%, 7/1/2013 (Insured; MBIA)                                                     1,380,000                       1,662,376

Puerto Rico Commonwealth Highway
    & Transportation Authority,
    Transportation Revenue 5.875%,
    7/1/2035 (Insured; MBIA)                                                            4,000,000                       4,503,440

Puerto Rico Electric Power Authority,
    Power Revenue 5.25%,
    7/1/2029 (Insured; FSA)                                                             4,000,000                       4,150,640

University of Puerto Rico, University
    Revenues 5.375%, 6/1/2030
    (Insured; MBIA)                                                                     6,000,000                       6,156,060

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

    (cost $442,407,501)                                                                                               468,024,054
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Principal
SHORT-TERM INVESTMENTS--1.5%                                                            Amount ($)                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--.2%

Florida Housing Finance Agency, VRDN

    (Multifamily Mortgage) 2.05%
    (LOC; Credit Swiss)                                                                 1,000,000 (c)                   1,000,000

GEORGIA--.8%

Fulton County Housing Authority,
    MFMR, VRDN (Champions Green
    Apartments) 2%
    (LOC; Southwest Trust)                                                              3,900,000 (c)                   3,900,000

ILLINOIS--.2%

Illinois Development Finance Authority,
    Revenue. VRDN (Uhlich Childrens
    Home) 2.05% (LOC; American
    National Bank & Trust Co.
    of Chicago)                                                                         1,150,000 (c)                   1,150,000

INDIANA--.1%

Indiana Hospital Equipment
    Financing Authority, VRDN
    2.10% (Insured; MBIA)                                                                 600,000 (c)                     600,000

MASSACHUSETTS--.1%

Massachusetts Industrial Finance
    Agency, Revenue, VRDN (Showa
    Womens Institute, Inc.) 2.50%
    (LOC: The Bank of New York,
    The Fuji Bank, Trust Company Bank)                                                    300,000 (c)                     300,000

TENNESSEE--.1%

Sullivan County Industrial Development
  Board, PCR, VRDN (Mead Corp.)

    2.45% (LOC; Ubs Ag)                                                                   200,000 (c)                     200,000

TOTAL SHORT-TERM
    MUNICIPAL INVESTMENTS

    (cost $7,150,000)                                                                                                   7,150,000


TOTAL INVESTMENTS
    (cost $449,557,501)                                                                     99.5%                     475,174,054

CASH AND RECEIVABLES (NET)                                                                    .5%                       2,421,845

NET ASSETS                                                                                 100.0%                     477,595,899




STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC        American Municipal Bond Assurance Corporation

COP          Certificate of Participation

EDR          Economic Development Revenue

FGIC         Financial Guaranty Insurance Company

FNMA         Federal National Mortgage Association

FSA          Financial Security Assurance

GNMA         Government National Mortgage Association

HR           Hospital Revenue

LOC          Letter of Credit

MBIA         Municipal Bond Investors Assurance

             Insurance Corporation

MFHR         Multi-Family Housing Revenue

MFMR         Multi-Family Mortgage Revenue

PCR          Pollution Control Revenue

SFHR         Single Family Housing Revenue

SFMR         Single Family Mortgage Revenue

VRDN         Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch           or             Moody's             or               Standard & Poor's                Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                            Aaa                                   AAA                                 61.1

AA                             Aa                                    AA                                  22.5

A                              A                                     A                                   11.6

BBB                            Baa                                   BBB                                  3.3

F-1+ & F-1                     MIG1, VMIG1, & P1                     SP1 & A1                             1.5

                                                                                                        100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(C)  SECURITIES PAYABLE ON DEMAND. THE INTEREST RATE, WHICH IS SUBJECT TO
     CHANGE, IS BASED UPON BANK PRIME RATES OR AN INDEX OF MARKET INTEREST
     RATES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


STATEMENT OF INVESTMENTS

August 31, 2001

MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                   Principal
  INVESTMENTS--99.1%                                                                  Amount ($)                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--1.1%

State of Alabama 5.25%, 6/1/2007                                                        1,205,000                       1,310,956

ALASKA--2.4%

Valdez, Marine Terminal Revenue
    (Sohio Pipeline--BP Oil)
    7.125%, 12/1/2025                                                                   2,745,000                       2,857,463

ARIZONA--1.9%

Maricopa County
  Community College District

    6.50%, 7/1/2004                                                                     1,420,000                       1,559,032

Tucson, Water Revenue
    5%, 7/1/2004 (Insured; FGIC)                                                          725,000                         766,405

CALIFORNIA--1.4%

California Statewide Communities
  Development Authority, SWDR
  (Waste Management Inc.

    Project) 4.95%, 4/1/2011                                                              500,000                         510,670

Foothill-Eastern Transportation
    Corridor Agency, Toll Road Revenue
    4.375%, 1/15/2004                                                                   1,140,000                       1,176,263

CONNECTICUT--2.4%

State of Connecticut, Airport Revenue

    7.65%, 10/1/2012                                                                    1,200,000                       1,357,824

Connecticut Development Authority,
    PCR (United Illuminating)
    4.35%, 6/1/2026                                                                     1,500,000                       1,524,180

FLORIDA--2.9%

Florida State Mid-Bay Bridge Authority,
    Revenue 7.50%, 10/1/2017                                                            1,000,000                       1,033,860

Gainsville , Utility System Revenue

    6.20%, 10/1/2002                                                                    1,440,000                       1,466,093

Miami Beach Health Facilities
    Authority, HR (Mount Sinai Medical
    Center) 5.50%, 11/15/2035                                                           1,000,000                       1,010,860

GEORGIA--3.6%

De Kalb County Development Authority,
  Revenue (Emory University Project)

    5.375%, 11/1/2005                                                                   3,000,000                       3,264,120

State of Georgia 6%, 3/1/2004                                                           1,000,000                       1,075,120

KANSAS--1.4%

Crawford County Unified School
    District  No. 250 6%, 9/1/2004
    (Insured; FSA)                                                                        565,000                         615,234

KANSAS (CONTINUED)

Kansas Development Finance Authority,
    Revenue (Water Pollution Control
    Revolving Fund) 4.50%, 11/1/2008                                                    1,025,000                       1,071,894

KENTUCKY--1.8%

Kansas Department of Transportation,
  Highway Revenue

    5.375%, 3/1/2007                                                                    1,000,000                       1,095,430

Kenton County Airport Board,
    Airport Revenue,

    Special Facilities (Delta Airlines)

    6.75%, 2/1/2002                                                                     1,000,000                       1,005,420

MASSACHUSETTS--1.9%

Massachusetts Health and Educational
    Facilities Authority, Revenue
    (Harvard University)
    5.50%, 1/15/2004                                                                    2,110,000                       2,237,549

MICHIGAN--.9%

Michigan Building Authority,
  Revenue, Facilities

    Program 5.625%, 10/1/2008                                                           1,000,000                       1,072,370

MINNESOTA--1.8%

Hennepin County, Solid Waste

    5.50%, 10/1/2005                                                                    2,000,000                       2,094,220

MISSISSIPPI--2.7%

Mississippi Highway Revenue,
  Four Lane Highway

    Program 5.25%, 6/1/2006                                                             3,000,000                       3,253,020

MISSOURI--3.1%

Missouri Board of Public Buildings,
    State Office Building Special
     Obligation 5.50%, 5/1/2005                                                         3,365,000                       3,642,108

NEW JERSEY--10.4%

New Jersey Transit Corp.:

  Capital Grant Anticipation Notes

        5.50%, 2/1/2005
        (Insured; AMBAC)                                                                5,000,000                       5,388,600

    COP, Federal Transit Administration
        Grants 5.25%, 9/15/2004
        (Insured; AMBAC)                                                                5,000,000                       5,335,600

University of Medicine and
    Dentistry, COP 6.75%,
    12/1/2009 (Insured; MBIA)                                                           1,660,000                       1,676,550



MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--4.0%

City of New York 5.60%, 8/15/2010                                                       3,000,000                       3,133,620

New York City Municipal Assistance
    Corp. 5.50%, 7/1/2004                                                               1,000,000                       1,073,720

New York State Dormitory Authority,
    Revenue (City University System)
    5.50%, 7/1/2004                                                                       500,000                         528,695

NORTH CAROLINA--1.3%

North Carolina Housing Finance
    Agency, Student Housing
    (Appalachian Student Housing
    Corp.) 5.50%, 7/1/2031 (LOC;
    First Union National Bank)                                                          1,500,000                       1,558,470

OHIO--5.9%

Ohio Higher Education
  Capital Facilities:

        5.25%, 5/1/2005                                                                 2,500,000                       2,684,375

        5.25%, 5/1/2006                                                                 1,000,000                       1,082,980

Ohio Building Authority, State
    Facilities, Adult Correctional
    5.75%, 4/1/2005                                                                     2,250,000                       2,444,715

University of Cincinnati,
    General Receipts

    5.50%, 6/1/2005 (Insured; FGIC)                                                       800,000                         865,816

OKLAHOMA--1.5%

Oklahoma Capital Improvement
  Authority, State Highway Capital
  Improvement Revenue

    5%, 6/1/2005 (Insured; MBIA)                                                        1,700,000                       1,813,747

PENNSYLVANIA--29.6%

Allegheny County Airport Authority,
  Airport Revenue

  (Pittsburgh International Airport)

    5.25%, 1/1/2003 (Insured; FGIC)                                                     2,435,000                       2,508,074

Allegheny County Hospital
    Development Authority,

    Revenue (UPMC Health Systems)

    5%, 8/1/2003 (Insured; MBIA)                                                        2,000,000                       2,082,840

Blair County 5.50%, 8/1/2003
    (Insured; FGIC)                                                                     1,035,000                       1,089,845

Blair County Hospital Authority,
    Revenue (Altoona Hospital)

    6.375%, 7/1/2014 (Insured; AMBAC)                                                     400,000                         420,576

PENNSYLVANIA (CONTINUED)

Corry Area School District

    5%, 12/1/2003                                                                       3,000,000                       3,128,460

Dauphin County General Authority,
    Revenue 4.60%, 6/1/2026
    (Insured; AMBAC)                                                                    1,500,000                       1,517,430

Delaware County Industrial
    Development Authority, PCR

    (Peco Energy Co.)
    5.20%, 4/1/2021                                                                     1,000,000                       1,025,230

Luzerne County Industrial
    Development Authority,
    Exempt  Facilities Revenue
    (Pennsylvania Gas and Water
    Co.) 7.20%, 10/1/2017                                                               2,000,000                       2,087,860

Northern Tioga School District

    5.05%, 7/15/2003                                                                    2,000,000                       2,012,680

State of Pennsylvania:

    5.30%, 5/1/2004                                                                     1,375,000                       1,459,219

    COP 5%, 7/1/2003
        (Insured; AMBAC)                                                                2,100,000                       2,182,488

Pennsylvania Higher Educational
    Facilities Authority, Revenue:

        Health Services
            (University of Pennsylvania)

                 5.125%, 1/1/2002                                                       2,230,000                       2,244,673

            (Thomas Jefferson University):

                 6.10%, 8/15/2002
                     (Insured; MBIA)                                                      600,000                         620,466

                 6.10%, 8/15/2002
                     (Insured; MBIA)

            (Prerefunded 8/15/2002)                                                     2,795,000 (a)                   2,888,716

Philadelphia, Gas Works Revenue

    5%, 8/1/2007 (Insured; FSA)                                                         1,555,000                       1,668,748

Pleasant Valley School District

    5.35%, 3/15/2002
    (Insured; AMBAC)                                                                      300,000                         300,705

Pottsville Hospital Authority,
    HR (Daughters of Charity)
    4.75%, 8/15/2003                                                                    1,425,000                       1,457,419

Spring-Ford Area School District

    6.50%, 2/1/2018
    (Prerefunded 2/1/2004)                                                              4,000,000 (b)                   4,427,400

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Washington County Industrial
  Development Authority,

    PCR (West Pennsylvania Power Co.,
    Mitchell Project) 4.95%,
    3/1/2003 (Insured; AMBAC)                                                           2,000,000                       2,051,980

TENNESSEE--2.7%

Metropolitan Government of
  Nashville and Davidson

    County, Tennessee Improvement
    5%, 10/15/2008                                                                      3,000,000                       3,239,190

TEXAS--5.2%

Dallas-Fort Worth International
    Airport Facility Improvement
    Corp., Revenue (American Airlines)
    5.95%, 5/1/2029                                                                     3,000,000                       3,091,140

Matagorda County Navigational
    District Number 1,

    Revenue (Reliant Energy Inc.)

    5.20%, 5/1/2029                                                                     1,000,000                       1,014,650

State of Texas 5.70%, 10/1/2003                                                         2,000,000                       2,121,760

UTAH--3.6%

Jordan School District
    (Local School  Board Program)
    5.25%, 6/15/2007                                                                    3,000,000                       3,267,060

State of Utah 5.50%, 7/1/2003                                                           1,000,000                       1,050,360

VIRGINIA--1.5%

Fairfax County 6%, 5/1/2006                                                             1,825,000                       1,851,828

WASHINGTON--3.8%

Washington Public Power Supply System,

  Revenue:

     (Nuclear Project No. 1)

            6%, 7/1/2005 (Insured; AMBAC)                                               2,000,000                       2,197,000

        (Nuclear Project No. 3)

            6%, 7/1/2007 (Insured; AMBAC)                                               2,050,000                       2,300,366

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

    (cost $114,328,264)                                                                                               117,895,142
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM                                                                              Principal
    MUNICIPAL INVESTMENTS--.8%                                                          Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--.5%

Massachusetts Industrial Financing
    Agency, Revenue VRDN (Showa
    Women's Institute Inc.) 2.50%                                                         600,000 (b)                     600,000

PENNSYLVANIA--.3%

Allegheny County Industrial
  Development Authority,

    Revenue, VRDN (Longwood
    at Oakmont Inc.) 2.45%                                                                400,000 (b)                     400,000

TOTAL SHORT-TERM
    MUNICIPAL INVESTMENTS

    (cost $1,000,000)                                                                                                   1,000,000


TOTAL INVESTMENTS (cost $115,328,264)                                                       99.9%                     118,895,142

CASH AND RECEIVABLES (NET)                                                                    .1%                         132,126

NET ASSETS                                                                                 100.0%                     119,027,268



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC        American Municipal Bond Assurance Corporation

COP          Certificate of Participation

FGIC         Financial Guaranty Insurance Company

FSA          Financial Security Assurance

HR           Hospital Revenue

LOC          Letter of Credit

MBIA         Municipal Bond Investors Assurance
               Insurance Corporation

PCR          Pollution Control Revenue

SWDR         Solid Waste Disposal Revenue

VRDN         Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch           or             Moody's             or               Standard & Poor's               Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                            Aaa                                   AAA                                 50.9

AA                             Aa                                    AA                                  25.7

A                              A                                     A                                   10.9

BBB                            Baa                                   BBB                                  7.4

F1                             MIG1                                  SP1                                  5.1

                                                                                                        100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds



STATEMENT OF INVESTMENTS

August 31, 2001

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS--98.5%                                                                   Amount ($)                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--.5%

Valdez, Marine Terminal Revenue
  (Sohio Pipeline BP Oil)

    7.125%, 12/1/2025                                                                   4,000,000                       4,163,880

ARIZONA--.4%

Greenlee County Industrial
  Development Authority, PCR

  (Phelps Dodge Corporation Project)

    5.45%, 6/1/2009                                                                     3,950,000                       3,991,751

CALIFORNIA--.8%

Foothill/Eastern Transportation Corridor
  Agency, Toll Road Revenue:

        Zero Coupon, 7/15/2009
            (Insured; MBIA)                                                             6,000,000 (a)                   4,105,560

        Zero Coupon, 7/15/2009
            (Insured; MBIA)                                                             2,000,000 (a)                   1,357,280

        5.75%, 1/15/2040                                                                2,000,000                       2,079,880

COLORADO--1.6%

Colorado Department of
    Transportation, Transportation
    Revenue Anticipation Notes
    5.50%, 6/15/2011
    (Insured; MBIA)                                                                    10,000,000                      11,208,800

Northwest Parkway Public Highway
    Authority, Senior Revenue

    Zero Coupon, 6/15/2011
    (Insured; AMBAC)                                                                    5,000,000 (a)                   3,120,550

CONNECTICUT--.0%

Connecticut Housing Finance Authority

  (Housing Mortgage Finance Program)

    7.30%, 11/15/2003                                                                      20,000                          20,066

FLORIDA--.8%

Florida Department of Environmental
  Protection, Revenue

    5.75%, 7/1/2010                                                                     2,405,000                       2,729,819

Hillsboroough County School Board,
    COP (Master Lease Program)

    5.50%, 7/1/2012 (Insured; MBIA)                                                     3,545,000                       3,950,761

IDAHO--.2%

Canyon County School District
  No. 131 4.75%,

    7/30/2011 (Insured; FGIC)                                                           1,800,000                       1,905,786

ILLINOIS--1.3%

Chicago 5.50%, 1/1/2016
    (Insured; FSA)                                                                      2,305,000                       2,542,530

Dupage Water Commission
    6.25%, 3/1/2007                                                                     1,000,000                       1,036,680

ILLINOIS (CONTINUED)

Illinois, 5.70%, 8/1/2008                                                               3,000,000                       3,208,320

Illinois Educational
  Facilities Authority

     (University of Chicago):

            5.25%, 7/1/2011                                                             1,960,000                       2,103,648

            5.25%, 7/1/2013                                                             2,170,000                       2,298,442

KENTUCKY--.9%

Kentucky Property and Buildings
  Commission, Revenue:

        5.50%, 9/1/2010                                                                 2,450,000                       2,726,458

        (Project Number 68):

            5.75%, 10/1/2009                                                            3,000,000                       3,382,620

            5.75%, 10/1/2010                                                            1,500,000                       1,698,840

MASSACHUSETTS--.6%

Massachusetts (Consolidated Loan)
    5.25%, 8/1/2017                                                                     2,500,000                       2,706,925

Massachusetts Turnpike Authority,
    Western Turnpike Revenue

    5.55%, 1/1/2017 (Insured; MBIA)                                                     2,425,000                       2,512,906

MICHIGAN--.7%

Detroit City School District:

    5.25%, 5/1/2015 (Insured; FGIC)                                                     2,610,000                       2,826,108

    5.25%, 5/1/2017 (Insured; FGIC)                                                     2,000,000                       2,147,360

Redford Union School
    District Number 001

    6.25%, 5/1/2008 (Insured; FGIC)                                                     1,045,000                       1,202,764

MISSOURI--.3%

Missouri Housing Development
    Commission, SFMR
    6.40%, 9/1/2029                                                                     2,225,000                       2,418,241

NEVADA--.3%

Washoe County (Reno-Sparks
    Convention) 6.375%,
    7/1/2023 (Insured; FSA)
    (Prerefunded 1/1/2010)                                                              2,000,000 (b)                   2,348,380

NEW JERSEY--2.6%

New Jersey 6%, 2/15/2011                                                                2,500,000                       2,900,000

New Jersey Economic Development
    Authority, EDR (American Airlines
    Inc. Project) 7.10%, 11/1/2031                                                      1,670,000                       1,709,395

New Jersey Highway Authority,
    General Revenue

    (Garden State Parkway) 5.50%,
    1/1/2014 (Insured; FGIC)                                                            2,500,000 (c)                   2,798,675


MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                    Principal
  INVESTMENTS (CONTINUED)                                                             Amount ($)                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Transportation
  Corporation, Federal Transportation
  Administration Grants COP:

        5.50%, 9/15/2009
            (Insured; AMBAC)                                                            6,000,000                       6,681,000

        5.50%, 9/15/2012
            (Insured; AMBAC)                                                            3,000,000                       3,368,430

        6%, 9/15/2015
            (Insured; AMBAC)                                                            2,000,000                       2,270,820

New Jersey Turnpike Authority,
    Turnpike Revenue 5.75%,
    1/1/2010 (Insured; MBIA)                                                            2,700,000                       3,055,401

NEW YORK--3.0%

New York City:

    5.25% 11/15/2007                                                                    2,095,000                       2,302,091

    5.75%, 8/1/2007                                                                     5,495,000                       6,158,192

New York State Dormitory Authority,
    Revenue:

        (Mental Health Services Facilities):

            6%, 8/15/2007                                                               2,485,000                       2,817,046

            6%, 8/15/2007
                 (Prerefunded 2/15/2007)                                                   15,000 (b)                      17,278

            5.75%, 8/15/2011                                                            2,500,000                       2,749,525

        (School Program)
            5.25%, 7/1/2011                                                             1,200,000                       1,305,792

New York State Mortgage Agency

  (Homeowner Mortgage)

    5.50%, 10/1/2017                                                                    7,255,000                       7,635,380

Triborough Bridge and Tunnel
    Authority General Purpose
    Revenue 6%, 1/1/2012                                                                3,000,000                       3,502,200

NORTH CAROLINA--.6%

Mecklenburg County
  (Public Improvement)

    4.75%, 4/1/2008                                                                     5,000,000                       5,317,650

OHIO--.4%

Ohio Higher Education, Capital
    Facilities 5.625%, 5/1/2014                                                         3,615,000                       3,981,633

OREGON--.9%

Washington County 5%, 6/1/2017                                                          3,050,000                       3,141,134

Washington County Clean Water
  Services, Sewer Revenue (Senior Lien)

    5%, 10/1/2013 (Insured; FGIC)                                                       1,045,000                       1,105,620

Washington County Unified Sewer
    Agency, Sewer Revenue

    5.75%, 10/1/2009 (Insured; FGIC)                                                    3,620,000                       4,089,731

PENNSYLVANIA--74.1%

Allegheny County:

    5.75%,12/1/2001                                                                       645,000                         650,289

    5.75%,12/1/2004                                                                       600,000                         653,130

    5.40%, 9/15/2005 (Insured; MBIA)
        (Prerefunded 09/15/2004)                                                        1,000,000 (b)                   1,072,960

    5.90%,5/1/2006 (Insured; AMBAC)                                                     1,250,000                       1,300,650

    5.50%, 9/15/2006 (Insured; MBIA)
        (Prerefunded 9/15/2004)                                                         2,000,000 (b)                   2,151,700

    5.80%, 9/15/2009 (Insured; MBIA)
        (Prerefunded 9/15/2004)                                                         2,310,000 (b)                   2,505,241

    6%, 5/1/2010 (Insured; AMBAC)                                                       2,000,000                       2,082,100

    5.875%, 9/15/2010 (Insured; MBIA)
        (Prerefunded 9/15/2004)                                                         2,000,000 (b)                   2,173,380

Allegheny County Hospital
    Development Authority,Revenue:

        (Pittsburgh Mercy Health System):

            5.50%, 8/15/2003
                 (Insured; AMBAC)                                                       1,810,000                       1,907,125

            5.50%, 8/15/2004
                 (Insured; AMBAC)                                                       1,910,000                       2,048,265

            5.60%, 8/15/2005
                 (Insured; AMBAC)                                                       2,020,000                       2,203,860

            5.60%, 8/15/2006
                  (Insured; AMBAC)                                                      2,135,000                       2,354,158

        (Presbyterian Health Center)
            6%, 11/1/2006                                                               2,000,000                       2,111,020

        (University of Pittburgh Medical Center):

            4.95%, 12/1/2007
                 (Insured; MBIA)                                                          690,000                         735,823

            5.15%, 12/1/2009
                 (Insured; MBIA)                                                          750,000                         795,577

        (UPMC Health) 5.25%, 7/1/2005                                                   3,170,000                       3,398,398

Allegheny County Port Authority,
    Special Transportation Revenue

        5.50%, 6/1/2008 (Insured; MBIA)                                                 4,000,000                       4,405,000

        5.375%, 3/1/2011 (Insured; FGIC)                                                2,500,000                       2,760,125

        5.50%, 3/1/2014 (Insured; FGIC)                                                 2,500,000                       2,751,725

        5.50%, 3/1/2016 (Insured; FGIC)                                                 1,360,000                       1,478,062

        6%, 3/1/2019 (Insured; MBIA)
            (Prerefunded 3/1/2009)                                                      5,000,000 (b)                   5,747,950

Allentown 5.55%, 7/15/2007                                                              1,000,000                       1,043,560

Armstrong County 5.40%,
    6/1/2031 (Insured; MBIA)                                                            5,000,000                       5,188,800

Bangor Area School District:

    5.10%, 3/1/2008 (Insured; AMBAC)
        (Prerefunded 3/1/2005)                                                          1,250,000 (b)                   1,332,962

    5.25%, 3/1/2009 (Insured; AMBAC)
        (Prerefunded 3/1/2005)                                                          1,000,000 (b)                   1,071,310

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Berks County:

    6.20%, 11/15/2005 (Insured FGIC)                                                    1,000,000                       1,060,320

    5.60%, 11/15/2007 (Insured FGIC)                                                    3,000,000                       3,093,600

Berks County Municipal Authority, HR

  (Reading Hospital and Medical
  Center Project):

        5.50%, 10/1/2005 (Insured; MBIA)
            (Prerefunded 10/1/2004)                                                     1,380,000 (b)                   1,510,534

        5.80%, 10/1/2008 (Insured; MBIA)
            (Prerefunded 10/1/2004)                                                     1,080,000 (b)                   1,191,650

Bethel Park School District:

    5%, 8/1/2003 (Insured; FGIC)                                                        1,600,000                       1,633,568

    5.25%, 8/1/2005 (Insured: FGIC)                                                     1,000,000                       1,019,860

Bethlehem Area School District
    5.50%, 9/1/2007 (Insured: FGIC)                                                     4,000,000                       4,417,040

Bucks County:

    5.15%, 5/1/2004                                                                     2,000,000                       2,115,920

    5.60%, 5/1/2008
        (Prerefunded 5/1/2005)                                                          1,000,000 (b)                   1,085,790

Bucks County Community College
    Authority, College Building Revenue:

        5.60%, 6/15/2003                                                                1,000,000                       1,051,080

        5.65%, 6/15/2004                                                                1,015,000                       1,088,425

        5.65%, 6/15/2005                                                                1,070,000                       1,165,262

        5.65%, 6/15/2006                                                                1,135,000                       1,250,191

        5.70%, 6/15/2007                                                                1,205,000                       1,339,092

Bucks County Technical School
    Authority, School Revenue:

        5.10%, 8/15/2008
            (Insured; AMBAC)                                                            1,000,000                       1,053,430

        5.40%, 8/15/2011
            (Insured; AMBAC)                                                            1,500,000                       1,579,080

Bucks County Water and Sewer
    Authority, Revenue:

        6.35%, 12/1/2007 (Insured;
            FGIC) (Prerefunded 12/1/2002)                                                 500,000 (b)                     523,870

        (Neshaminy Intercptor) 6.30%
            12/1/2004 (Insured; FGIC)                                                   1,000,000                       1,009,060

Central Bucks School District:

    5.50%, 2/1/2007 (Insured; FGIC)                                                     2,100,000                       2,299,563

    6.55%, 11/15/2008
        (Prerefunded 11/15/2004)                                                        1,000,000 (b)                   1,111,070

Chester County Health and Education
    Facilities Authoroity, Health System
    Revenue (Main Line Health System)
    5.50%, 5/15/2015                                                                    2,000,000                       2,054,380

Coatsville Area School District
    5%, 10/1/2003 (Insured; AMBAC)                                                      1,000,000                       1,046,990

PENNSYLVANIA (CONTINUED)

Colonial School District 6%,
    9/1/2002 (Insured; MBIA)                                                              245,000                         245,674

Conneaut School District
    5%, 10/1/2003                                                                       1,450,000                       1,511,842

Conrad Weiser Area School District:

    6.05%, 12/15/2004 (Insured; MBIA)                                                     980,000                       1,076,932

    6.30%, 12/15/2006 (Insured; MBIA)
        (Prerefunded 12/15/2004)                                                        1,000,000 (b)                   1,106,700

    5.20%, 12/15/2010
        (Insured; MBIA)                                                                 1,000,000                       1,052,880

    5.25%, 12/15/2014
        (Insured; MBIA)                                                                 3,890,000                       4,028,562

Cornwall-Lebanon School District
    5.30%, 2/15/2013 (Insured; FGIC)                                                    1,700,000                       1,760,265

Cornwall-Lebanon Suburban Joint
    School Authority, School Revenue,

    5.85%, 3/1/2009 (Insured; FGIC)
    (Prerefunded 3/1/2004)                                                              1,600,000 (b)                   1,714,032

Cumberland County Municipal Authority,
    College Revenue:

        (Dickerson College):

            5.25%, 11/1/2008
                 (Insured; AMBAC)                                                       1,000,000                       1,091,150

            5.25%, 11/1/2009
                 (Insured; AMBAC)                                                       1,170,000                       1,277,359

        (Messiah College) 5.50%,
            10/1/2006 (Insured; AMBAC)                                                  5,760,000                       6,313,075

Dauphin County:

    5.35%, 8/1/2005 (Insured; MBIA)
        (Prerefunded 8/1/2003)                                                          1,500,000 (b)                   1,576,455

    5.40%, 8/1/2006 (Insured; MBIA)
        (Prerefunded 8/1/2003)                                                          1,500,000 (b)                   1,577,850

    5.45%, 8/1/2007 (Insured; MBIA)
        (Prerefunded 8/1/2003)                                                          1,000,000 (b)                   1,052,830

Dauphin County General
    Authority, Revenue:

        5.40%, 6/1/2026
            (Insured; AMBAC)                                                            1,000,000                       1,013,870

        5.50%, 6/1/2026
            (Insured; AMBAC)                                                            1,000,000                       1,013,270

Delaware County:

    5.50%, 10/1/2015
        (Prerefunded 10/1/2005)                                                           720,000 (b)                     785,635

    5.50%, 10/1/2015                                                                      280,000                         291,122

Delaware County Authority, College
    Revenue (Haverford College):

        5.875%, 11/15/2021                                                              1,500,000                       1,652,565

        5.75%, 11/15/2025                                                               3,000,000                       3,251,370




MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Delaware County Industrial
    Development Authority, PCR
    (Peco Energy Company Project)
    5.20%, 4/1/2021                                                                     4,565,000                       4,680,175

Delaware County Regional Water
    Quality Control Authority,
    Sewer Revenue:

        5%, 5/1/2003 (Insured; FGIC)                                                    1,000,000                       1,038,450

        4.75%, 5/1/2010 (Insured; FGIC)                                                 1,945,000                       2,055,962

Delaware River Joint Toll Bridge
    Commission, Bridge Revenue

    6%, 7/1/2002 (Insured; FGIC)                                                          515,000                         529,945

Downingtown Area School District:

    4.50%, 3/1/2007                                                                     2,000,000 c                     2,086,560

    5.25%, 2/1/2008                                                                     4,870,000                       5,287,359

    5.375%, 2/1/2009                                                                    5,020,000                       5,501,217

Exeter Township School Authority,
    School Revenue 6.375%,
    12/1/2001 (Insured; MBIA)                                                             360,000                         363,506

Exeter Township School District:

    5.85%, 5/15/2009 (Insured; FGIC)                                                    1,000,000                       1,067,460

    5.15%, 5/15/2010 (Insured; FGIC)                                                    2,500,000                       2,624,800

Fleetwood Area School Authority
     5.70%, 4/1/2006 (Insured; FGIC)                                                    1,160,000                       1,277,230

Fleetwood Area School District
    5%, 4/1/2011 (Insured; FGIC)                                                        1,500,000                       1,611,585

Fox Chapel Area School District
    5.50%, 8/15/2008                                                                    1,500,000                       1,564,875

Geisinger Authority, Health
    System Revenue:

        5.80%, 7/1/2003
            (Prerefunded 7/1/2002)                                                        830,000 (b)                     869,134

        5.80%, 7/1/2003                                                                   740,000                         781,729

Gettysburg Municipal Authority, HR
    (Gettyburg Hospital Project)

    6%, 7/1/2007 (Insured; MBIA)
    (Prerefunded 07/1/2002)                                                             1,080,000 (b)                   1,111,525

Governor Mifflin School District
    5%, 11/15/2003
    (Insured; AMBAC)                                                                    1,000,000                       1,004,690

Hampton Township Sanitation
    Authority, Sewer Revenue

    5.55%, 2/1/2008
    (Insured; MBIA)                                                                       750,000                         775,170

Hampton Township School District
    6%, 8/15/2007 (Insured; FGIC)                                                       1,000,000                       1,044,000

PENNSYLVANIA (CONTINUED)

Hazleton Area School District:

    6.50%, 3/1/2006 (Insured; FSA)                                                      1,155,000                       1,305,034

    6.50%, 3/1/2007 (Insured; FSA)                                                      1,000,000                       1,144,340

    6.50%, 3/1/2008 (Insured; FSA)                                                      1,300,000                       1,503,320

Hazelton City Authority, Water Revenue:

    5.75%, 4/1/2005 (Insured; FGIC)                                                       540,000                         587,493

    5.75%, 4/1/2006 (Insured; FGIC)                                                       570,000                         628,043

Hempfield Township Municipal Authority
    (Westmoreland County)

        Sewer Revenue:

            5.90%, 9/1/2004 (Insured; FGIC)
                 (Prerefunded 9/1/2002)                                                   600,000 (b)                     620,538

            6.30%, 9/1/2007 (Insured; FGIC)
                 (Prerefunded 9/1/2002)                                                   500,000 (b)                     519,080

Lancaster County Solid Waste
    Management Authority, RRR:

        5.25%, 12/15/2008
            (Insured; AMBAC)                                                            3,940,000                       4,229,157

        5.25%, 12/15/2009
            (Insured; AMBAC)                                                            4,230,000                       4,536,379

        5.25%, 12/15/2010
            (Insured; AMBAC)                                                            2,000,000                       2,140,160

Lancaster County Vocational-Technical
    School Authority, LR:

        6.10%, 2/15/2003
            (Insured; FGIC)                                                             1,000,000                       1,049,660

        5.25%, 2/15/2009
            (Insured; FGIC)                                                             1,000,000                       1,084,910

        5.25%, 2/15/2010
            (Insured; FGIC)                                                             1,500,000                       1,630,560

Lancaster Higher Education Authority,
    College Revenue (Franklin and
    Marshall College Project)
    6.50%, 4/15/2006                                                                    1,000,000                       1,023,820

Lancaster School District

    5.50%, 5/15/2006 (Insured; FGIC)
    (Prerefunded 5/15/2004)                                                             1,000,000 (b)                   1,067,810

Lehigh County General Purpose
    Authority, Revenue

    (Lehigh Valley Hospital):

        5.75%, 7/1/2004 (Insured; MBIA)                                                 1,140,000                       1,221,772

        5.75%, 7/1/2005 (Insured; MBIA)                                                 1,200,000                       1,304,760

        5.75%, 7/1/2006 (Insured; MBIA)                                                 1,270,000                       1,396,276

Lehigh County Industrial Development
    Authority, PCR (Pennsylvania Power
    and Light Co. Project) 6.40%,
    11/1/2021 (Insured; MBIA)                                                           1,750,000                       1,844,850

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Lower Merion Township:

    5.625%, 8/1/2005                                                                      850,000                         871,530

    5.75%, 8/1/2006                                                                       730,000                         749,579

Lycoming County Authority,
    LR 5.75%, 7/1/2002                                                                    195,000                         199,526

Manheim Central School District:

    5.40%, 5/15/2004 (Insured; FGIC)                                                      650,000                         692,399

    5.50%, 5/15/2005 (Insured; FGIC)
        (Prerefunded 5/15/2004)                                                           620,000 (b)                     662,042

    5.90%, 5/15/2008 (Insured; FGIC)
        (Prerefunded 5/15/2004)                                                         1,060,000 (b)                   1,142,839

    6%, 5/15/2009 (Insured; FGIC)
        (Prerefunded 5/15/2004)                                                         1,175,000 (b)                   1,269,870

Montgomery County:

    5%, 9/15/2010                                                                       1,165,000                       1,260,425

    5%, 9/15/2011                                                                       2,155,000                       2,327,077

Montgomery County Higher Education
    and Health Authority, HR

    (Abington Memorial Hospital)
    5%, 6/1/2007 (Insured; AMBAC)                                                       2,940,000                       3,147,976

Montgomery County Industrial
    Development Authority, PCR

    (Peco Energy Company Project):

        5.20%, 10/1/2030                                                                2,500,000                       2,604,100

        5.30%, 10/1/2034                                                                1,500,000                       1,562,355

North Allegheny School District 6.25%,
    11/1/2007 (Insured; AMBAC)                                                          2,700,000                       2,809,107

Northeastern Hospital and Education
    Authority, College Revenue

    (Luzerne County Community College):

        5.25%, 8/15/2006
            (Insured; MBIA)                                                             1,115,000                       1,209,117

    5.25%, 8/15/2007
            (Insured; MBIA)                                                             1,170,000                       1,272,305

North Pennsylvania School District
    5.50%, 3/1/2006                                                                     1,350,000                       1,472,958

North Pennsylvania School District
    Authority, School Revenue

    (Mongomery and Bucks County)
    6.20%, 3/1/2007                                                                       965,000                       1,067,136

North Wales Water Authority,
    Water Revenue

    5.40%, 11/1/2010 (Insured; FGIC)                                                    1,000,000                       1,052,200

Northern Tioga School District
    5.05%, 7/15/2003                                                                    6,700,000                       6,742,478

Northwestern Lehigh School District:

    5%, 3/15/2008 (Insured; FSA)                                                        1,190,000                       1,278,036

    5%, 3/15/2009 (Insured; FSA)                                                        1,190,000                       1,278,393

    5%, 3/15/2010 (Insured; FSA)                                                        1,245,000                       1,338,487

PENNSYLVANIA (CONTINUED)

Parkland School District:

    5.25%, 9/1/2011 (Insured; FGIC)                                                     2,220,000                       2,436,317

    5.375%, 9/1/2014 (Insured; FGIC)                                                    3,110,000                       3,435,399

    5.375%, 9/1/2016 (Insured; FGIC)                                                    1,490,000                       1,635,379

Penn Delco School District:

    5.90%, 10/1/2005 (Insured; FGIC)                                                    1,340,000                       1,383,523

    6%, 10/1/2006 (Insured; FGIC)                                                       1,275,000                       1,318,197

Penn Manor School District:

    5.20%, 6/1/2012 (Insured; FGIC)
    (Prerefunded 6/1/2006)                                                                355,000 (b)                     384,657

    5.20%, 6/1/2012 (Insured; FGIC)                                                       395,000                         412,360

Pennsbury School District:

    6.10%, 8/15/2004 (Insured; FGIC)                                                    1,000,000                       1,090,740

    6.65%, 8/15/2009 (Insured; FGIC)
        (Prerefunded 8/15/2004)                                                         1,000,000 (b)                   1,106,210

Pennsylvania:

    5.125%, 3/15/2004
        (Insured; AMBAC)                                                                4,500,000                       4,746,150

    5.30%, 5/1/2005                                                                     1,000,000                       1,069,530

    5.375%, 5/15/2005
        (Insured; FGIC)                                                                 5,000,000                       5,397,800

    5.25%, 6/15/2005                                                                    3,000,000                       3,153,570

    5%, 8/1/2005 (Insured; FGIC)                                                       10,000,000                      10,701,200

    6.30%, 9/15/2005                                                                    2,000,000                       2,068,240

    5.375%, 11/15/2005
        (Insured; FGIC)                                                                 2,000,000                       2,179,260

    5.75%, 12/1/2005                                                                    1,000,000                       1,046,560

    5.50%, 1/15/2006
        (Insured; MBIA)                                                                 6,000,000                       6,536,940

    5%, 6/1/2006 (Insured; MBIA)                                                        1,500,000                       1,612,215

    5.875%, 12/1/2006                                                                   1,000,000                       1,051,480

    6.375%, 9/15/2007                                                                   3,000,000                       3,103,560

    5.375%, 5/15/2009
        (Insured; FGIC)                                                                 3,000,000                       3,237,330

    5.25%, 10/15/2009                                                                  10,000,000                      10,979,100

    5.25%, 10/15/2010                                                                  10,000,000                      10,999,300

    6%, 1/15/2012                                                                       2,500,000                       2,875,375

    COP 6.25%, 11/1/2006
        (Insured; FSA)                                                                  1,000,000                       1,025,690

Pennsylvania Higher Educational
    Facilities Authority, Revenue:

        (Drexel University) 5.625%,
            5/1/2014 (Insured; MBIA)                                                    2,000,000                       2,078,500

        (Lafayette College Project) 6%,
            5/1/2030                                                                    5,000,000                       5,448,700

        (State System):

            5.25%, 6/15/2004
                 (Insured; AMBAC)                                                       1,000,000                       1,061,790

            5.20%, 6/15/2007
                 (Insured; AMBAC)                                                       1,000,000                       1,041,900



MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Higher Educational
  Facilities Authority, Revenue:

     (State System) (continued):

            5.30%, 6/15/2008
                 (Insured; AMBAC)                                                       3,200,000                       3,348,128

            5.75%, 6/15/2010
                 (Insured; AMBAC)                                                       3,045,000                       3,442,433

        (State Systems Higher Education):

            5%, 6/15/2009
                 (Insured; AMBAC)                                                       2,665,000                       2,868,473

            5%, 6/15/2010
                 (Insured; AMBAC)                                                       2,785,000                       2,999,139

            5%, 6/15/2011
                 (Insured; AMBAC)                                                       2,935,000                       3,157,091

        (Temple University) 5.25%,
            4/1/2014 (Insured; MBIA)                                                    2,500,000                       2,636,800

        (Thomas Jefferson University)
            6.10%, 8/15/2002
            (Insured; MBIA)                                                               605,000                         625,637

        (University of Scranton) 5.75%,
                 11/1/2016 (Insured; AMBAC)                                             1,690,000                       1,867,264

        (UPMC Health System):

            5%, 1/15/2010                                                               1,630,000                       1,691,435

            5.125%, 1/15/2011                                                           1,550,000                       1,616,712

            5.25%, 8/1/2012 (Insured; FSA)                                              3,000,000                       3,222,330

            6%, 1/15/2022                                                               2,500,000                       2,653,450

    College and University:

        (College of Pharmavy and Science)
            5.35%, 11/1/2011
            (Insured; MBIA)                                                             2,000,000                       2,105,340

        (Drexel University):

            5.50%, 5/1/2006 (Insured; MBIA)                                             1,600,000                       1,748,480

            5.50%, 5/1/2007 (Insured; MBIA)                                             1,275,000                       1,401,200

            75.30%, 5/1/2010
                 (Insured; MBIA)                                                        3,910,000                       4,232,888

        (University of Pennsylvania):

            5.30%, 9/1/2006                                                             1,000,000                       1,071,080

            5.40%, 9/1/2007                                                             2,000,000                       2,132,620

    Health Services:

        (University of Pennsylvania):

            5.60%, 1/1/2005                                                             2,750,000                       2,900,370

            6%, 1/1/2005                                                                3,500,000                       3,732,505

            5.80%, 1/1/2007                                                             2,000,000                       2,108,480

            6%, 1/1/2010                                                                3,000,000                       3,146,670

            5.60%, 11/15/2010                                                           2,000,000                       2,212,620

            5.875%, 1/1/2015                                                            2,000,000                       2,075,900

Pennsylvania Housing Finance Agency:

  (Rental Housing):

        5.75%, 7/1/2003                                                                 1,000,000                       1,039,720

        6.25%, 7/1/2007                                                                 2,100,000                       2,175,138

        5.15%, 1/1/2003                                                                 1,800,000                       1,847,466

        5.45%, 7/1/2006                                                                 2,400,000                       2,515,632

PENNSYLVANIA (CONTINUED)

Pennsylvania Housing Finance Agency (continued):

  (Single Family Mortgage):

        5.10%, 10/1/2002                                                                1,750,000                       1,795,675

        5.20%, 10/1/2003                                                                1,000,000                       1,043,750

        5.30%, 10/1/2004                                                                1,970,000                       2,085,501

        5.35%, 10/1/2009                                                                1,165,000                       1,243,556

        5.45%, 10/1/2010                                                                3,025,000                       3,230,609

        5.50%, 10/1/2011                                                                1,325,000                       1,410,158

        5.55%, 10/1/2012                                                                3,060,000                       3,237,388

        5.45%, 10/1/2014                                                                1,000,000                       1,031,540

        6%, 10/1/2015                                                                   3,045,000                       3,224,594

        5.75%, 10/1/2013                                                                5,040,000                       5,355,504

        5.40%, 10/1/2027                                                                  595,000                         622,775

Pennsylvania Industrial Development
    Authority, EDR:

        5.50%, 7/1/2005
            (Insured; AMBAC)                                                            3,000,000                       3,248,610

        6%, 7/1/2008
            (Insured; AMBAC)                                                            5,600,000                       6,336,792

        5.80%, 1/1/2009
            (Insured; AMBAC)                                                            5,000,000                       5,588,700

Pennsylvania Infrastructure
    Investment Authority, Revenue

    (Pennvest Loan Pool):

        5.45%, 9/1/2003                                                                 2,000,000                       2,103,780

        5.55%, 9/1/2004                                                                   600,000                         640,320

        5.75%, 9/1/2006                                                                 1,000,000                       1,063,060

        5.85%, 9/1/2008                                                                 1,000,000                       1,056,860

Pennsylvania Intergovernmental
    Cooperative Authority, Special
    Tax Revenue(City of Philadelphia
    Funding Program):

        5.35%, 6/15/2007 (Insured; FGIC)
            (Prerefunded 6/15/2003)                                                       540,000 (b)                     565,531

        5%, 6/15/2007 (Insured; FGIC)                                                   2,500,000                       2,684,675

Pennsylvania State University:

    5.55%, 8/15/2006
        (Insured; AMBAC)                                                                3,000,000                       3,133,080

        5.55%, 8/15/2007                                                                  750,000                         782,535

        5.60%, 8/15/2008                                                                5,000,000                       5,220,050

        5.50%, 8/15/2016                                                                6,280,000                       6,511,481

Pennsylvania Turnpike Commission,
    Revenue:

        6.40%, 12/1/2004
            (Prerefunded 12/1/2001)                                                     1,000,000 (b)                   1,029,630

        5.70%, 12/1/2006 (Insured; FGIC)                                                1,750,000                       1,842,890

        5.80%, 12/1/2007 (Insured; MBIA)                                                1,000,000                       1,054,600

        5.90%, 12/1/2008 (Insured; FGIC)                                                1,500,000                       1,584,120

        5%, 6/1/2009 (Insured; FGIC)                                                    3,275,000                       3,523,966

        6%, 12/1/2009 (Insured; AMBAC)                                                  1,500,000                       1,588,470

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Turnpike Commission,
  Revenue (continued):

        5%, 6/1/2010 (Insured; FGIC)                                                    4,515,000                       4,860,849

        5%, 6/1/2011 (Insured; FGIC)                                                    3,000,000                       3,226,260

        5.50%, 12/1/2011 (Insured; FGIC)                                                2,510,000 c                     2,816,019

        5.50%, 12/1/2012 (Insured; FGIC)                                                2,000,000 c                     2,243,480

        5.50%, 6/1/2015                                                                 1,500,000                       1,645,005

        5%, 12/1/2026
            (Insured; AMBAC)                                                           16,775,000                      16,781,375

        Oil Franchise Tax:

            5.50%, 12/1/2006
                 (Insured; AMBAC)                                                       2,305,000                       2,543,383

            5.625%, 12/1/2006
                 (Insured; AMBAC)
                 (Prerefunded 12/1/2004)                                                2,000,000 (b)                   2,205,840

            6%, 12/1/2009
                 (Insured; AMBAC)
                 (Prerefunded 12/1/2004)                                                1,765,000 (b)                   1,967,057

Perkiomen Valley School District:

    5.25%, 3/1/2013 (Insured; FSA)                                                      1,230,000                       1,325,817

    5.25%, 3/1/2014 (Insured; FSA)                                                      1,290,000                       1,381,113

Philadelphia:

    5.25%, 3/15/2011 (Insured; FSA)                                                     3,500,000                       3,795,155

    5.25%, 3/15/2012 (Insured; FSA)                                                       235,000                         253,069

    5.25%, 3/15/2013 (Insured; FSA)                                                     2,000,000                       2,137,720

    5.25%, 3/15/2014 (Insured; FSA)                                                     1,000,000                       1,063,540

    Water and Wastewater Revenue:

        5.625%, 6/15/2009
            (Insured; AMBAC)                                                            5,000,000                       5,565,350

        5.25%, 12/15/2012
            (Insured; AMBAC)                                                           10,000,000                      10,968,600

        5.75%, 6/15/2013
            (Insured; MBIA)
            (Prerefunded 6/15/2003)                                                     1,000,000 (b)                   1,073,310

Philadelphia Authority For Industrial
    Development, Revenue:

        (Girard Estates Facilities Leasing
            Project) 5%, 5/15/2019                                                      2,400,000                       2,442,120

        (Long Term Care FFE/Maplewood)

            8%, 1/1/2024
            (Prerefunded 7/1/2004)                                                      2,950,000 (b)                   3,396,394

Philadelphia Hospital and Higher
    Education Facilities Authority:

        HR (Childrens Hospital of
            Philadelphia)
                 5.375%, 2/15/2014                                                      2,700,000                       2,745,819

        Revenue (Northwestern
            Corporation)
                 7.125%, 6/1/2018
                 (Prerefunded 6/1/2003)                                                 2,595,000 (b)                   2,816,457

PENNSYLVANIA (CONTINUED)

Philadelphia Hospital and Higher
  Education Facilities Authority (continued):

        Revenue (Jefferson Health System)
            5.50%, 5/15/2008                                                            1,000,000                       1,071,900

Philadelphia Parking Authority,
    Parking Revenue:

        5.25%, 2/1/2013
            (Insured; AMBAC)                                                            1,935,000                       2,064,084

        5.25%, 2/1/2014
            (Insured; AMBAC)                                                            2,040,000                       2,165,399

        Airport:

            5.50%, 9/1/2004
                 (Insured; AMBAC)                                                       2,820,000                       3,022,081

            5.50%, 9/1/2005
                 (Insured; AMBAC)                                                       1,800,000                       1,953,936

            5.75%, 9/1/2009
                 (Insured; AMBAC)                                                       2,255,000                       2,531,937

Philadelphia School District:

    6.25%, 9/1/2003 (Insured; AMBAC)                                                    2,620,000                       2,801,225

    5%, 10/1/2008 (Insured; MBIA)                                                      10,000,000                      10,761,300

    5.75%, 2/1/2011 (Insured; FSA)                                                      3,000,000                       3,394,620

    5.75%, 2/1/2013 (Insured; FSA)                                                      3,000,000                       3,359,700

    5.25%, 4/1/2014 (Insured; MBIA)                                                     2,500,000                       2,636,500

Pleasant Valley School District
    5.75%, 9/1/2002 (Insured; AMBAC)                                                    1,000,000                       1,002,680

Pocono Mountain School District
    7%, 10/1/2003 (Insured; AMBAC)                                                         35,000                          35,126

Ridley School District
    5%, 11/15/2003 (Insured; FGIC)                                                      1,100,000                       1,105,159

Rose Tree Media School District:

    5.25%, 2/15/2008 (Insured; FGIC)
        (Prerefunded 2/15/2004)                                                           555,000 (b)                     586,030

    5.30%, 2/15/2009 (Insured; FGIC)
        (Prerefunded 2/15/2004)                                                           575,000 (b)                     607,821

    5.30%, 2/15/2009 (Insured; FGIC)                                                      425,000                         442,438

Saint Mary's Area School District:

    5.20%, 1/1/2006 (Insured; MBIA)
        (Prerefunded 7/1/2003)                                                          1,000,000 (b)                   1,045,760

    5.20%, 1/1/2007 (Insured; MBIA)
        (Prerefunded 7/1/2003)                                                          1,000,000 (b)                   1,045,760

Scranton-Lackawanna Health and
    Welfare Authority, Revenue:

        (Community Medical Center Project):

            5.50%, 7/1/2010
                 (Insured; MBIA)                                                        3,035,000                       3,304,083

            5.50%, 7/1/2011
                 (Insured; MBIA)                                                        3,195,000                       3,458,428

        (Mercy Health) 5.25%, 1/1/2005
            (Insured; MBIA)                                                             2,435,000                       2,588,746




MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Scranton-Lackawanna Health and
  Welfare Authority, Revenue (continued):

     (University of Scranton Project):

            5.50%, 11/1/2006
                 (Insured; AMBAC)                                                       2,295,000                       2,523,192

            5.50%, 11/1/2007
                 (Insured; AMBAC)                                                       3,040,000                       3,355,826

Seneca Valley School District
    5.50%, 7/1/2004 (Insured; FGIC)                                                       750,000                         766,095

Southeastern Pennsylvania
    Transportation Authority,
    Special Revenue:

        5.90%, 3/1/2010 (Insured; FGIC)
            (Prerefunded 3/1/2005)                                                      2,125,000 (b)                   2,341,113

        5.90%, 3/1/2010 (Insured; FGIC)
            (Prerefunded 3/1/2005)                                                        125,000 (b)                     137,713

Spring-Ford Area School District:

    5.70%, 2/1/2008 (Insured; AMBAC)
        (Prerefunded 2/1/2004)                                                          2,000,000 (b)                   2,129,980

    6.50%, 2/1/2018 (Insured; AMBAC)
        (Prerefunded 2/1/2004)                                                          1,660,000 (b)                   1,837,371

State Public School Building Authority,
    College Revenue:

        (Northampton Community College)

            6%, 4/1/2009 (Insured; MBIA)
                 (Prerefunded 4/1/2004)                                                 1,000,000 (b)                   1,077,240

        (Montgomery Community
            College Project):

                 5.80%, 5/1/2009
                     (Insured; MBIA)
                     (Prerefunded 11/1/2004)                                              955,000 (b)                   1,038,935

                 5.85%, 5/1/2010
                     (Insured; MBIA)
                     (Prerefunded 11/1/2004)                                            1,010,000 (b)                   1,100,284

                 5.75%, 5/1/2011
                     (Prerefunded 11/1/2004)                                            1,000,000 (b)                   1,086,380

        (Harrisburg Community College)
            5.10%, 10/1/2006
                 (Insured; MBIA)                                                        1,000,000                       1,081,870

        (Westmoreland County
            Community College)

                 5.45%, 10/15/2011
                     (Insured; MBIA)
                     (Prerefunded 10/15/2005)                                           1,000,000 (b)                   1,090,850

Stroudsburg Area School District:

    5.30%, 10/1/2007 (Insured; FGIC)
        (Prerefunded 10/1/2005)                                                         1,475,000 (b)                   1,599,402

    5.45%, 10/1/2008 (Insured; FGIC)
        (Prerefunded 10/1/2005)                                                         2,340,000 (b)                   2,550,740

PENNSYLVANIA (CONTINUED)

Swarthmore Borough Authority,
  College Revenue:

        5.70%, 9/15/2003
            (Prerefunded 9/15/2002)                                                       185,000 (b)                     194,748

        5.70%, 9/15/2003                                                                  815,000                         856,369

        5.50%, 9/15/2011                                                                7,500,000                       8,406,075

        5%, 9/15/2031                                                                   4,585,000                       4,574,271

Tredyffrin-Easttown School District
    5.25%, 8/1/2010                                                                     1,970,000                       2,156,953

Trinity Area School District
    5.45%, 11/1/2009 (Insured; FGIC)                                                    2,000,000                       2,092,700

University Area Joint Authority,
    Sewer Revenue 5%, 11/1/2011
    (Insured; MBIA)                                                                     1,430,000                       1,539,123

University of Pittsburgh:

    5.75%, 6/1/2002 (Insured; MBIA)                                                       650,000                         665,646

    5.75%, 6/1/2002 (Insured; MBIA)                                                       350,000                         358,502

    6.25%, 6/1/2007 (Insured; MBIA)                                                       530,000                         554,608

Upper Darby School District
    5%, 2/15/2010 (Insured; AMBAC)                                                      1,100,000                       1,181,917

Upper Gwynedd Towamencin Municipal
    Authority, Sewer Revenue 6.75%,
    10/15/2006 (Insured; MBIA)                                                          1,000,000                       1,005,030

Upper Merion Municipal Utilities
    Authority, Sewer Revenue

    5.30%, 8/15/2004                                                                    1,545,000                       1,613,335

Upper St. Clair Township
    School District 5.20%, 7/15/2027                                                    7,000,000                       7,073,640

Wallenpaupack Area School District:

    5.50%, 3/1/2007 (Insured; FGIC)                                                     1,985,000                       2,178,418

    5.50%, 3/1/2008 (Insured; FGIC)                                                     2,090,000                       2,303,682

Warwick School District,
    Lancaster County 5.25%,
    2/15/2011 (Insured; FGIC)                                                           1,000,000                       1,096,350

Washington County Authority,
    LR 5.10%, 6/1/2004 (Insured; FGIC)                                                    800,000                         829,024

Washington County Industrial
    Development Authority,PCR (West Penn
    Power Co.-Mitchell Project) 4.95%,
    3/1/2003 (Insured; MBIA)                                                            1,000,000                       1,025,990

West Chester Area Municipal Authority,
    Water Revenue 5.75%, 1/1/2003                                                         515,000                         527,844

Wilkes-Barre Area School District

    6.10%, 4/1/2009 (Insured; FGIC)
        (Prerefunded 10/1/2004)                                                         1,000,000 (b)                   1,094,480

Wilson Area School District
    5%, 2/15/2011 (Insured; FGIC)                                                       1,910,000                       2,050,557

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal

  INVESTMENTS (CONTINUED)                                                              Amount($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

York County:

    5.60%, 10/1/2002 (Insured; FGIC)                                                    1,000,000                       1,017,880

    5.80%, 10/1/2003 (Insured; FGIC)                                                    1,500,000                       1,527,000

York County Solid Waste and Refuse
    Authority Solid Waste System Revenue
    5.50%, 12/1/2014 (Insured; FGIC)                                                    1,000,000                       1,116,420

SOUTH CAROLINA--.7%

Tobacco Settlement Revenue
  Management Authority,
  Tobacco Settlement Revenue

    6.375%, 5/15/2030                                                                   6,000,000                       6,627,420

TEXAS--1.8%

Harris County, Toll Road
    6%, 8/1/2009 (Insured; FGIC)                                                        9,000,000                      10,259,910

Matagorda County Navigation District
    Number 1, Revenue (Reliant Energy
    Inc.) 5.20%, 5/1/2029                                                               4,000,000                       4,058,600

North Texas Health Facilities
    Development Corporation, HR

    (Regional Health Care System
    Inc. Project) 5.25%, 9/1/2007
    (Insured; MBIA)                                                                       770,000                         832,185

Port Arthur Navigation District,
    PCR 6.10%, 4/1/2006
    (Prerefunded 2/15/2002)                                                               740,000 (b)                     751,285

VIRGINIA--.7%

Charles City County Industrial
    Development Authority, Solid Waste
    Disposal Facility Revenue (Waste
    Management Virginia Inc. Project)
    4.875%, 2/1/2009                                                                    4,750,000                       4,736,653

Newport News Industrial Development
    Authority, IDR (Advanced Shipbuilder
    Carrier) 5.25%, 9/1/2002                                                            1,605,000                       1,649,523

WEST VIRGINIA--.1%

West Virginia, College Revenue
    6%, 4/1/2006 (Insured; AMBAC)                                                       1,000,000                       1,066,550

WISCONSIN--.6%

Appleton Area School District
    6.75%, 2/15/2006                                                                      500,000                         569,035

U.S. RELATED--4.6%

Puerto Rico Electric Power
  Authority, Power Revenue

    5.25%, 7/1/2029 (Insured; FSA)                                                     15,575,000                      16,161,555

Puerto Rico Highway and Transportation
    Authority, Highway Revenue:

        6.25%, 7/1/2008 Series Y
            (Insured; MBIA)                                                             1,295,000                       1,510,125

        6.25%, 7/1/2008 Series Z
            (Insured; MBIA)                                                             1,000,000                       1,166,120

U.S. RELATED (CONTINUED)

Puerto Rico Highway and Transportation
  Authority, Highway Revenue (continued):

        5.50%, 7/1/2013
            (Insured; FSA)                                                              1,500,000                       1,703,550

        5.50%, 7/1/2013
            (Insured; MBIA)                                                             4,000,000                       4,542,800

Puerto Rico Municipal Finance Agency:

    5.50%, 8/1/2007 (Insured; FSA)                                                      6,305,000                       7,046,657

    5.50%, 8/1/2009 (Insured; FSA)                                                      7,090,000                       7,987,169

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

    (cost $822,063,977)                                                                                               866,538,308
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM                                                                              Principal
    MUNICIPAL INVESTMENTS--1.7%                                                         Amount ($)                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS--.4%

Illinois Health Facilities Authority,
    Revenue (Revolving Fund Pooled
    Financing) VRDN 2%
    (LOC; Bank One)                                                                     3,600,000 (d)                   3,600,000

MASSACHUSETTS--.5%

Massachusetts (Central Artery),
    VRDN 2.55%                                                                          4,200,000 (d)                   4,200,000

Massachusetts Industrial Finance
    Agency, Revenue, VRDN

    (Showa Women's Institute Inc.)
    2.50% (LOC; Bank of New York)                                                         200,000 (d)                     200,000

MISSOURI--.5%

Missouri Health and Educational
  Facilities Authority, Health
  Facilities Revenue, VRDN

    (Bethesda Health Group) 2.65%
    (LOC; Firstar Bank )                                                                4,000,000 d                     4,000,000

NEVADA--.1%

Clark County Improvement District,
    Special Improvement, VRDN 2.50%                                                     1,100,000 d                     1,100,000

PENNSYLVANIA--.2%

Lehigh County General Purpose
  Authority, HR, VRDN

    (Lehigh Valley Health)
    2.50% (Insured; MBIA)                                                               1,700,000 d                     1,700,000

TOTAL SHORT-TERM
    MUNICIPAL INVESTMENTS
    (cost $14,800,000)                                                                                                 14,800,000
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $836,863,977)                                                                    100.2%                     881,338,308

LIABILITIES, LESS CASH AND RECEIVABLES                                                      (.2%)                     (1,396,994)

NET ASSETS                                                                                 100.0%                     879,941,314




Summary of Abbreviations

AMBAC American Municipal Bond Assurance Corporation

COP   Certificate of Participation

EDR   Economic Development Revenue

FGIC  Financial Guaranty Insurance Company

FSA   Financial Security Assurance

HR    Hospital Revenue

IDR   Industrial Development Revenue

MBIA  Municipal Bond Investors Assurance
        Insurance Corporation

LOC   Letter of Credit

LR    Lease Revenue

PCR   Pollution Control Revenue

RRR   Resource Recovery Revenue

SFMR  Single Family Mortgage Revenue

VRDN  Variable Rate Demand Note


Summary of Combined Ratings (Unaudited)

Fitch           or             Moody's             or               Standard & Poor's                Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                            Aaa                                   AAA                                 67.1

AA                             Aa                                    AA                                  23.4

A                              A                                     A                                    4.9

BBB                            Baa                                   BBB                                  1.9

F-1                            MIG1/P1                               SP1/A1                               2.6

Not Rated e                    Not Rated e                           Not Rated e                           .1

                                                                                                        100.0

(A)  ZERO COUPON UNTIL A SPECIFIED DATE, AT WHICH TIME, THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  PURCHASED ON A DELAYED DELIVERY BASIS.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(F)  AT AUGUST 31, 2001, THE FUND HAD $238,602,874 (27.1% OF NET ASSETS)
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL IS DEPENDENT UPON
     REVENUES GENERATED FROM EDUCATION PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.






STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

                                                                MPAM          MPAM          MPAM         MPAM          MPAM
                                                            Large Cap         Income        Mid Cap      Small Cap     International
                                                           Stock Fund         Stock Fund    Stock Fund   Stock Fund    Fund
------------------------------------------------------------------------------------------------------------------------------------
ASSETS ($):

Investments at value--
  See Statement of Investments--Note 2(c)((+))         1,858,978,851  632,421,252    850,401,679     151,430,926    386,816,928

Cash                                                             --            --      2,983,074         605,620        456,743

Cash denominated in foreign currencies                           --            --             --             --      11,058,431

Receivable for investment
  securities sold                                        22,020,741      4,074,505            --             --       1,484,641

Dividends receivable                                      2,192,081      1,198,059         521,273         36,561     1,111,693

Receivable for shares of Beneficial
  Interest subscribed                                        14,542            --             --             --             --

Interest receivable                                           8,576         21,403          13,322          2,515         1,064

Prepaid expenses                                             22,066         19,351          15,260         16,053        20,000

                                                      1,883,236,857     637,734,570    853,934,608    152,091,675    400,949,500
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation
  and affiliates--Note 3                                  1,108,515         382,512        546,564         97,393        379,153

Due to Administrator--Note 3                                239,972          81,821        106,015         18,765         19,307

Cash overdraft due to Custodian                             881,305         877,816            --             --             --

Payable for investment securities
  purchased                                              21,727,834       3,782,725      2,733,315        485,516      1,610,678

Payable for shares of Beneficial
  Interest redeemed                                         562,045         659,800        230,281           --           94,542

Accrued expenses and other liabilities                       53,675          44,118         68,485         48,558         59,237

                                                         24,573,346       5,828,792      3,684,660        650,232      2,162,917
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                        1,858,663,511     631,905,778    850,249,948    151,441,443     398,786,583
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                       1,479,797,879     449,369,924    718,195,294    152,015,074     418,238,207

Accumulated undistributed investment income--net            109,665          35,976      1,120,955          --          4,540,196

Accumulated net realized gain (loss)
  on investments                                         25,347,815      32,128,777     (9,972,049)  (11,575,782)            --

Accumulated net realized gain (loss) on
  investments and foreign currency transactions                --              --          --             --             (877,039)

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                 353,408,152    150,371,101    140,905,748     11,002,151             --

Accumulated net unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions--Note 4                        --              --          --             --          (23,114,781)

NET ASSETS ($)                                        1,858,663,511    631,905,778    850,249,948    151,441,443      398,786,583
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE

MPAM SHARES

  Net Assets ($)                                      1,857,167,331  631,743,107      850,109,937  151,440,441       398,758,836

  Shares Outstanding                                    195,163,339   60,774,893       75,924,557   12,631,157        33,009,183

  NET ASSET VALUE PER SHARE ($)                               9.52         10.39            11.20       11.99              12.08
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

  Net Assets ($)                                          1,496,180      162,671          140,011     1,002.30            27,747

  Shares Outstanding                                        157,242       15,641           12,513       83.682         2,297.743

  NET ASSET VALUE PER SHARE ($)                                9.52        10.40            11.19        11.98             12.08
------------------------------------------------------------------------------------------------------------------------------------

((+))  INVESTMENTS AT COST ($)                        1,505,570,699  482,050,151      709,495,931  140,428,775        410,105,339

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                               MPAM        MPAM        MPAM            MPAM
                                                                           Emerging    Balanced         Bond   Intermediate
                                                                       Markets Fund        Fund         Fund     Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments at value--See Statement of Investments--Note 2(c)((+))       53,452,573  411,870,469  672,806,070   396,588,785

Cash                                                                        381,128         --         --            --

Cash denominated in foreign currencies                                    1,101,941         --         --            --

Receivable for investment securites sold                                    349,908    3,006,780   3,111,910      1,977,407

Dividends receivable                                                        157,461      191,493       --            --

Interest receivable                                                             219    1,876,785   6,358,105      4,242,794

Paydowns receivable                                                              --      112,077     403,549         --

Net unrealized appreciation on forward currency
  exchange contracts--Note 2(f)                                                  19         --          --            --

Prepaid expenses                                                             16,461       21,461      24,091         17,162

                                                                         55,459,710  417,079,065  682,703,725   402,826,148
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation
  and affiliates--Note 3                                                     32,430      177,473      240,375      140,766

Due to Administrator--Note 3                                                  6,783       44,691       83,196       49,119

Cash overdraft due to Custodian                                                  --      992,674    2,559,822    1,482,939

Payable for investment securities
  purchased                                                                 494,788    2,977,301    3,093,564    1,990,908

Payable for shares of Beneficial
  Interest redeemed                                                              --       57,000       38,750       15,000

Accrued expenses and other liabilities                                       61,589       27,874       65,048       40,606

                                                                            595,590    4,277,013    6,080,755    3,719,338
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                           54,864,120  412,802,052  676,622,970  399,106,810
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                          56,464,588  374,001,030  648,248,758  386,295,320

Accumulated undistributed investment income--net                            698,172       13,817      138,640       77,033

Accumulated net realized gain (loss) on investments                              --    6,488,758   11,215,593    3,162,588

Accumulated net realized gain (loss) on
  investments and foreign currency transactions                           1,418,320         --         --             --

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                                          --  32,298,447    17,019,979    9,571,869

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions--Note 4                                                  (3,716,960)       --             --          --
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                          54,864,120  412,802,052   676,622,970   399,106,810
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE

MPAM SHARES

  Net Assets ($)                                                         54,863,141  412,801,060  675,665,884  398,959,234

  Shares Outstanding                                                      4,627,478   36,245,649   51,376,267   30,493,770

  NET ASSET VALUE PER SHARE ($)                                               11.86        11.39        13.15        13.08
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

  Net Assets ($)                                                                979          992      957,086      147,576

  Shares Outstanding                                                         82.160       87.098       72,794       11,274

  NET ASSET VALUE PER SHARE ($)                                               11.92        11.39        13.15        13.09
------------------------------------------------------------------------------------------------------------------------------------

((+))  INVESTMENTS AT COST ($)                                           57,179,983   379,572,022 655,786,091  387,016,916

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds



STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

                                                                               MPAM          MPAM           MPAM           MPAM
                                                                         Short-Term       National       National   Pennsylvania
                                                                               U.S.   Intermediate     Short-Term   Intermediate
                                                                         Government      Municipal      Municipal      Municipal
                                                                    Securities Fund     Bond Fund       Bond Fund     Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments at value--See Statement of Investments--Note 2(c)((+))       88,314,750    475,174,054     118,895,142   881,338,308

Interest receivable                                                         859,805      6,579,310       1,695,038    11,861,348

Prepaid expenses                                                             20,506         22,785          20,526        26,994

                                                                         89,195,061    481,776,149     120,610,706    893,226,650
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation
  and affiliates--Note 3                                                     60,010         85,217          16,170        386,153

Due to Administrator--Note 3                                                 11,094         82,573          14,781        106,575

Cash overdraft due to Custodian                                             326,617        966,434         439,621      3,097,888

Payable for investment securities
  purchased                                                                      --      2,954,164       1,070,992      9,640,315

Payable for shares of Beneficial
  Interest redeemed                                                          32,482           --              --              --

Accrued expenses and other liabilities                                       32,230         91,862          41,874         54,405

                                                                            462,433      4,180,250       1,583,438     13,285,336
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                           88,732,628    477,595,899     119,027,268    879,941,314
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                          87,219,786  448,539,883       114,927,708    829,699,749

Accumulated undistributed investment income--net                             19,204        --               --              --

Accumulated net realized gain (loss)
  on investments                                                             76,129    3,439,463           532,682      5,767,234

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                  1,417,509   25,616,553         3,566,878     44,474,331
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                           88,732,628  477,595,899       119,027,268    879,941,314
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE

MPAM SHARES

  Net Assets ($)                                                         88,731,615  477,594,869       119,026,253    879,710,863

  Shares Outstanding                                                      6,892,835   36,082,135         9,225,122     66,851,618

  NET ASSET VALUE PER SHARE ($)                                               12.87        13.24             12.90         13.16
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

  Net Assets ($)                                                              1,013        1,030             1,015       230,451

  Shares Outstanding                                                         78.641       77.839             78.66        17,515

  NET ASSET VALUE PER SHARE ($)                                               12.88        13.23             12.90         13.16
------------------------------------------------------------------------------------------------------------------------------------

((+))  INVESTMENTS AT COST ($)                                           86,897,241  449,557,501       115,328,264    836,863,977

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS (CONTINUED)

STATEMENT OF OPERATIONS

From October 2, 2000 (commencement of operations)

to August 31, 2001

                                                                    MPAM        MPAM          MPAM            MPAM           MPAM
                                                               Large Cap       Income       Mid Cap      Small Cap   International
                                                              Stock Fund   Stock Fund    Stock Fund     Stock Fund           Fund
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $61,954, $36,362, $11 and $927,410
  foreign taxes withheld at source for MPAM Large Cap
  Stock Fund, MPAM Income Stock Fund, MPAM Small Cap
   Stock Fund and MPAM International Fund, respectively)      21,681,257     11,481,980     7,020,021       929,482      7,230,551

Interest                                                       1,100,164        446,495     1,190,473       217,183        823,835

TOTAL INCOME                                                  22,781,421     11,928,475     8,210,494     1,146,665      8,054,386

EXPENSES:

Investment advisory fee--Note 3(a)                            13,324,574      4,593,189     5,675,032     1,028,077      2,763,443

Administration fee--Note 3(a)                                  2,964,413      1,021,859     1,094,772       175,049        470,541

Custodian fees--Note 3(b)                                        143,325         71,880        62,738        40,642        328,410

Trustees' fees and expenses--Note 3(c)                           105,570         40,200        39,925         6,888         16,955

Legal fees                                                        41,611         62,363        17,680         2,700          8,579

Auditing fees                                                     25,188         29,776        24,800        22,244         25,502

Registration fees                                                 18,531         18,412        38,062        26,245         42,264

Prospectus and shareholders' reports                              11,487         16,627        10,298        10,523          6,169

Shareholder servicing costs--Note 3(b)                               746            353           238           204            200

Miscellaneous                                                    169,976         50,512        55,717         9,047         26,596

TOTAL EXPENSES                                                16,805,421      5,905,171     7,019,262     1,321,619      3,688,659

Less--reduction in administration fee due to
  undertaking--Note 3(a)                                              --  --         --      (51,641)                    (274,986)

NET EXPENSES                                                  16,805,421      5,905,171     7,019,262     1,269,978      3,413,673

INVESTMENT INCOME (LOSS)--NET                                  5,976,000      6,023,304     1,191,232     (123,313)      4,640,713
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                       27,912,166     42,955,915    (9,972,049) (11,575,782)           --

Net realized gain (loss) on investments
  and foreign currency transactions                                 --             --            --          --          (597,148)

Net realized gain (loss) on forward
  currency exchange contracts                                       --             --            --          --          (279,891)

NET REALIZED GAIN (LOSS)                                      27,912,166     42,955,915    (9,972,049  (11,575,782)      (877,039)

Net unrealized appreciation (depreciation) on investments   (647,522,747)  (175,990,179)  (82,889,970)   6,504,541           --

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                     --            --           --          --         (18,385,045)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS     (619,610,581)   (133,034,264)  (92,862,019)   (5,071,241)  (19,262,084)

NET (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                (613,634,581)  (127,010,960)   (91,670,787)   (5,194,554)  (14,621,371)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds



STATEMENT OF OPERATIONS (CONTINUED)

                                                                                   MPAM        MPAM           MPAM          MPAM
                                                                               Emerging     Balanced          Bond   Intermediate
                                                                           Markets Fund         Fund          Fund      Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $103,475 and $5,242 foreign taxes
  withheld at source for MPAM Emerging Markets Fund and
  MPAM Balanced Fund, respectively)                                           1,091,473     1,829,296         --           --

Interest                                                                        126,847    12,853,887    38,295,678     22,615,997

TOTAL INCOME                                                                  1,218,320    14,683,183    38,295,678     22,615,997

EXPENSES:

Investment advisory fee--Note 3(a)                                              369,362     1,917,912     2,355,593      1,430,065

Administration fee--Note 3(a)                                                    46,552       512,169       850,597        522,431

Custodian fees--Note 3(b)                                                       103,989        43,602        48,482         29,830

Registration fees                                                                27,325        16,696        22,252         16,045

Auditing fees                                                                    24,304        22,877        23,322         27,004

Prospectus and shareholders' reports                                              4,391         8,318         8,406          6,912

Trustees' fees and expenses--Note 3(c)                                            2,091        21,426        30,241         16,667

Legal fees                                                                          432         8,176        22,317         13,085

Shareholder servicing costs--Note 3(b)                                              191           --            125             81

Miscellaneous                                                                     3,262        38,759        39,968         30,666

TOTAL EXPENSES                                                                  581,899     2,589,935     3,401,303      2,092,786

Less--reduction in administration fee due to
  undertaking--Note 3(a)                                                             --       (13,709)     (101,789)       (90,558)

Less--expense reimbursement by the Administrator
  due to undertaking--Note 3(a)                                               (148,298)        --              --             --

NET EXPENSES                                                                    433,601     2,576,226     3,299,514      2,002,228

INVESTMENT INCOME--NET                                                          784,719    12,106,957    34,996,164     20,613,769
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                            --       6,488,758    11,215,593     3,162,588

Net realized gain (loss) on investments
  and foreign currency transactions                                           1,480,420         --             --            --

Net realized gain (loss) on
  forward currency exchange contracts                                          (57,201)         --             --            --

NET REALIZED GAIN (LOSS)                                                      1,423,219     6,488,758    11,215,593      3,162,588

Net unrealized appreciation (depreciation) on investments                          --     (48,635,735)   21,167,149     14,867,606

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                         (3,716,960)          --           --              --

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                      (2,293,741)  (42,146,977)    32,382,742     18,030,194

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (1,509,022)  (30,040,020)    67,378,906     38,643,963

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                   MPAM          MPAM        MPAM            MPAM
                                                                             Short-Term       National    National    Pennsylvania
                                                                                  U.S.    Intermediate  Short-Term    Intermediate
                                                                             Government      Municipal   Municipal       Municipal
                                                                        Securities Fund     Bond Fund    Bond Fund      Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME:                                                              5,251,147    19,309,027     5,349,146     39,735,868

EXPENSES:

Investment advisory fee--Note 3(a)                                              308,956     1,393,372       404,517      4,034,256

Administration fee--Note 3(a)                                                   132,889       569,069       167,186      1,167,386

Auditing fees                                                                    24,636        22,339        20,027         27,100

Registration fees                                                                15,946        28,830        16,855         16,003

Custodian fees--Note 3(b)                                                         9,226        18,697         9,805         61,815

Prospectus and shareholders' reports                                              7,516        12,523        17,602         23,045

Trustees' fees and expenses--Note 3(c)                                            4,925        25,266        12,799         39,485

Legal fees                                                                        3,945        29,852        10,145         64,192

Shareholder servicing costs--Note 3(b)                                               --           --             87            66

Miscellaneous                                                                     9,283        25,013        11,041        57,514

TOTAL EXPENSES                                                                  517,322     2,124,961       670,064      5,490,862

Less--reduction in administration fee due to
  undertaking--Note 3(a)                                                       (31,840)      (54,809)      (69,066)       (84,893)

NET EXPENSES                                                                    485,482     2,070,152       600,998      5,405,969

INVESTMENT INCOME--NET                                                        4,765,665    17,238,875     4,748,148     34,329,899
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                          92,179     3,545,288       532,682      6,102,430

Net realized gain (loss) on financial futures                                        --       (83,262)         --             --

NET REALIZED GAIN (LOSS)                                                         92,179     3,462,026       532,682      6,102,430

Net unrealized appreciation (depreciation) on investments                     2,798,939    21,426,023     3,468,448     39,479,902

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                        2,891,118    24,888,049     4,001,130     45,582,332

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          7,656,783    42,126,924     8,749,278     79,912,231

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

From October 2, 2000 (commencement of operations)

to August 31, 2001

                                                       MPAM           MPAM             MPAM                 MPAM              MPAM
                                                  Large Cap          Income          Mid Cap           Small Cap       International
                                               Stock Fund(a)   Stock Fund(a)     Stock Fund(a)      Stock Fund(a)            Fund(a)
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                     5,976,000        6,023,304         1,191,232          (123,313)      4,640,713

Net realized gain (loss) on investments          27,912,166       42,955,915        (9,972,049)      (11,575,782)       (877,039)

Net unrealized appreciation (depreciation)
   on investments                             (647,522,747)     (175,990,179)      (82,889,970)         6,504,541    (18,385,045)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (613,634,581)     (127,010,960)      (91,670,787)       (5,194,554)    (14,621,371)
----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

MPAM Shares                                     (5,866,178)       (5,987,171)          (70,277)              --         (100,517)

Investor Shares                                       (157)             (157)              --                --             --

Net realized gain on investments:

MPAM Shares                                     (2,564,351)      (10,827,138)              --                --             --

TOTAL DIVIDENDS                                 (8,430,686)      (16,814,466)          (70,277)              --         (100,517)
----------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

MPAM Shares                                     190,748,912        4,960,497       155,439,422         68,202,752     149,819,657

Investor Shares                                   1,571,169          170,766           141,486             1,000          27,792

Net assets received in connection with
   conversion--Note 1                         2,697,488,350      933,596,199        857,968,427       116,815,931    287,208,762

Dividends reinvested:

MPAM Shares                                       1,865,980        7,204,896             3,947                --          13,543

Investor Shares                                          --              156              --                 --              --

Cost of shares redeemed:

MPAM Shares                                   (410,953,325)     (170,209,002)      (71,569,962)      (28,391,378)    (23,568,975)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           2,480,721,086       775,723,512       941,983,320       156,628,305     413,500,779

TOTAL INCREASE (DECREASE) IN NET ASSETS       1,858,655,819       631,898,086       850,242,256       151,433,751     398,778,891
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period--Note 1                           7,692            7,692             7,692             7,692           7,692

END OF PERIOD                                 1,858,663,511       631,905,778       850,249,948       151,441,443     398,786,583

Undistributed investment income--net                109,665            35,976         1,120,955               --        4,540,196

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF INVESTMENTS (CONTINUED)

                                                       MPAM           MPAM              MPAM              MPAM              MPAM
                                                  Large Cap          Income          Mid Cap         Small Cap      International
                                              Stock Fund(a)    Stock Fund(a)    Stock Fund(a)      Stock Fund(a)          Fund(a)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

MPAM SHARES

Shares sold                                      17,430,367          420,131       13,663,521          5,668,858        11,941,691

Shares issued in connection
        with conversion--Note 1                  215,799,067       74,687,696       68,637,474          9,345,275        22,976,701

Shares issued for dividends reinvested              167,595          613,979              333                --              1,073

Shares redeemed                                (38,234,305)      (14,947,528)       (6,377,386)       (2,383,591)       (1,910,897)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  195,162,724        60,774,278        75,923,942        12,630,542        33,008,568
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                        157,242           15,626            12,513                84             2,298

Shares issued for dividends reinvested                 --                15               --                 --                --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      157,242           15,641            12,513                84             2,298

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds



STATEMENT OF CHANGES IN NET ASSETS  (CONTINUED)

                                                                         MPAM            MPAM              MPAM               MPAM
                                                                     Emerging         Balanced              Bond     Intermediate
                                                              Markets Fund(a)          Fund(a)            Fund(a)    Bond Fund(a)
----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                784,719       12,106,957         34,996,164      20,613,769

Net realized gain (loss) on investments                             1,423,219        6,488,758         11,215,593       3,162,588

Net unrealized appreciation (depreciation) on investments         (3,716,960)      (48,635,735)        21,167,149      14,867,606

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                       (1,509,022)      (30,040,020)        67,378,906      38,643,963
----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

MPAM Shares                                                          (86,547)      (12,093,136)      (34,853,152)    (20,536,137)

Investor Shares                                                          --                (4)            (4,372)          (599)

Net realized gain on investments:

MPAM Shares                                                           (4,899)             --                 --             --

TOTAL DIVIDENDS                                                      (91,446)      (12,093,140)      (34,857,524)    (20,536,736)
----------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

MPAM Shares                                                        58,473,101         9,690,372       117,831,081     65,805,939

Investor Shares                                                           944             1,000           952,859        148,156

Net assets received in connection with
  conversion--Note 1                                                       --       506,266,470       611,189,463    383,695,825

Dividends reinvested:

MPAM Shares                                                            52,026          188,036          1,009,966      1,170,416

Investor Shares                                                            --                4                 9             599

Cost of shares redeemed:

MPAM Shares                                                       (2,069,175)      (61,218,362)      (86,889,482)    (69,824,667)

Investor Shares                                                            --               --                --          (4,377)

INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS                                 56,456,896       454,927,520       644,093,896     380,991,891

TOTAL INCREASE (DECREASE) IN NET ASSETS                            54,856,428       412,794,360       676,615,278     399,099,118
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period--Note 1                                             7,692            7,692             7,692           7,692

END OF PERIOD                                                      54,864,120       412,802,052       676,622,970     399,106,810

Undistributed investment income--net                                  698,172           13,817            138,640          77,033

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                         MPAM             MPAM           MPAM                MPAM
                                                                     Emerging         Balanced            Bond        Intermediate
                                                              Markets Fund(a)          Fund(a)          Fund(a)       Bond Fund(a)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

MPAM SHARES

Shares sold                                                         4,794,790          805,358         9,145,253         5,142,400

Shares issued in connection with conversion--Note 1                        --       40,501,318        48,895,157        30,695,666

Shares issued for dividends reinvested                                  4,354           15,877            78,605            91,323

Shares redeemed                                                     (171,666)       (5,077,519)       (6,743,363)       (5,436,234)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                      4,627,478        36,245,034        51,375,652        30,493,155
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                                                82              87            72,793            11,380

Shares issued for dividends reinvested                                     --              --                 1                46

Shares redeemed                                                            --              --                --              (152)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                              82              87            72,794            11,274

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS  (CONTINUED)

                                                                         MPAM             MPAM              MPAM            MPAM
                                                                   Short-Term          National          National    Pennsylvania
                                                                         U.S.      Intermediate        Short-Term     Intermediate
                                                                   Government         Municipal         Municipal        Municipal
                                                            Securities Fund(a)     Bond Fund(a)      Bond Fund(a)     Bond Fund(a)
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                              4,765,665        17,238,875         4,748,148       34,329,899

Net realized gain (loss) on investments                                92,179         3,462,026           532,682        6,102,430

Net unrealized appreciation (depreciation) on investments           2,798,939        21,426,023         3,468,448        39,479,902

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                         7,656,783        42,126,924         8,749,278        79,912,231
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

MPAM Shares                                                       (4,746,453)      (17,238,870)       (4,748,143)      (34,328,875)

Investor Shares                                                           (8)               (5)               (5)           (1,024)

Net realized gain on investments:

MPAM Shares                                                          (16,050)          (22,563)              --           (335,196)

TOTAL DIVIDENDS                                                   (4,762,511)      (17,261,438)       (4,748,148)      (34,665,095)
------------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

MPAM Shares                                                        10,908,991       79,086,161        10,306,618        57,983,838

Investor Shares                                                         1,000            1,000             1,000           225,978

Net assets received in connection with
  conversion--Note 1                                              101,041,240      393,149,901       132,338,181       875,384,362

Dividends reinvested:

MPAM Shares                                                           155,152          402,479            25,093           316,298

Investor Shares                                                             8                5                 5               626

Cost of shares redeemed:

MPAM Shares                                                      (26,275,727)      (19,916,825)      (27,652,451)      (99,224,616)

INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS                                 85,830,664       452,722,721       115,018,446       834,686,486

TOTAL INCREASE (DECREASE) IN NET ASSETS                            88,724,936       477,588,207       119,019,576       879,933,622
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period--Note 1                                             7,692            7,692             7,692             7,692

END OF PERIOD                                                      88,732,628       477,595,899       119,027,268       879,941,314

Undistributed investment income--net                                   19,204               --               --                --

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                         MPAM             MPAM              MPAM              MPAM
                                                                   Short-Term          National          National      Pennsylvania
                                                                         U.S.      Intermediate        Short-Term      Intermediate
                                                                   Government         Municipal         Municipal         Municipal
                                                            Securities Fund(a)     Bond Fund(a)      Bond Fund(a)      Bond Fund(a)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

MPAM SHARES

Shares sold                                                           855,838         6,147,799           812,414         4,515,563

Shares issued in connection with conversion--Note 1                 8,083,299        31,451,992        10,587,054        70,030,749

Shares issued for dividends reinvested                                 12,211            31,094             1,968            24,838

Shares redeemed                                                    (2,059,128)       (1,549,365)       (2,176,929)       (7,720,147)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                       6,892,220        36,081,520         9,224,507        66,851,003
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                                                78               78                79             17,467

Shares issued for dividends reinvested                                      1               --                --                 48

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                              79               78                79             17,515

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the period from October 2, 2000 (commencement of operations) to August 31, 2001. All information except portfolio turnover rate reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund's financial statements.

                                            MPAM LARGE CAP STOCK FUND(A)    MPAM INCOME STOCK FUND(A)  MPAM MID CAP STOCK FUND (A)
                                           -----------------------------------------------------------------------------------------
                                                  MPAM        Investor         MPAM       Investor          MPAM        Investor
                                                Shares          Shares        Shares        Shares         Shares         Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period             12.50           9.99          12.50          10.66          12.50          11.32

Investment Operations:

Investment income (loss)--net                   .03(b)     (.00)(b,c)         .09(b)         .02(b)         .02(b)     (.00)(b,c)

Net realized and unrealized
  gain (loss) on investments                    (2.97)          (.47)         (1.96)          (.27)         (1.32)          (.13)

Total from Investment Operations                (2.94)          (.47)         (1.87)          (.25)         (1.30)          (.13)

Distributions:

Dividends from investment income--net            (.03)       (.00)(c)          (.09)          (.01)       (.00)(c)             --

Dividends from net realized gain on investments  (.01)           --            (.15)            --             --              --

Total Distributions                              (.04)       (.00)(c)          (.24)          (.01)       (.00)(c)             --

Net asset value, end of period                    9.52          9.52          10.39          10.40          11.20          11.19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                           (23.55)         (4.69)        (15.12)         (2.32)        (10.39)         (1.15)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (d)        .75           .23            .77            .20            .85            .20

Ratio of net investment income (loss)
  to average net assets (d)                        .27          (.05)           .78            .16            .14           (.03)

Portfolio Turnover Rate (d)                      45.08         45.08          30.28          30.28          59.63          59.63
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)        1,857,167         1,496        631,743            163        850,110            140

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                          MPAM SMALL CAP STOCK FUND(A)   MPAM INTERNATIONAL FUND(A)    MPAM EMERGING MARKETS FUND(A)
                                           -----------------------------------------------------------------------------------------
                                                  MPAM        Investor          MPAM      Investor           MPAM       Investor
                                                Shares         Shares         Shares        Shares          Shares         Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period             12.50          11.95          12.50         11.98          12.50          12.17

Investment Operations:

Investment income (loss)--net                 (.01)(b)       (.01)(b)         .16(b)     (.00)(b,c)         .28(b)           .03(b)

Net realized and unrealized
  gain (loss) on investments                     (.50)           .04         (.58)            .10          (.87)            (.28)

Total from Investment Operations                 (.51)           .03         (.42)            .10          (.59)            (.25)

Distributions:

Dividends from investment income--net              --             --         (.00)(c)          --          (.05)             --

Dividends from net realized gain on investments    --             --          --               --          (.00)(c)          --

Total Distributions                                --             --         (.00)(c)          --          (.05)             --

Net asset value, end of period                   11.99         11.98        12.08           12.08         11.86            11.92
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                             (4.08)          .25        (3.33)            .75         (4.68)           (2.06)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (d)        .96           .19          .96             .22          1.24              .23

Ratio of net investment income (loss)
  to average net assets (d)                       (.09)         (.06)        1.31            (.01)         2.24              .03

Decrease reflected in above expense ratios
  due to undertaking by the Administrator (d)      .04           .01          .08             .01           .42              .04

Portfolio Turnover Rate (d)                     101.57        101.57        34.27           34.27         44.74            44.74
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)          151,440             1      398,759             28         54,863                1

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds





FINANCIAL HIGHLIGHTS (CONTINUED)

                                                MPAM BALANCED FUND(A)           MPAM BOND FUND(A)  MPAM INTERMEDIATE BOND FUND(A)
                                     -----------------------------------------------------------------------------------------------
                                                  MPAM       Investor           MPAM      Investor           MPAM       Investor
                                                Shares         Shares         Shares        Shares         Shares         Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period             12.50         11.53           12.50          12.94          12.50       12.90

Investment Operations:

Investment income--net                             .32(b)        .04(b)          .70            .10            .68         .20

Net realized and unrealized
  gain (loss) on investments                     (1.11)         (.13)            .65            .23            .58         .10

Total from Investment Operations                  (.79)         (.09)           1.35            .33           1.26         .30

Distributions:

Dividends from investment income--net             (.32)         (.05)           (.70)          (.12)          (.68)       (.11)

Net asset value, end of period                   11.39         11.39           13.15          13.15          13.08       13.09
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 (6.38)(c)      (.88)(c)       11.05(c)        2.54(c)       10.29(c)     2.31(c)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets           .59(c)         .16(c)          .56(d)         .81(d)         .56(d)      .81(d)

Ratio of net investment income
  to average net assets                          2.70(c)         .32(c)         5.96(d)        6.03(d)        5.77(d)     5.14(d)

Decrease reflected in above expense ratios
  due to undertaking by the Administrator         .00(c,e)         -             .02(d)         .53(d)         .03(d)      .12(d)

Portfolio Turnover Rate (c)                     75.62          75.62          120.55         120.55         134.69      134.69
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)         412,801              1         675,666            957        398,959         148

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

(E)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                       MPAM SHORT-TERM U.S. GOVERNMENT                 MPAM
                                                                                                            NATIONAL INTERMEDIATE
                                                                                    SECURITIES FUND(A)      MUNICIPAL BOND FUND(A)
                                                                       -------------------------------------------------------------
                                                                                MPAM        Investor           MPAM      Investor
                                                                              Shares          Shares         Shares        Shares
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                           12.50          12.82          12.50      12.91

Investment Operations:

Investment income--net                                                           .63            .09            .51        .07

Net realized and unrealized
  gain (loss) on investments                                                     .37            .08            .74        .32

Total from Investment Operations                                                1.00            .17           1.25        .39

Distributions:

Dividends from investment income--net                                           (.63)          (.11)          (.51)      (.07)

Dividends from net realized gain on investments                                 (.00)(b)         --           (.00)(b)    --

Total Distributions                                                             (.63)          (.11)          (.51)      (.07)

Net asset value, end of period                                                 12.87          12.88          13.24      13.23
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                            8.20           1.29          10.21       3.05
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (d)                                      .55            .80            .52        .77

Ratio of net investment income
  to average net assets (d)                                                     5.41           4.86           4.33       3.91

Decrease reflected in above expense ratios
  due to undertaking by the Administrator (d)                                    .04            .20            .01        .08

Portfolio Turnover Rate (c)                                                    89.21          89.21          47.78      47.78
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                         88,732              1        477,595          1

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds




FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                            MPAM NATIONAL SHORT-TERM                      MPAM
                                                                                                       PENNSYLVANIA INTERMEDIATE
                                                                              MUNICIPAL BOND FUND(A)                  MUNICIPAL
                                                                                                                   BOND FUND(A)
                                                                              ----------------------------------------------------

                                                                              MPAM        Investor         MPAM       Investor
                                                                            Shares         Shares         Shares        Shares
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                         12.50          12.78          12.50      12.90

Investment Operations:

Investment income--net                                                         .48            .07            .50        .07

Net realized and unrealized
  gain (loss) on investments                                                   .40            .12            .66        .26

Total from Investment Operations                                               .88            .19           1.16        .33

Distributions:

Dividends from investment income--net                                         (.48)          (.07)          (.50)      (.07)

Dividends from net realized gain on investments                                 --             --             --       (.00)(b)

Total Distributions                                                          (.48)           (.07)          (.50)      (.07)

Net asset value, end of period                                              12.90           12.90          13.16      13.16
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                         7.15            1.48           9.50       2.58
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (d)                                   .52             .77            .67        .92

Ratio of net investment income
  to average net assets (d)                                                  4.11            3.76           4.25       3.86

Decrease reflected in above expense ratios
  due to undertaking by the Administrator (d)                                 .06             .19            .01        .22

Portfolio Turnover Rate (c)                                                 44.18           44.18          39.32      39.32
------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     119,026               1        879,711        230

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

MPAM Funds Trust (the "Trust") was organized as a Massachusetts business trust on April 12, 2000 and operates as a series company currently offering thirteen series. They are MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund, MPAM Emerging Markets Fund, MPAM Balanced Fund, MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund, MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund (each, a "fund" and collectively, the "funds"). The Trust had no operations until October 2, 2000 (commencement of operations) other than matters relating to its organization and registration as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"), and the Securities Act of 1933, as amended, and the sale and issuance of 8,000 shares of beneficial interest, divided equally among its thirteen series. MPAM Advisers, a division of The Dreyfus Corporation ("Dreyfus"), serves as each fund's investment adviser ("Investment Adviser"). Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the "Administration Agreement"). Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services. Dreyfus is a direct subsidiary of Mellon. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund's shares, which are sold without a sales charge.

The conversion of certain common trust funds (the "Common Trust Funds") maintained by Mellon or Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect subsidiary of Mellon Financial Corporation, into the thirteen corresponding funds comprising the Trust occurred at the close of business on September 29, 2000. The conversion was accomplished by a tax-free exchange, and, at the completion of the conversion, each fund had the following shares, net assets, net asset value and unrealized appreciation/depreciation:


                                                                                                                 Unrealized
                                                                                                                Appreciation
                                                             Shares         Net Assets ($)         NAV ($)     (Depreciation)($)
--------------------------------------------------------------------------------------------------------------------------------
MPAM Large Cap Stock Fund                                215,799,067         2,697,488,350          12.50        1,000,930,899

MPAM Income Stock Fund                                    74,687,696           933,596,199          12.50          326,361,280

MPAM Mid Cap Stock Fund                                   68,637,474           857,968,427          12.50          223,795,718

MPAM Small Cap Stock Fund                                  9,345,275           116,815,931          12.50            4,497,610

MPAM International Fund                                   22,976,701           287,208,762          12.50          (4,729,736)

MPAM Emerging Markets Fund                                        --                    --             --                   --

MPAM Balanced Fund                                        40,501,318           506,266,470          12.50           80,934,182

MPAM Bond Fund                                            48,895,157           611,189,463          12.50          (4,147,170)

MPAM Intermediate Bond Fund                               30,695,666           383,695,825          12.50          (5,295,737)

MPAM Short-Term U.S.
  Government Securities Fund                               8,083,299           101,041,240          12.50          (1,381,430)

MPAM National Intermediate
  Municipal Bond Fund                                     31,451,992           393,149,901          12.50            4,190,530

MPAM National Short-Term
  Municipal Bond Fund                                     10,587,054           132,338,181          12.50               98,430

MPAM Pennsylvania Intermediate
  Municipal Bond Fund                                     70,030,749           875,384,362          12.50            4,994,429

                                                                 The Funds

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The assets of the Common Trust Funds transferred to the funds were valued at current market prices determined in accordance with Rule 17a-7 promulgated under the 1940 Act.

On May 9, 2001, the Board of Trustees of the Trust approved a proposal, which became effective on July 11, 2001, to designate existing shares of each fund as "MPAM" shares and to authorize the creation of a second class of shares, designated "Investor" shares, for each fund. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the MPAM class and Investor class shares. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

(A) PORTFOLIO VALUATION: MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund, MPAM Emerging Markets Fund and MPAM Balanced Fund (Equity securities):

Investments in equity securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust's Board. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund and MPAM Balanced Fund (Debt securities):

Most debt securities are valued each business day by an independent pricing service ("Service") approved by the Trust's Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund' s debt securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust's Board.

MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund:

Investments in municipal securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (" Service" ) approved by the Trust' s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calcu-

lated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: All funds except MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal
Bond   Fund   and   MPAM   Pennsylvania   Intermediate   Municipal  Bond  Fund:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of discount on investments, is recognized on the accrual basis.

MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

Under the terms of the custody agreement with Mellon for each fund, except MPAM International Fund and MPAM Emerging Markets Fund, and with Boston Safe with respect to MPAM International Fund and MPAM Emerging Markets Fund, the funds received net earnings credits during the period ended August 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income. These amounts were as follows:

   MPAM Large Cap Stock Fund                                    $6,166

   MPAM Income Stock Fund                                           --

   MPAM Mid Cap Stock Fund                                       4,618

   MPAM Small Cap Stock Fund                                     2,446

   MPAM International Fund                                      13,119

   MPAM Emerging Markets Fund                                   17,033

   MPAM Balanced Fund                                            8,782

   MPAM Bond Fund                                               37,116

   MPAM Intermediate Bond Fund                                  12,347

   MPAM Short-Term
       U.S. Government Securities Fund                           6,146

   MPAM National Intermediate
       Municipal Bond Fund                                        --

   MPAM National Short-Term
       Municipal Bond Fund                                       3,162

   MPAM Pennsylvania Intermediate
         Municipal Bond Fund                                     9,133

MPAM Bond Fund, MPAM Intermediate Bond Fund and MPAM Short-Term U.S. Government Securities Fund:

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize all fixed income securities on a scientific basis, which differs from the different amortization policies that the funds currently follow. Upon adoption, the funds will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment, effective September 1, 2001, will be to decrease accumulated net investment income, with an offsetting

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

adjustment to accumulated unrealized appreciation (depreciation) on securities in the amount of $557, 173 for MPAM Bond Fund, $1,147,735 for MPAM Intermediate Bond Fund and $477,261 for MPAM Short-Term U.S. Government Securities Fund. This adjustment would, therefore, have no effect on the net assets of the funds.

(C) REPURCHASE AGREEMENTS: Certain funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities,  including  the  risk  of  a  possible  decline  in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into
repurchase    agreements    to    evaluate    potential    risks.

(D) FINANCIAL FUTURES: Certain funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the funds to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a futures broker or a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At August 31, 2001, there were no financial futures contracts outstanding.

(E) FOREIGN CURRENCY TRANSACTIONS: Certain funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(F) FORWARD CURRENCY EXCHANGE CONTRACTS: Certain funds may enter into forward currency exchange contracts to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, a fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, a fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, a fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. A fund realizes a gain if the value of the contract increases between those dates. The funds are also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract. At August 31, 2001, there were no open forward currency exchange contracts, except for MPAM Emerging Markets Fund. The following summarizes open forward currency exchange contracts for MPAM Emerging Markets Fund at August 31, 2001.


                                             Foreign

                                            Currency                                                        Unrealized
 Forward Currency Exchange Contracts         Amounts             Cost ($)         Value ($)             Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------
PURCHASES;

British Pounds, expiring 9/4/2001            31,000              45,123           45,142                         19

(G) CONCENTRATION OF RISK: MPAM Pennsylvania Intermediate Municipal Bond Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(H) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.

MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Balanced Fund, MPAM Bond Fund, MPAM Intermediate Bond Fund and MPAM Short-Term U.S. Government Securities Fund declare and pay dividends from investment income-net monthly.

MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund declare and pay dividends from investment income-net annually.

MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund declare dividends daily from investment income-net; such dividends are paid monthly.

With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, of that fund, it is the policy of the fund not to distribute such gain.

(I) FEDERAL INCOME TAXES: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

The following summarizes each fund's unused capital loss carryovers available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2001. These amounts are calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States of America:


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Expiring in fiscal 2009                                            Total ($)
--------------------------------------------------------------------------------

   MPAM Large Cap Stock Fund                                              --

   MPAM Income Stock Fund                                                 --

   MPAM Mid Cap Stock Fund                                         9,497,000

   MPAM Small Cap Stock Fund                                       6,689,000

   MPAM International Fund                                                --

   MPAM Emerging Markets Fund                                             --

   MPAM Balanced Fund                                                     --

   MPAM Bond Fund                                                         --

   MPAM Intermediate Bond Fund                                            --

   MPAM Short-Term U.S. Government Securities Fund                        --

   MPAM National Intermediate Municipal Bond Fund                         --

   MPAM National Short-Term Municipal Bond Fund                           --

   MPAM Pennsylvania  Intermediate Municipal Bond Fund                    --

During the period ended August 31, 2001, as a result of permanent book to tax differences, MPAM Small Cap Stock Fund increased accumulated undistributed investment income-net by $123,313 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 3--Investment Advisory Fee, Administration Fee and Other Transactions With
Affiliates:

(A) Fees payable by each fund pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each funds' net assets at the following annual rates:
 . 65 of 1% of the MPAM Large Cap Stock Fund, .65 of 1% of the MPAM Income Stock Fund, .75 of 1% of the MPAM Mid Cap Stock Fund, .85 of 1% of the MPAM Small Cap Stock Fund, .85 of 1% of the MPAM International Fund, 1.15% of the MPAM Emerging Markets Fund, .65 of 1% (equity investments), .40 of 1% (debt securities) and
 .15 of 1% (money market investments and other underlying MPAM funds) of the MPAM Balanced Fund, .40 of 1% of the MPAM Bond Fund, .40 of 1% of the MPAM Intermediate Bond Fund, .35 of 1% of the MPAM Short-Term U.S. Government Securities Fund, .35 of 1% of the MPAM National Intermediate Municipal Bond Fund, .35 of 1% of the MPAM National Short-Term Municipal Bond Fund and .50 of 1% of the MPAM Pennsylvania Intermediate Municipal Bond Fund.

Pursuant to the Administration Agreement with Mellon, Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following annual rates:

  0 to $6 billion                                            .15 of 1%

  In excess of $6 billion to $12 billion                     .12 of 1%

  In excess of $12 billion                                   .10 of 1%

No administration fee is applied to assets held by the MPAM Balanced Fund which are invested in cash or money market instruments or shares of certain other series of the Trust.

Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

Mellon has agreed, until September 30, 2003, with respect to each fund listed below, to waive receipt of its fees and/or to reimburse a portion of each fund's expenses, exclusive of taxes, interest, brokerage commissions, Shareholder Services Plan fee and extraordinary expenses, so that the fund's expenses do not exceed, in the aggregate, the rate per annum of the fund's average daily net assets listed below:

1.05%  of  the  MPAM Small Cap Stock Fund, 1.05% of the MPAM International Fund,
1.35%  of  the  MPAM Emerging Markets Fund, .64 of 1% of the MPAM Balanced Fund,
 . 56 of 1% of the MPAM Bond Fund, .56 of 1% of the MPAM Intermediate Bond Fund, . 55 of 1% of the MPAM Short-Term U.S. Government Securities Fund, .52 of 1% of
the MPAM National Intermediate Municipal Bond Fund, .52 of 1% of the MPAM National Short-Term Municipal Bond Fund and .67 of 1% of the MPAM Pennsylvania Intermediate Municipal Bond Fund. During the period ended August 31, 2001, the amounts waived were as follows:


   MPAM Small Cap Stock Fund                                          $ 51,641

   MPAM International Fund                                             274,986

   MPAM Emerging Markets Fund                                          148,298

   MPAM Balanced Fund                                                   13,709

   MPAM Bond Fund                                                      101,789

   MPAM Intermediate Bond Fund                                          90,558

   MPAM Short-Term U.S. Government Securities Fund                      31,840

   MPAM National Intermediate Municipal Bond Fund                       54,809

   MPAM National Short-Term Municipal Bond Fund                         69,066

   MPAM Pennsylvania Intermediate Municipal Bond Fund                   84,893

(B) Each fund has adopted a Shareholder Services Plan (the "Plan") with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. During the period ended August 31, 2001, the Investor shares pursuant to the Plan were charged the following:

   MPAM Large Cap Stock Fund                                            $216

   MPAM Income Stock Fund                                                 36

   MPAM Mid Cap Stock Fund                                                38

   MPAM Small Cap Stock Fund                                              --

   MPAM International Fund                                                 8

   MPAM Emerging Markets Fund                                              3

   MPAM Balanced Fund                                                     --

   MPAM Bond Fund                                                        125

   MPAM Intermediate Bond Fund                                            81

   MPAM Short-Term U.S. Government Securities Fund                        --

   MPAM National Intermediate Municipal Bond Fund                         --

   MPAM National Short-Term
   Municipal Bond Fund                                                    --

   MPAM Pennsylvania Intermediate
         Municipal Bond Fund                                              66

All funds except MPAM International Fund and MPAM Emerging Markets Fund compensate Mellon under a Custody Agreement with Mellon, and MPAM International Fund and MPAM Emerging Markets Fund compensate Boston Safe under a Custody
Agreement with Boston Safe, for providing custodial services for the relevant funds. During the period ended August 31, 2001, pursuant to the custody agreements, the funds were charged the following:

   MPAM Large Cap Stock Fund                                        $143,325

   MPAM Income Stock Fund                                             71,880

   MPAM Mid Cap Stock Fund                                            62,738

   MPAM Small Cap Stock Fund                                          40,642

   MPAM International Fund                                           328,410

   MPAM Emerging Markets Fund                                        103,989

   MPAM Balanced Fund                                                 43,602

   MPAM Bond Fund                                                     48,482

   MPAM Intermediate Bond Fund                                        29,830

   MPAM Short-Term
         U.S. Government Securities Fund                               9,226

   MPAM National Intermediate
       Municipal Bond Fund                                            18,697

   MPAM National Short-Term Municipal Bond Fund                        9,805

   MPAM Pennsylvania
         Intermediate Municipal Bond Fund                             61,815

                                                                       The Funds

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $35,000 and an attendance fee of $3,000 for each in person meeting and $500 for telephone meetings. The annual fee was prorated for the period ended August 31, 2001, because the funds had less than a
full    year    of    operations.

NOTE 4-- Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended August 31, 2001:


                                                                       Purchases                       Sales
---------------------------------------------------------------------------------------------------------------------
MPAM Large Cap Stock Fund                                          1,000,788,165                1,180,339,287

MPAM Income Stock Fund                                               231,992,905                  380,114,465

MPAM Mid Cap Stock Fund                                            1,168,323,334                  483,014,995

MPAM Small Cap Stock Fund                                            277,765,541                  130,698,636

MPAM International Fund                                              240,180,779                  113,998,645

MPAM Emerging Markets Fund                                            67,512,209                   14,035,366

MPAM Balanced Fund                                                   331,584,822                  358,132,098

MPAM Bond Fund                                                       776,401,090                  748,324,470

MPAM Intermediate Bond Fund                                          506,197,865                  507,459,411

MPAM Short-Term U.S. Government Securities Fund                       83,921,088                   98,073,951

MPAM National Intermediate Municipal Bond Fund                       263,466,917                  201,251,801

MPAM National Short-Term Municipal Bond Fund                          54,943,558                   67,871,262

MPAM Pennsylvania Intermediate Municipal Bond Fund                   340,596,210                  368,765,547

The   following   summarizes   the   accumulated   net  unrealized  appreciation
(depreciation)  on  investments and forward currency exchange contracts for each series at August 31, 2001:

                                                                                   Gross                  Gross
                                                                             Appreciation ($)     (Depreciation) ($)         Net ($)
------------------------------------------------------------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                                                     472,205,687           118,797,535        353,408,152

MPAM Income Stock Fund                                                        202,489,055            52,117,954        150,371,101

MPAM Mid Cap Stock Fund                                                       194,021,128            53,115,380        140,905,748

MPAM Small Cap Stock Fund                                                      21,922,317            10,920,166         11,002,151

MPAM International Fund                                                        22,686,138            45,974,549       (23,288,411)

MPAM Emerging Markets Fund                                                      2,701,817             6,429,227        (3,727,410)

MPAM Balanced Fund                                                             47,106,845            14,808,398         32,298,447

MPAM Bond Fund                                                                 18,734,016             1,714,037         17,019,979

MPAM Intermediate Bond Fund                                                     9,578,727                 6,858          9,571,869

MPAM Short-Term U.S. Government Securities Fund                                 1,722,916               305,407          1,417,509

MPAM National Intermediate Municipal Bond Fund                                 25,621,349                 4,796         25,616,553

MPAM National Short-Term Municipal Bond Fund                                    3,572,478                 5,600          3,566,878

MPAM Pennsylvania Intermediate Municipal Bond Fund                             44,516,834                42,503         44,474,331


At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 5--Subsequent Event:

On May 9, 2001, the Trust's Board approved a proposal pursuant to which MPAM Bond Fund would acquire all of the assets and assume the stated liabilities of Dreyfus Disciplined Intermediate Bond Fund, a series of The Dreyfus/Laurel Funds, Inc. (the "Company" ), in an exchange for certain shares of MPAM Bond Fund. The transaction was scheduled to close on October 26, 2001 or such other date on which the parties to the transaction agree.

On May 9, 2001, the Trust's Board also approved a proposal pursuant to which MPAM Small Cap Stock Fund would acquire all of the assets and assume the stated liabilities of Dreyfus Disciplined Smallcap Stock Fund, a series of the Company, in exchange for certain shares of MPAM Small Cap Stock Fund. The transaction was scheduled to close on October 26, 2001 or such other date on which the parties to the transaction agree.


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders

MPAM Funds Trust

We have audited the accompanying statements of assets and liabilities of MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund, MPAM Emerging Markets Fund, MPAM Balanced Fund, MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund, MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund of MPAM Funds Trust (collectively "the Funds"), including the statements of investments, as of August 31, 2001, and the related statements of operations, statements of changes in net assets, and financial highlights for the period from October 2, 2000 (commencement of operations) to August 31, 2001. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2001, the results of their operations, changes in their net assets, and financial highlights for the period from October 2, 2000 (commencement of operations) to August 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP


New York, New York
October 18, 2001



IMPORTANT TAX INFORMATION (Unaudited)

MPAM LARGE CAP STOCK FUND

For Federal tax purposes the fund hereby designates $.0120 per share as a long-term capital gain distribution paid on December 29, 2000.

The fund designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.

MPAM INCOME STOCK FUND

For Federal tax purposes the fund hereby designates $.1220 per share as a long-term capital gain distribution of the $.1553 per share paid on December 29, 2000.

The fund designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.

MPAM MID CAP STOCK FUND

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.

MPAM INTERNATIONAL FUND

In accordance with Federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2001:

   -- the total amount of taxes paid to foreign countries was $927,410

   -- the total amount of income sourced from foreign countries was $5,222,424

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2001 calendar year with Form 1099-DIV which will be mailed by January 31, 2002.

MPAM BALANCED FUND

The fund also designates 14.76% of the ordinary dividends paid during the fiscal year ended August 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.

MPAM SHORT-TERM U.S. GOVERNMENT SECURITIES FUND

For State individual income tax purposes, the Government Securities Series hereby designates 70.87% of the ordinary income dividends paid during its fiscal year ended August 31, 2001 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt form taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

                                                                       The Funds

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2001:

   -- all dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and

   -- the fund hereby designates $.0003 per share as a long-term capital gain distribution of the $.0007 per share paid on December 7, 2000.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 2001 as " exempt-interest dividends" (not generally subject to regular Federal income tax).

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2001:

   -- all dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and

   -- the fund hereby designates $.0025 per share as a long-term capital gain distribution of the $.0048 per share paid on December 7, 2000.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.



NOTES

                                                                 The Funds


                                                           For More Information

MPAM FUNDS TRUST
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY  10166

INVESTMENT ADVISER

MPAM Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

ADMINISTRATOR

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

SUB-ADMINISTRATOR

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN

Domestic Equity Funds and Bond Funds
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

International and Emerging Markets Funds
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA  02108

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.
P.O. Box 9263
Boston, MA 02205-8501

DISTRIBUTOR

Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166



To obtain information:

BY TELEPHONE
MPAM Clients, please contact your MPAM Account Officer or call 1-888-281-7350.
Individual Account holders, please call Dreyfus at 1-800-896-8167

BY MAIL  MPAM Clients, write to your

MPAM Account Officer
c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Individual Account Holders, write to:

MPAM Family of Funds
P.O. Box 105
Newark, N.J. 07101-0105

(c)2001 Dreyfus Service Corporation
MPAMAR0801